UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2014
(Registrant changed its fiscal year end from October 31)

Date of reporting period:	7/31/2014

Item 1	–	Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

THE TARGET PORTFOLIO TRUST®

ANNUAL REPORT • JULY 31, 2014

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about each Portfolio’s securities are for the period covered by this report and are subject to change thereafter.

Target Funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, the Rock symbol, Bring Your Challenges, Target Funds, and Target Portfolio Trust are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 16, 2014

Dear Target Shareholder:

We hope you find the annual report for Target informative and useful. The report covers performance for the 12-month period that ended July 31, 2014. Please note Target has changed its fiscal year-end from October 31 to July 31. Going forward, Target’s annual and semi-annual reports will be based on the new fiscal year-end cycle. The change in fiscal year-end will not affect the management or operation of the portfolios.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Whether you are looking for capital growth, current income, or a combination of both, the Target portfolios feature a wide range of strategies to suit a variety of investment needs.

Target is founded upon the belief that investment management talent is dispersed across a variety of firms and can be systematically identified through research. The managers for each portfolio are carefully chosen from among the leading institutional money managers and are monitored by our team of experienced investment management analysts. Of course, the future performance of the Target portfolios cannot be guaranteed.

Your selections among the Target portfolios can evolve as your needs change. Your financial professional can help you stay informed of important developments and assist you in determining whether you need to modify your investments.

Thank you for your continued confidence.

Sincerely,

Stuart S. Parker, President

The Target Portfolio Trust

The TARGET Portfolio Trust	1

Target Large Capitalization Growth Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class R	15.15%	98.08%	N/A	57.98% (8/22/06)
Class T	15.73	103.16	94.16%	—
Russell 1000® Growth Index	18.69	121.61	129.44	—
S&P 500 Index	16.92	117.17	115.70	—
Lipper Large-Cap Growth Funds Average	18.20	106.16	117.73	—

	Average Annual Total Returns as of 6/30/14
	One Year	Five Years	Ten Years	Since Inception
Class R	21.80%	16.44%	N/A	6.11% (8/22/06)
Class T	22.48	17.05	6.17%	—
Russell 1000 Growth Index	26.92	19.24	8.20	—
S&P 500 Index	24.58	18.82	7.78	—
Lipper Large-Cap Growth Funds Average	26.61	17.40	7.51	—

	Average Annual Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class R	15.15%	14.65%	N/A	5.93% (8/22/06)
Class T	15.73	15.23	6.86%	—

2	The TARGET Portfolio Trust

Growth of a $10,000 Investment

Large Capitalization Growth Portfolio

The graph compares a $10,000 investment in the Target Large Capitalization Growth Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2004) and the account values at the end of the current fiscal period (July 31, 2014), as measured on a quarterly basis.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The TARGET Portfolio Trust	3

Target Large Capitalization Growth Portfolio

Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class R	Class T
Maximum initial sales charge	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.75% (.50% currently)	None

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

Lipper Large-Cap Growth Funds Average

Lipper Large-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity (USDE) large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Benchmark Inception Returns

Large Capitalization Growth Portfolio—Russell 1000 Growth Index Closest Month-End to Inception cumulative total return as of 7/31/14 is 98.32% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 6/30/14 is 9.35% for Class R. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/14 is 75.33% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/14 is 7.62% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/14 is 86.11% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/14 is 8.33% for Class R.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deduction for portfolio operating expenses, sales charges, or taxes.

The Lipper Average represents returns based on an average of all funds in the respective Lipper category for the periods noted. The returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

4	The TARGET Portfolio Trust

Strategy and Performance Overview

How did the Portfolio perform?

The Large Capitalization Growth Portfolio’s Class T shares returned 15.73% for the 12-month period ended July 31, 2014. This compares to the 18.69% return of its benchmark, the Russell 1000® Growth Index (the Index) and the 18.20% return of the Lipper Large Cap Growth Funds Average during the 12-month period ended July 31, 2014.

The Portfolio was sub-advised during this reporting period by Brown Advisory, LLC (Brown) and Massachusetts Financial Services Company (MFS).

What were market conditions?

U.S. large-cap equities generated strong returns for the reporting period, posting their eighth consecutive quarter of gains during the second quarter of 2014. Investors were buoyed by improving employment figures, housing data, and automobile sales, as well as the Federal Reserve’s (Fed) continued commitment to low interest rates. These factors outweighed the contraction in first-quarter U.S. economic growth, anxiety about the crisis in Ukraine, and mixed news about China’s growth prospects. For the period overall, large-cap stocks outperformed small-cap stocks by a wide margin, and micro-cap stocks registered losses during the second quarter.

What affected the Portfolio’s performance?

•

Stock selection was the primary contributor to the Portfolio’s underperformance relative to the Index, particularly holdings in the information technology and industrials sectors. Although the Portfolio benefited from good stock selection in the consumer discretionary and financials sectors, these results were not enough to offset the weak performance of holdings in other sectors.

•

Style factors slightly detracted from relative performance, particularly the Portfolio’s underweight compared with the Index in stocks with high dividend yields and low valuations. Stocks with lower price-to-earnings ratios and higher yields outperformed their higher growth, lower-yielding counterparts during the reporting period. Both Brown and MFS seek to buy companies with high earnings per share growth rates, but these companies tend to be more expensive and do not pay dividends.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	5

Target Large Capitalization Value Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class R	15.66%	102.50%	N/A	35.77% (8/22/06)
Class T	16.26	107.45	87.34%	—
Russell 1000® Value Index	15.47	118.92	115.76	—
S&P 500 Index	16.92	117.17	115.70	—
Lipper Large-Cap Value Funds Average	14.72	102.46	100.97	—

	Average Annual Total Returns as of 6/30/14
	One Year	Five Years	Ten Years	Since Inception
Class R	24.25%	17.07%	N/A	4.15% (8/22/06)
Class T	24.95	17.66	6.40%	—
Russell 1000 Value Index	23.81	19.23	8.03	—
S&P 500 Index	24.58	18.82	7.78	—
Lipper Large-Cap Value Funds Average	22.72	17.24	7.08	—

	Average Annual Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class R	15.66%	15.16%	N/A	3.93% (8/22/06)
Class T	16.26	15.71	6.48%	—

6	The TARGET Portfolio Trust

Growth of a $10,000 Investment

Large Capitalization Value Portfolio

The graph compares a $10,000 investment in the Target Large Capitalization Value Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2004) and the account values at the end of the current fiscal period (July 31, 2014), as measured on a quarterly basis.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The TARGET Portfolio Trust	7

Target Large Capitalization Value Portfolio

Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class R	Class T
Maximum initial sales charge	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.75% (.50% currently)	None

Benchmark Definitions

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index which contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

Lipper Large-Cap Value Funds Average

Lipper Large-Cap Value funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity (USDE) large-cap floor. Large-cap value funds typically have a below-average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P 500 Index.

Benchmark Inception Returns

Large Capitalization Value Portfolio—Russell 1000 Value Index Closest Month-End to Inception cumulative total return as of 7/31/14 is 59.75% for Class R. Russell 1000 Value Index Closest Month-End to Inception average annual total return as of 6/30/14 is 6.40% for Class R. S&P 500 Index Closest Month-End to Inception cumulative total return as of 7/31/14 is 75.33% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 6/30/14 is 7.62% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/14 is 55.41% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/14 is 5.93% for Class R.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deduction for portfolio operating expenses, sales charges, or taxes.

The Lipper Average represents returns based on an average of all funds in the respective Lipper category for the periods noted. The returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

8	The TARGET Portfolio Trust

Strategy and Performance Overview

How did the Portfolio perform?

The Large Capitalization Value Portfolio’s Class T shares returned 16.26% for the 12-month period ended July 31, 2014. This compares to the 15.47% return of its benchmark, the Russell 1000® Value Index (the Index), and the 14.72% return of the Lipper Large-Cap Value Funds Average for the 12-month period ended July 31, 2014.

The Portfolio was sub-advised during this reporting period by NFJ Investment Group LLC (NFJ); Hotchkis and Wiley Capital Management, LLC (H&W); and Epoch Investment Partners, Inc. (Epoch).

What were market conditions?

U.S. large-cap equities generated strong returns for the reporting period, posting their eighth consecutive quarter of gains during the second quarter of 2014. Investors were buoyed by improving employment figures, housing data, and automobile sales, as well as the U.S. Federal Reserve’s (Fed) continued commitment to low interest rates. These factors outweighed the contraction in first-quarter U.S. economic growth, anxiety about the crisis in Ukraine, and mixed news about China’s growth prospects. For the period overall, large-cap stocks outperformed small-cap stocks by a wide margin, and micro-cap stocks registered losses during the second quarter.

What affected the Portfolio’s performance?

•

Sector allocation helped relative results as the Portfolio had an overweight position to the technology sector, which was the best performing sector within the Index during the reporting period. The Portfolio’s cash holdings was a modest drag on relative results, which is not unexpected given the sound gains of the Index and the fact that cash earned little.

•	Stock selection was a modest plus for the Portfolio as gains within the pharmaceutical and oil and gas industries offset weakness among consumer discretionary and semiconductor companies.

•	While Epoch and Hotchkis and Wiley outperformed the Index for the reporting period, NFJ trailed, although modestly.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	9

Target Small Capitalization Growth Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class R	2.57%	98.95%	N/A	37.14% (8/22/06)
Class T	3.01	103.89	74.60%	—
Russell 2000® Growth Index	8.93	121.46	145.26	—
Russell 2000® Index	8.56	115.11	132.02	—
Lipper Small-Cap Growth Funds Average	7.92	119.60	133.80	—

	Average Annual Total Returns as of 6/30/14
	One Year	Five Years	Ten Years	Since Inception
Class R	17.54%	18.03%	N/A	5.02% (8/22/06)
Class T	18.11	18.61	5.54%	—
Russell 2000 Growth Index	24.73	20.50	9.04	—
Russell 2000 Index	23.64	20.21	8.70	—
Lipper Small-Cap Growth Funds Average	22.44	20.00	8.50	—

	Average Annual Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class R	2.57%	14.75%	N/A	4.06% (8/22/06)
Class T	3.01	15.31	5.73%	—

10	The TARGET Portfolio Trust

Growth of a $10,000 Investment

Small Capitalization Growth Portfolio

The graph compares a $10,000 investment in the Target Small Capitalization Growth Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2004) and the account values at the end of the current fiscal period (July 31, 2014), as measured on a quarterly basis.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The TARGET Portfolio Trust	11

Target Small Capitalization Growth Portfolio

Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class R	Class T
Maximum initial sales charge	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.75% (.50% currently)	None

Benchmark Definitions

Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged index which contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how the stock prices of smaller companies have performed.

Lipper Small-Cap Growth Funds Average

Lipper Small-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (USDE) small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P SmallCap 600 Index.

Benchmark Inception Returns

Small Capitalization Growth Portfolio—Russell 2000 Growth Index Closest Month-End to Inception cumulative total return as of 7/31/14 is 91.45% for Class R. Russell 2000 Growth Index Closest Month-End to Inception average annual total return as of 6/30/14 is 9.51% for Class R. Russell 2000 Index Closest Month-End to Inception cumulative total return as of 7/31/14 is 73.24% for Class R. Russell 2000 Index Closest Month-End to Inception average annual total return as of 6/30/14 is 8.13% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/14 is 84.22% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/14 is 8.82% for Class R.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deduction for portfolio operating expenses, sales charges, or taxes.

The Lipper Average represents returns based on an average of all funds in the respective Lipper category for the periods noted. The returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

12	The TARGET Portfolio Trust

Strategy and Performance Overview

How did the Portfolio perform?

The Small Capitalization Growth Portfolio’s Class T shares rose 3.01% for the 12-month period ended July 31, 2014. This compares to the 8.93% return of the Russell 2000® Growth Index (the Index) and the 7.92% return of the Lipper Small-Cap Growth Funds Average.

The Portfolio was sub-advised during the reporting period by Eagle Asset Management, Inc. (Eagle) and Emerald Mutual Fund Advisers Trust (Emerald).

What were market conditions?

During the reporting period, the overall stock market advanced, reflecting sustained improvement in the U.S. economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve (Fed) began incrementally tapering its quantitative easing program in December 2013, signaling confidence in U.S. economic activity and labor market conditions. U.S. GDP contracted in the first quarter of 2014, largely because of severe winter weather, but rebounded in the second quarter.

Small-cap stocks with the highest forecast long-term growth were the best performers in January and February, followed by inexpensive stocks in March. During the first and second quarters of 2014, small-capitalization stocks were the worst performers of all capitalization ranges. Investors then began to favor value-style stocks. Healthcare was one of the best performing sectors led by continued strength from the biotechnology industry, while financial services and consumer discretionary lagged other sectors.

What affected the Portfolio’s performance?

•

The Portfolio trailed the Index, largely because of its holdings in the information technology, healthcare, and energy sectors. In particular, investments in the Internet software and services and biotechnology industries hampered results.

•

Most of the Portfolio’s relative underperformance can be attributed to Eagle’s and Emerald’s positions in Internet software and services companies that fell short of earnings growth expectations during the second quarter of 2014.

•

In addition, Eagle did not own many of the high-priced, high-growth biotechnology companies that outperformed during the reporting period. Conversely, Emerald’s biotechnology holdings performed well in November and December 2013.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	13

Strategy and Performance Overview (continued)

•	Although sector allocation does not generally play a role in managing the Portfolio, a slight underweight relative to the Index in the information technology sector hurt performance.

•

The Portfolio’s exposure to larger market-cap securities and to those more actively traded companies had a positive impact. An underexposure to less leveraged and less risky companies were a slight drag on performance.

•	On the positive side, the Portfolio’s marginal overweight in the energy sector added to relative returns. Its exposure to larger-cap stocks also enhanced performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

14	The TARGET Portfolio Trust

Target Small Capitalization Value Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	N/A	N/A	N/A	1.68% (2/14/14)
Class R	10.57%	112.27%	N/A	84.92 (8/22/06)
Class T	11.18	117.69	169.78%	—
Russell 2000® Value Index	8.18	108.48	117.31	—
Russell 2000 Index	8.56	115.11	132.02	—
Lipper Small-Cap Value Funds Average	10.18	115.84	130.11	—
Lipper Small-Cap Core Funds Average	9.78	113.85	134.73	—

	Average Annual Total Returns as of 6/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	N/A	N/A	N/A	N/A (2/14/14)
Class R	23.01%	19.49%	N/A	8.85% (8/22/06)
Class T	23.64	20.09	10.59%	—
Russell 2000 Value Index	22.54	19.88	8.24	—
Russell 2000 Index	23.64	20.21	8.70	—
Lipper Small-Cap Value Funds Average	23.67	20.28	8.71	—
Lipper Small-Cap Core Funds Average	23.73	19.79	8.88	—

	Average Annual Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	N/A	N/A	N/A	N/A (2/14/14)
Class R	10.57%	16.25%	N/A	8.05% (8/22/06)
Class T	11.18	16.83	10.43%	—

The TARGET Portfolio Trust	15

Target Small Capitalization Value Portfolio

Performance (continued)

Growth of a $10,000 Investment

Small Capitalization Value Portfolio

The graph compares a $10,000 investment in the Target Small Capitalization Value Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2004) and the account values at the end of the current fiscal period (July 31, 2014), as measured on a quarterly basis.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

16	The TARGET Portfolio Trust

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class R	Class T
Maximum initial sales charge	5.50% of the public Offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	.75% (.50% currently)	None

Benchmark Definitions

Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have lower price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how the stock prices of smaller companies have performed.

Lipper Small-Cap Value Funds Average

Lipper Small-Cap Value funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and a three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Although Lipper classifies the Portfolio in the Lipper Small-Cap Core Funds Performance Universe, returns for the Lipper Small-Cap Value Funds Performance Universe are also shown because the Portfolio’s manager believes that the funds included in the Lipper Small-Cap Value Funds Performance Universe provide a more appropriate basis for Portfolio performance comparisons.

Lipper Small-Cap Core Funds Average

Lipper Small-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (USDE) small-cap ceiling. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value, compared to the S&P SmallCap 600 Index.

The TARGET Portfolio Trust	17

Target Small Capitalization Value Portfolio

Performance (continued)

Benchmark Inception Returns

Small Capitalization Value Portfolio—Russell 2000 Value Index Closest Month-End to Inception cumulative total returns as of 7/31/14 are 1.84% for Class A and 55.71% for Class R. Russell 2000 Value Index Month-End to Inception average annual total return as of 6/30/14 is 6.66% for Class R. Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 7/31/14 are –0.30% for Class A and 73.24% for Class R. Russell 2000 Index Closest Month-End to Inception average annual total return as of 6/30/14 is 8.13% for Class R. Lipper Small-Cap Value Funds Average Closest Month-End to Inception cumulative total returns as of 7/31/14 are 2.84% for Class A and 72.12% for Class R. Lipper Small-Cap Value Funds Average Closest Month-End to Inception average annual total return as of 6/30/14 is 7.83% for Class R. Lipper Small-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 7/31/14 are 1.81% for Class A and 76.16% for Class R. Lipper Small-Cap Core Funds Average Closest Month-End to Inception average annual total return as of 6/30/14 is 8.20% for Class R. Class A shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deduction for portfolio operating expenses, sales charges, or taxes.

The Lipper Averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages reflect the deduction of operating expenses, but not sales charges or taxes.

18	The TARGET Portfolio Trust

Strategy and Performance Overview

How did the Portfolio perform?

The Small Capitalization Value Portfolio’s Class T shares returned 11.18% for the 12-month period ended July 31, 2014. This compares to the 8.18% return of its benchmark, the Russell 2000® Value Index (the Index), the 9.78% return of the Lipper Small-Cap Core Funds Average, and the 10.18% return of the Lipper Small Cap Value Funds Average.

The Portfolio was sub-advised during this reporting period by EARNEST Partners, LLC; Lee Munder Capital Group, LLC (Lee Munder); J.P. Morgan Investment Management, Inc. (J.P. Morgan); NFJ Investment Group LLC (NFJ); Vaughan Nelson Investment Management, L.P. (Vaughan Nelson); and Sterling Capital Management LLC (Sterling was added as a subadviser in January 2014).

What were market conditions?

During the reporting period, the overall stock market advanced, reflecting sustained improvement in the U.S. economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve (Fed) began incrementally tapering its quantitative easing program in December 2013, signaling confidence in U.S. economic activity and labor market conditions. U.S. GDP contracted in the first quarter of 2014, largely because of severe winter weather, but rebounded in the second quarter.

Small cap stocks underperformed mid-cap and large-cap stocks, while growth-oriented stocks outperformed value-oriented stocks. Nine of the 10 sectors in the Index generated positive returns, with healthcare, energy, and materials posting double-digit gains. The telecommunication services sector recorded a double-digit decline.

What affected the Portfolio’s performance?

•

The Portfolio’s outperformance was driven mostly by positive, broad-based stock selection, but sector allocation helped, too. In particular, the Portfolio benefited from an overweight to the healthcare sector (which was the Index’s best performing area) and an underweight to financials (which was an area of weakness). The Portfolio’s cash holdings was a modest drag on relative results, which is not unexpected given the benchmark’s sound gains and the fact that cash earned little over the reporting period.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	19

Strategy and Performance Overview (continued)

•

Of the investment subadvisers that comprise the Portfolio, all but Lee Munder posted results that exceed the Index. Lee Munder’s performance modestly trailed the Index. Please note that in January 2014, Sterling Capital was added to the Portfolio. As a result, their performance does not reflect an entire year.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

20	The TARGET Portfolio Trust

Target International Equity Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class Q	10.53%	N/A	N/A	17.92% (3/1/11)
Class R	9.84	45.54%	N/A	24.94 (8/22/06)
Class T	10.42	49.20	101.62%	—
MSCI EAFE ND Index	15.07	56.67	98.08	—
Lipper Customized Blend Funds Average	12.64	53.57	93.64	—
Lipper International Multi-Cap Core Funds Average	12.52	54.80	91.00	—

	Average Annual Total Returns as of 6/30/14
	One Year	Five Years	Ten Years	Since Inception
Class Q	20.37%	N/A	N/A	5.93% (3/1/11)
Class R	19.67	10.49%	N/A	3.23 (8/22/06)
Class T	20.26	11.03	7.22%	—
MSCI EAFE ND Index	23.57	11.77	6.93	—
Lipper Customized Blend Funds Average	21.12	11.49	6.74	—
Lipper International Multi-Cap Core Funds Average	21.02	11.71	6.66	—

	Average Annual Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class Q	10.53%	N/A	N/A	4.94% (3/1/11)
Class R	9.84	7.80%	N/A	2.84 (8/22/06)
Class T	10.42	8.33	7.26%	—

The TARGET Portfolio Trust	21

Target International Equity Portfolio

Performance (continued)

Growth of a $10,000 Investment

International Equity Portfolio

The graph compares a $10,000 investment in the Target International Equity Portfolio (Class T) with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Net Dividend Index (MSCI EAFE ND Index) by portraying the initial account values at the beginning of the 10-year period (July 31, 2004) and the account values at the end of the current fiscal period (July 31, 2014), as measured on a quarterly basis.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

22	The TARGET Portfolio Trust

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class Q	Class R	Class T
Maximum initial sales charge	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	None	.75% (.50% currently)	None

Benchmark Definitions

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements of developed country markets in Europe, Australasia, and the Far East. It gives an indication of how foreign stocks have performed. The MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average is a 50/50 blend of the Lipper International Multi-Cap Core Funds and Lipper International Large-Cap Core Funds Averages. Although Lipper classifies the Portfolio in the Lipper International Multi-Cap Core Funds Performance Universe, returns for the Lipper Customized Blend Funds Performance Universe are also shown because the Portfolio’s manager believes that the funds included in this custom blend universe provide a more appropriate basis for Portfolio performance comparisons.

Lipper International Multi-Cap Core Funds Average

Lipper International Multi-Cap Core funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the MSCI EAFE Index.

Benchmark Inception Returns

International Equity Portfolio—MSCI EAFE ND Index Closest Month-End to Inception cumulative total returns as of 7/31/14 are 22.94% for Class Q and 28.41% for Class R. MSCI EAFE ND Index Closest Month-End to Inception average annual total returns as of 6/30/14 are 7.03% for Class Q and 3.51% for Class R. Lipper Customized Blend Funds Average Closest Month-End to Inception cumulative total returns as of 7/31/14 are 20.25% for Class Q and 26.57% for Class R. Lipper Customized Blend Funds Average Closest Month-End to Inception average annual total returns as of 6/30/14 are 6.41% for Class Q and 3.28% for Class R. Lipper International Multi-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 7/31/14 are 20.38% for Class Q and 25.96% for Class R. Lipper International Multi-Cap Core Funds Average Closest Month-End to Inception average annual total returns as of 6/30/14 are 6.58% for Class Q and 3.32% for Class R.

The TARGET Portfolio Trust	23

Target International Equity Portfolio

Performance (continued)

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

The Lipper Averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages reflect the deduction of operating expenses, but not sales charges or taxes.

24	The TARGET Portfolio Trust

Strategy and Performance Overview

How did the Portfolio perform?

The International Equity Portfolio’s Class T shares returned 10.42% for the 12-month period ended July 31, 2014. This compares to the 15.07% return of the MSCI EAFE (Europe, Australasia, and Far East) Net Dividend Index (the Index), the 12.52% return of the Lipper International Multi-Cap Core Funds Average, and the 12.64% return of the Lipper Customized Blend Funds Average for the 12-month period ended July 31, 2014.

The Portfolio was sub-advised during the reporting period by LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg).

What were market conditions?

Investors seemed optimistic during the reporting period in spite of global geopolitical turmoil, including tensions between Russia and the Ukraine and the sectarian uprising in Iraq. Positive sentiment was driven by continued assurances from the U.S. Federal Reserve (Fed) and the European Central Bank that interest rates would remain low, which lifted several global equity indexes toward multi-year highs and sent volatility to historic lows. The number of mergers and acquisitions contributed to investors’ positive mood, as more than $1 trillion in deals have recently taken place.

During the reporting period, all international regions and sectors in the Index turned in positive returns, led by strength in the healthcare, energy, and information technology sectors. From a regional perspective, Western Europe (led by the U.K.) delivered the best results within the Index. Emerging markets stocks also performed well, posting gains during the 2014 calendar year through July 31, 2014.

What affected the Portfolio’s performance?

•

The Portfolio underperformed the Index during the reporting period, because of allocation effects and stock selection. An overweight position in consumer discretionary, the worst-performing sector in the Index, detracted from relative performance. In addition, the Portfolio’s holdings failed to keep up with Index returns.

•

The Portfolio experienced similar results in the consumer staples and information technology sectors, as it failed to keep pace with each sector’s Index returns. On a positive note, the Portfolio’s stock selection was very strong in the utilities sector, which added to relative performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	25

Strategy and Performance Overview (continued)

•

From a regional standpoint, stock selection in Western Europe hurt results, while the Portfolio’s holdings in the Pacific Rim and North America had a neutral and positive impact, respectively, on performance versus the Index.

•

The LSV portion of the Portfolio outperformed the Index as a result of allocation and stock selection. Returns were strongest in the consumer discretionary, financials, and telecommunications services sectors. From a country perspective, LSV benefited most from its holdings in Japan, Switzerland, and Spain.

•

The Thornburg portion of the Portfolio underperformed, with security selection trailing the Index in nine out of 10 sectors. The largest areas of weakness were in the consumer discretionary, financials, and information technology sectors. In financials, what the Portfolio didn’t hold hurt performance the most. For example, Thornburg was underweight real estate securities, the best performing group within the financials sector. In country allocation, Thornburg’s underweight to Japan dampened relative returns, while its exposure to emerging markets such as Brazil and Mexico detracted significantly.

Did the Portfolio use derivatives and how did they affect performance?

•

Thornburg used currency forwards (a form of a derivative instrument) as a tool to hedge some of the currency risk from investing in non-U.S. stocks. During the reporting period, this foreign exchange hedging had a slightly positive effect on the Portfolio.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

26	The TARGET Portfolio Trust

Target Total Return Bond Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class R	2.80%	25.23%	N/A	55.53% (8/22/06)
Class T	3.39	28.49	76.43%	—
Barclays U.S. Aggregate Bond Index	3.97	24.42	59.88	—
Lipper Core Bond Funds Average	4.44	29.24	54.91	—
Lipper Corporate Debt BBB-Rated Funds Average	6.93	42.85	75.35	—

	Average Annual Total Returns as of 6/30/14
	One Year	Five Years	Ten Years	Since Inception
Class R	3.46%	5.22%	N/A	5.85% (8/22/06)
Class T	4.05	5.76	5.98%	—
Barclays U.S. Aggregate Bond Index	4.37	4.85	4.93	—
Lipper Core Bond Funds Average	4.93	5.85	4.56	—
Lipper Corporate Debt BBB-Rated Funds Average	7.85	8.21	5.81	—

	Average Annual Total Returns as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class R	2.80%	4.60%	N/A	5.72% (8/22/06)
Class T	3.39	5.14	5.84%	—

The TARGET Portfolio Trust	27

Target Total Return Bond Portfolio

Performance (continued)

Growth of a $10,000 Investment

Total Return Bond Portfolio

The graph compares a $10,000 investment in the Target Total Return Bond Portfolio (Class T) with a similar investment in the Barclays U.S. Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2004) and the account values at the end of the current fiscal period (July 31, 2014), as measured on a quarterly basis.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

28	The TARGET Portfolio Trust

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class R	Class T
Maximum initial sales charge	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.75% (.50% currently)	None

Benchmark Definitions

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad indication of how bond prices of short- and intermediate-term bonds have performed.

Lipper Core Bond Funds Average

Lipper Core Bond funds invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. Although Lipper classifies the Portfolio in the Lipper Corporate Debt BBB-Rated Funds Performance Universe, returns for the Lipper Core Bond Funds Performance Universe are also shown because the Portfolio’s manager believes that the funds included in the Lipper Core Bond Funds Performance Universe provide a more appropriate basis for Portfolio performance comparisons.

Lipper Corporate Debt BBB-Rated Funds Average

Lipper Corporate Debt BBB-Rated funds invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Benchmark Inception Returns

Total Return Bond Portfolio—Barclays U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total return as of 7/31/14 is 48.11% for Class R. Barclays U.S. Aggregate Bond Index Closest Month-End to Inception average annual total return as of 6/30/14 is 5.18% for Class R. Lipper Core Bond Funds Average Closest Month-End to Inception cumulative total return as of 7/31/14 is 44.90% for Class R. Lipper Core Bond Funds Average Closest Month-End to Inception average annual total return as of 6/30/14 is 4.84% for Class R. Lipper Corporate Debt BBB-Rated Funds Average Closest Month-End to Inception cumulative total return as of 7/31/14 is 61.88% for Class R. Lipper Corporate Debt BBB-Rated Funds Average Closest Month-End to Inception average annual total return as of 6/30/14 is 6.30% for Class R.

The TARGET Portfolio Trust	29

Target Total Return Bond Portfolio

Performance (continued)

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deduction for portfolio operating expenses, sales charges, or taxes.

The Lipper Averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages reflect the deduction of operating expenses, but not sales charges or taxes.

30	The TARGET Portfolio Trust

Strategy and Performance Overview

How did the Portfolio perform?

The Total Return Bond Portfolio’s Class T shares returned 3.39% for the 12-month period ended July 31, 2014. This compares to the 3.97% return of the Barclays U.S. Aggregate Bond Index (the Index), the 4.44% return of the Lipper Core Bond Funds Average, and the 6.93% return of the Lipper Corporate Debt BBB-Rated Funds Average for the 12-month period ended July 31, 2014.

Pacific Investment Management Company LLC (PIMCO) managed the Portfolio during this reporting period.

What were market conditions?

The reporting period was dominated by news of global central bank policies, tighter spreads (yield differentials between bonds of comparable maturities), and rising geopolitical tensions.

•

Global fixed income markets posted solid returns during the reporting period overall, benefiting from a decline in interest rates across most maturities and sentiment that the federal funds rate would remain low.

•

In January, the Federal Reserve (Fed) began to gradually exit its quantitative easing bond-buying program. The Fed reassured the markets that the federal funds rate would remain near zero until signs of sustainable economic growth were broadly evident.

•	Rising geopolitical tensions between Russia and the Ukraine led to increased volatility, particularly in the equity markets.

•

An uncharacteristically cold winter took a toll on the U.S. economy, leading to a contraction in first-quarter growth. Investors seemed to ignore the news, apparently trusting that a spring bounce-back was likely.

•

In the second quarter, improving global economic data, supportive central bank policy, and the easing of global political risks led to sizable equity market gains. Meanwhile, the strong momentum of the high yield market in the first half of 2014 reversed during July. After yields on high yield bonds reached all-time lows in June, investors appeared to focus on valuations despite continued strong fundamentals.

•

To spur business lending, the European Central Bank (ECB) announced new easing measures, including the introduction of a negative deposit rate and a cut in the key policy rate, as well as targeted long-term refinancing operations.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	31

Strategy and Performance Overview (continued)

What affected the Portfolio’s performance?

•	The Portfolio’s yield curve positioning, specifically a focus on short-to-intermediate maturities coupled with an underweight to longer maturities, dampened performance as the yield curve flattened.

•

Interest rate exposures to non-U.S. economies contributed positively to returns. Among developed countries, the Portfolio’s exposures to Italy and Spain added to performance as rates declined on continuing support from the ECB.

•

The Portfolio’s mortgage exposure added to relative performance for the period. Although an underweight position in agency mortgage-backed securities (MBS) was negative, it was more than offset by the Portfolio’s allocation to non-agency MBS, which continued to benefit from limited supply and the housing sector recovery.

•

Other positive contributors to performance included the Portfolio’s exposure to Build America Bonds, as spreads tightened on investor demand for attractive yields. Holdings of Treasury inflation-protected securities (TIPS) also added to returns as breakeven inflation (the yield difference between nominal Treasury bonds and TIPS) rose over the period.

•

The Portfolio’s underweight position in the investment grade corporate sector detracted from returns as spreads generally narrowed; however, this was slightly offset by a focus on investment-grade credit and high yield financials, which outperformed the broader corporate sector during the period.

•

Modest currency exposure also contributed to returns for the period. In particular, the Portfolio benefited from its underweight position versus the euro starting in the second quarter of 2014, as the euro depreciated versus the U.S. dollar.

Did the Portfolio use derivatives and how did they affect performance?

•

Derivatives were used in the Portfolio and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Portfolio’s U.S. duration positioning, which was negative for relative returns, was partly facilitated through the use of interest rate swaps. However, U.S. duration exposure gained through futures and swaptions contributed significantly to returns because of their positioning on the steepest portion of the yield curve. The Portfolio’s allocations to emerging markets local debt, which had a relatively neutral impact on performance, included exposure to local debt in Brazil and Mexico that was partially implemented through interest rate swaps. However, the Portfolio’s exposures to those two countries through sell protection credit default swaps was positive for performance, more than offsetting the negative contribution from interest rate swaps. Additionally, although the Portfolio’s corporate exposure was negative overall for performance, exposure gained through index credit default swaps was positive.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

32	The TARGET Portfolio Trust

Target Intermediate-Term Bond Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 7/31/14
	One Year	Five Years	Ten Years
Class T	1.80%	24.98%	69.15%
Barclays Intermediate Govt./Credit Bond Index	2.32	20.28	51.20
Lipper Core Bond Funds Average	4.44	29.24	54.91

	Average Annual Total Returns as of 6/30/14
	One Year	Five Years	Ten Years
Class T	2.27%	4.93%	5.52%
Barclays Intermediate Govt./Credit Bond Index	2.86	4.09	4.33
Lipper Core Bond Funds Average	4.93	5.85	4.56

	Average Annual Total Returns as of 7/31/14
	One Year	Five Years	Ten Years
Class T	1.80%	4.56%	5.40%

The TARGET Portfolio Trust	33

Target Intermediate-Term Bond Portfolio

Performance (continued)

Growth of a $10,000 Investment

Intermediate-Term Bond Portfolio

The graph compares a $10,000 investment in the Target Intermediate-Term Bond Portfolio (Class T) with a similar investment in the Barclays Intermediate Government/Credit Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2004) and the account values at the end of the current fiscal period (July 31, 2014), as measured on a quarterly basis.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

34	The TARGET Portfolio Trust

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

Class T
Maximum initial sales charge	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	None
Annual distribution and service (12b-1) fees	None

Benchmark Definitions

Barclays Intermediate Government/Credit Bond Index

The Barclays Intermediate Government/Credit Bond Index is an unmanaged index of publicly traded U.S. government bonds and investment-grade corporate bonds with maturities of up to 10 years. It gives a broad indication of how intermediate-term bonds have performed.

Lipper Core Bond Funds Average

Lipper Core Bond funds invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deduction for portfolio operating expenses, sales charges, or taxes.

The Lipper Average represents returns based on an average of all funds in the respective Lipper category for the periods noted. The returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

The TARGET Portfolio Trust	35

Strategy and Performance Overview

How did the Portfolio perform?

The Intermediate-Term Bond Portfolio’s Class T shares returned 1.80% for the 12-month period ended July 31, 2014. This compares to the 2.32% return of the Barclays Intermediate Government/Credit Index (the Index) and the 4.44% return of the Lipper Core Bond Funds Average for the 12-month period ended July 31, 2014.

Pacific Investment Management Company LLC (PIMCO) managed the Portfolio during this reporting period.

What were market conditions?

The reporting period was dominated by news of global central bank policies, tighter spreads (yield differentials between bonds of comparable maturities), and rising geopolitical tensions.

•

Global fixed income markets posted solid returns during the reporting period overall, benefiting from a decline in interest rates across most maturities and sentiment that the federal funds rate would remain low.

•

In January, the Federal Reserve (Fed) began to gradually exit its quantitative easing bond-buying program. The Fed reassured the markets that the federal funds rate would remain near zero until signs of sustainable economic growth were broadly evident.

•	Rising geopolitical tensions between Russia and the Ukraine led to increased volatility, particularly in the equity markets.

•

An uncharacteristically cold winter took a toll on the U.S. economy, leading to a contraction in first-quarter growth. Investors seemed to ignore the news, apparently trusting that a spring bounce-back was likely.

•

In the second quarter, improving global economic data, supportive central bank policy, and the easing of global political risks led to sizable equity market gains. Meanwhile, the strong momentum of the high yield market in the first half of 2014 reversed during July. After yields on high yield bonds reached all-time lows in June, investors appeared to focus on valuations despite continued strong fundamentals.

•

To spur business lending, the European Central Bank announced new easing measures, including the introduction of a negative deposit rate and a cut in the key policy rate, as well as targeted long-term refinancing operations.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

36	The TARGET Portfolio Trust

What affected the Portfolio’s performance?

•

The Portfolio’s U.S. interest rate strategies were neutral for performance. While yield curve positioning detracted from relative returns during the reporting period, positioning on the steepest part of the yield curve benefited from roll-down strategies.

•

The Portfolio was hurt by its defensive position in core eurozone interest rates, which declined during the period. This performance was partially offset by the Portfolio’s exposure to Australian interest rates as yields rallied.

•	Although an allocation to Brazilian interest rates slightly detracted from returns, select exposure to emerging markets external debt offset this impact as spreads narrowed.

•

An overall underweight to the broader corporate sector, as well as defensive positioning within high yield credit, hampered performance; however, this was partially offset by a focus on financials, which outperformed the broader corporate sector during the period.

•

The Portfolio’s mortgage exposure added to relative performance. More specifically, positioning and security selection within agency mortgage-backed securities (MBS) was modestly positive for performance, while the Portfolio’s allocation to non-agency MBS contributed substantially as these issues continued to rally amid limited supply and the ongoing housing recovery. A modest allocation to European residential mortgage-backed securities also enhanced results.

•

Other positive contributors to performance included the Portfolio’s exposure to Build America Bonds, as spreads tightened on investor demand for attractive yields. Exposure to the Brazilian real, which appreciated versus the U.S. dollar during the period, also added to results.

Did the Portfolio use derivatives and how did they affect performance?

•

Derivatives were used in the Portfolio and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Portfolio’s U.S. interest rate positioning, which was neutral for relative returns, was partly facilitated through the use of interest rate swaps. However, U.S. duration exposure gained through swaptions contributed to returns because of their positioning on the steepest portion of the yield curve. The Portfolio’s exposure to core euro-zone interest rates, implemented through interest rate swaps, was negative for performance. Additionally, exposure to high yield corporate bonds gained through the use of index credit default swaps was negative for returns.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	37

Target Mortgage-Backed Securities Portfolio

Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

	Cumulative Total Returns as of 7/31/14
	One Year	Five Years	Ten Years
Class T	4.62%	31.95%	64.13%
Barclays Mortgage-Backed Securities Index	4.14	19.49	59.66
Citigroup Mortgage-Backed Securities Index	4.05	19.81	60.43
Lipper U.S. Mortgage Funds Average	3.93	24.09	51.06

	Average Annual Total Returns as of 6/30/14
	One Year	Five Years	Ten Years
Class T	4.94%	6.29%	5.22%
Barclays Mortgage-Backed Securities Index	4.66	3.92	4.95
Citigroup Mortgage-Backed Securities Index	4.59	3.97	5.00
Lipper U.S. Mortgage Funds Average	4.10	4.73	4.27

	Average Annual Total Returns as of 7/31/14
	One Year	Five Years	Ten Years
Class T	4.62%	5.70%	5.08%

38	The TARGET Portfolio Trust

Growth of a $10,000 Investment

Mortgage Backed Securities Portfolio

The graph compares a $10,000 investment in the Target Mortgage-Backed Securities Portfolio (Class T) with a similar investment in the Barclays Mortgage-Backed Securities Index and the Citigroup Mortgage-Backed Securities Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2004) and the account values at the end of the current fiscal period (July 31, 2014), as measured on a quarterly basis.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Portfolio’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Portfolio or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The TARGET Portfolio Trust	39

Target Mortgage-Backed Securities Portfolio

Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

Class T
Maximum initial sales charge	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	None
Annual distribution and service (12b-1) fees	None

Benchmark Definitions

Barclays Mortgage-Backed Securities Index

The Barclays Mortgage-Backed Securities Index is an unmanaged, market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by GNMA, FNMA, and FHLMC mortgage pools, and balloon mortgages with fixed-rate coupons.

Citigroup Mortgage-Backed Securities Index

The Citigroup Mortgage-Backed Securities Index is an unmanaged index of 15- and 30-year mortgage-related securities issued by U.S. government agencies. It gives a broad indication of how mortgage-backed securities have performed.

Lipper U.S. Mortgage Funds Average

Lipper U.S. Mortgage funds invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deduction for portfolio operating expenses, sales charges, or taxes.

The Lipper Average represents returns based on an average of all funds in the respective Lipper category for the periods noted. The returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

40	The TARGET Portfolio Trust

Strategy and Performance Overview

How did the Portfolio perform?

The Mortgage-Backed Securities Portfolio’s Class T shares returned 4.62% for the 12-month period ended July 31, 2014. This compares to the 4.14% return of the Barclays U.S. Mortgage Backed Securities Index (the Index) and the 3.93% return of the Lipper U.S. Mortgage Funds Average.

Wellington Management Company, LLP (Wellington Management) managed the Portfolio during this reporting period.

What were market conditions?

•	After stabilizing in July and August, agency mortgage-backed securities (MBS) returns moved back into positive territory after the Fed surprised the market by leaving its purchase pace unchanged.

•

Heading into year-end 2013, the performance of the MBS market was driven by changes to and expectations for the Federal Reserve (Fed) quantitative easing asset purchase program. In December, sooner than some market participants expected, the Fed announced its long-awaited tapering plan, but also signaled that purchases could last much longer than anticipated. Though Treasury yields rose on the taper announcement, MBS spreads (the difference in yield between comparable-duration MBS and Treasuries) tightened as investors realized the Fed’s purchases would continue at a relatively high level for some time.

•	During the first quarter of 2014, ongoing Fed tapering and indications the Fed might raise short-term rates earlier than expected weighed on the MBS sector.

•

MBS rebounded early in the second quarter, despite continued Fed tapering and geopolitical concerns, as signs of stronger U.S. economic growth kept volatility low and Treasury yields largely range-bound. In May, the Fed said it was likely to delay the end of MBS principal reinvestment beyond the first short-term rate hike, further supporting agency MBS spreads.

•

Relative to market technicals, supply remained below projections, which buoyed MBS prices. By July, a much anticipated supply/demand imbalance began to appear, as the Fed’s MBS purchases continued to decline and market supply increased. As a result, MBS underperformed toward the end of the period, but nevertheless held onto a large portion of their 2014 year-to-date gains.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

The TARGET Portfolio Trust	41

Strategy and Performance Overview (continued)

What affected the Portfolio’s performance?

The following is a summary of the main factors that contributed to and detracted from the relative performance of the Portfolio versus its benchmark for the reporting period:

•

Exposure to non-agency residential mortgage-backed securities (RMBS) was the primary contributor to relative outperformance during the period. RMBS continued to benefit from strong housing market fundamentals and a solid technical backdrop.

•

An underweight position in and issue selection among 30-year Government National Mortgage Association securities (GNMAs) contributed to relative performance. Conventional securities (Fannie Mae and Freddie Mac) outperformed GNMAs, particularly toward the end of the period, as bank demand for collateralized mortgage obligations, which had been supporting GNMA prices, appeared to end.

•

The Portfolio benefited from its allocation to agency collateralized mortgage obligations, particularly inverse interest-only securities (Inverse IOs), which pay a coupon inversely related to market rates.

•	An allocation to asset-backed securities also added to returns during the period, as did yield curve and duration positioning.

•

The Portfolio was hurt by its underweight in 30-year conventional MBS with higher yields, particularly those yielding 5.5% and 6.0%. Higher-yielding conventional MBS benefited from continued slow prepayments as well as favorable supply and demand dynamics.

Did the Portfolio use derivatives and how did they affect performance?

•	During the period, the Portfolio used interest rate futures and options to tactically manage exposure to interest rate risk. The Portfolio’s exposure to derivatives added slightly to performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

42	The TARGET Portfolio Trust

Fees and Expenses (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Trust expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2014, at the beginning of the period, and held through the six-month period ended July 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Trust’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account

The TARGET Portfolio Trust	43

Fees and Expenses (continued)

balance or the number of Prudential Investments funds, including the Trust, that you own. You should consider the additional fees that were charged to your Trust account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Capitalization Growth Portfolio	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R
Actual	$1,000.00	$1,035.30	1.31%	$6.61
Hypothetical	$1,000.00	$1,018.30	1.31%	$6.56
Class T
Actual	$1,000.00	$1,038.00	0.81%	$4.09
Hypothetical	$1,000.00	$1,020.78	0.81%	$4.06

Large Capitalization Value Portfolio	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R
Actual	$1,000.00	$1,096.50	1.29%	$6.71
Hypothetical	$1,000.00	$1,018.40	1.29%	$6.46
Class T
Actual	$1,000.00	$1,099.00	0.79%	$4.11
Hypothetical	$1,000.00	$1,020.88	0.79%	$3.96

44	The TARGET Portfolio Trust

Small Capitalization Growth Portfolio	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R
Actual	$1,000.00	$939.80	1.40%	$6.73
Hypothetical	$1,000.00	$1,017.85	1.40%	$7.00
Class T
Actual	$1,000.00	$941.90	0.90%	$4.33
Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Small Capitalization Value Portfolio	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A
Actual**	$1,000.00	$1,016.80	1.07%	$4.97
Hypothetical	$1,000.00	$1,019.49	1.07%	$5.36
Class R
Actual	$1,000.00	$1,035.10	1.32%	$6.66
Hypothetical	$1,000.00	$1,018.25	1.32%	$6.61
Class T
Actual	$1,000.00	$1,037.70	0.82%	$4.14
Hypothetical	$1,000.00	$1,020.73	0.82%	$4.11

International Equity Portfolio	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class Q
Actual	$1,000.00	$1,047.00	0.81%	$4.11
Hypothetical	$1,000.00	$1,020.78	0.81%	$4.06
Class R
Actual	$1,000.00	$1,044.00	1.41%	$7.15
Hypothetical	$1,000.00	$1,017.80	1.41%	$7.05
Class T
Actual	$1,000.00	$1,046.20	0.91%	$4.62
Hypothetical	$1,000.00	$1,020.28	0.91%	$4.56

The TARGET Portfolio Trust	45

Fees and Expenses (continued)

Total Return Bond Portfolio	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R
Actual	$1,000.00	$1,011.60	1.15%	$5.74
Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76
Class T
Actual	$1,000.00	$1,014.00	0.65%	$3.25
Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Intermediate-Term Bond Portfolio	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class T
Actual	$1,000.00	$1,008.10	0.77%	$3.83
Hypothetical	$1,000.00	$1,020.98	0.77%	$3.86

Mortgage Backed Securities Portfolio	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class T
Actual	$1,000.00	$1,020.40	1.00%	$5.01
Hypothetical	$1,000.00	$1,019.84	1.00%	$5.01

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2014, and divided by 365 days.

** “Actual” expenses are calculated using the 168 day period ended July 31, 2014 due to the class’s inception date of February 14, 2014.

Each Portfolio’s annualized expense ratios for the period ended July 31, 2014, are as follows:

Target Portfolio Trust—Large Capitalization Growth Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
R	1.56%	1.31%
T	0.81	0.81

46	The TARGET Portfolio Trust

Target Portfolio Trust—Large Capitalization Value Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
R	1.54%	1.29%
T	0.79	0.79

Target Portfolio Trust—Small Capitalization Growth Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
R	1.64%	1.39%
T	0.89	0.89

Target Portfolio Trust—Small Capitalization Value Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
A	0.98%	0.93%
R	1.43	1.18
T	0.68	0.68

Target Portfolio Trust—International Equity Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
Q	0.81%	0.81%
R	1.67	1.42
T	0.92	0.92

Target Portfolio Trust—Total Return Bond Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
R	1.41%	1.16%
T	0.66	0.66

Target Portfolio Trust—Intermediate-Term Bond Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
T	0.77%	0.77%

Target Portfolio Trust—Mortgage-Backed Securities Portfolio

Class	Gross Operating Expenses	Net Operating Expenses
T	0.99%	0.99%

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Portfolio expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

The TARGET Portfolio Trust	47

Portfolio of Investments As of July 31, 2014	Large Capitalization Growth Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—97.3%

	COMMON STOCKS

	Aerospace & Defense—1.3%
4,311	B/E Aerospace, Inc.*	$367,039
14,328	Honeywell International, Inc.	1,315,740
8,428	Precision Castparts Corp.	1,928,326

		3,611,105

	Auto Components—0.4%
19,324	BorgWarner, Inc.	1,202,919

	Beverages—0.6%
8,330	Constellation Brands, Inc. (Class A Stock)*	693,556
13,550	Diageo PLC (United Kingdom)	406,939
5,218	Pernod-Ricard SA (France)	584,369

		1,684,864

	Biotechnology—5.7%
12,350	Alexion Pharmaceuticals, Inc.*	1,963,526
8,969	Biogen Idec, Inc.*	2,999,144
18,421	Celgene Corp.*	1,605,390
83,374	Gilead Sciences, Inc.*	7,632,890
4,050	Isis Pharmaceuticals, Inc.*(a)	125,509
2,190	Puma Biotechnology, Inc.*	485,567
4,472	Regeneron Pharmaceuticals, Inc.*(a)	1,414,136

		16,226,162

	Capital Markets—3.0%
4,984	Affiliated Managers Group, Inc.*	993,062
2,316	BlackRock, Inc.	705,755
221,098	Charles Schwab Corp. (The)	6,135,469
23,740	Morgan Stanley	767,752

		8,602,038

	Chemicals—3.3%
8,130	Airgas, Inc.	869,259
41,894	Ecolab, Inc.	4,546,756
22,898	Monsanto Co.	2,589,535
7,722	Sherwin-Williams Co. (The)	1,592,508

		9,598,058

	Commercial Services & Supplies—1.4%
34,850	Stericycle, Inc.*	4,100,103

	Communications Equipment—2.5%
98,900	QUALCOMM, Inc.	7,288,930

See Notes to Financial Statements.

The TARGET Portfolio Trust	49

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Construction & Engineering—1.1%
41,750	Fluor Corp.	$3,042,323

	Consumer Finance—0.6%
21,100	American Express Co.	1,856,800

	Diversified Financial Services—1.0%
12,582	IntercontinentalExchange Group, Inc.	2,418,512
5,033	Moody’s Corp.	437,871

		2,856,383

	Electrical Equipment—0.5%
28,470	AMETEK, Inc.	1,386,204

	Electronic Equipment, Instruments & Components—2.3%
43,275	Amphenol Corp. (Class A Stock)	4,161,757
74,539	National Instruments Corp.	2,373,322

		6,535,079

	Energy Equipment & Services—5.9%
27,112	Core Laboratories NV	3,970,010
82,351	FMC Technologies, Inc.*	5,006,941
15,754	Halliburton Co.	1,086,868
63,007	Schlumberger Ltd.	6,829,329

		16,893,148

	Food & Staples Retailing—3.3%
35,174	Costco Wholesale Corp.	4,134,352
15,610	CVS Caremark Corp.	1,191,979
108,895	Whole Foods Market, Inc.	4,161,967

		9,488,298

	Food Products—3.0%
9,869	Danone (France)	712,844
68,591	Mead Johnson Nutrition Co.	6,271,961
44,891	Mondelez International, Inc. (Class A Stock)	1,616,076

		8,600,881

	Health Care Equipment & Supplies—3.0%
10,415	Abbott Laboratories	438,680
3,226	C.R. Bard, Inc.	481,416
4,132	Cooper Cos., Inc. (The)	664,756
23,098	Covidien PLC	1,998,208
11,324	Intuitive Surgical, Inc.*	5,181,296

		8,764,356

See Notes to Financial Statements.

50	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Health Care Providers & Services—3.8%
57,306	DaVita HealthCare Partners, Inc.*	$4,036,635
83,631	Express Scripts Holding Co.*	5,824,899
6,102	McKesson Corp.	1,170,730

		11,032,264

	Health Care Technology—0.3%
14,092	Cerner Corp.*	777,878

	Hotels, Restaurants & Leisure—4.6%
21,623	Hilton Worldwide Holdings, Inc.*	523,493
23,400	Las Vegas Sands Corp.	1,728,090
22,180	Marriott International, Inc. (Class A Stock)(a)	1,435,268
86,136	Starbucks Corp.	6,691,044
10,896	Wynn Resorts Ltd.	2,323,027
7,227	Yum! Brands, Inc.	501,554

		13,202,476

	Household Products—0.5%
20,591	Colgate-Palmolive Co.	1,305,469

	Industrial Conglomerates—3.1%
104,389	Danaher Corp.	7,712,259
8,014	Roper Industries, Inc.	1,154,577

		8,866,836

	Insurance—0.2%
8,560	MetLife, Inc.	450,256

	Internet & Catalog Retail—1.6%
3,964	Amazon.com, Inc.*	1,240,692
2,430	Priceline Group, Inc. (The)*	3,019,154
2,855	TripAdvisor, Inc.*	270,768

		4,530,614

	Internet Software & Services—6.6%
44,693	Facebook, Inc. (Class A Stock)*	3,246,946
12,497	Google, Inc. (Class A Stock)*	7,242,636
11,683	Google, Inc. (Class C Stock)*	6,678,003
6,414	LinkedIn Corp. (Class A Stock)*	1,158,625
1,940	Twitter, Inc.*	87,669
15,685	Yahoo!, Inc.*	561,680

		18,975,559

	IT Services—8.4%
34,407	Accenture PLC (Class A Stock)	2,727,787
105,267	Cognizant Technology Solutions Corp. (Class A Stock)*	5,163,346
11,187	FleetCor Technologies, Inc.*	1,485,522
167,207	Genpact Ltd.*	2,942,843
34,457	MasterCard, Inc. (Class A Stock)	2,554,987

See Notes to Financial Statements.

The TARGET Portfolio Trust	51

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	IT Services (continued)
43,812	Visa, Inc. (Class A Stock)(a)	$9,244,770

		24,119,255

	Life Sciences Tools & Services—2.2%
35,756	Covance, Inc.*	3,000,644
27,217	Thermo Fisher Scientific, Inc.	3,306,865

		6,307,509

	Machinery—0.6%
11,505	Colfax Corp.*(a)	724,470
4,644	Cummins, Inc.	647,327
6,989	Joy Global, Inc.(a)	414,168

		1,785,965

	Media—4.7%
44,012	Comcast Corp. (Class A Stock)(a)	2,353,322
56,123	Discovery Communications, Inc. (Class A Stock)*	4,782,241
18,920	Time Warner, Inc.	1,570,738
72,770	Twenty-First Century Fox, Inc. (Class A Stock)	2,305,354
8,814	Viacom, Inc. (Class B Stock)	728,653
20,909	Walt Disney Co. (The)	1,795,665

		13,535,973

	Oil, Gas & Consumable Fuels—2.1%
15,724	Anadarko Petroleum Corp.	1,680,109
15,206	Cabot Oil & Gas Corp.	501,038
1,028	Concho Resources, Inc.*	144,742
19,710	Noble Energy, Inc.	1,310,518
9,061	Pioneer Natural Resources Co.	2,006,649
3,397	Whiting Petroleum Corp.*	300,601

		5,943,657

	Personal Products—1.8%
71,238	Estee Lauder Cos., Inc. (The) (Class A Stock)	5,233,143

	Pharmaceuticals—2.3%
12,283	Actavis PLC*	2,631,755
38,009	Bristol-Myers Squibb Co.	1,924,016
4,245	Perrigo Co. PLC	638,660
7,730	Valeant Pharmaceuticals International, Inc.*(a)	907,425
17,809	Zoetis, Inc.	586,094

		6,687,950

	Professional Services—0.3%
13,370	Verisk Analytics, Inc. (Class A Stock)*	802,735

See Notes to Financial Statements.

52	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Real Estate Investment Trusts (REITs)—1.1%
33,962	American Tower Corp.	$3,205,673

	Real Estate Management & Development—0.1%
4,731	Realogy Holdings Corp.*	173,912

	Road & Rail—0.6%
5,133	Kansas City Southern	559,805
11,658	Union Pacific Corp.	1,146,098

		1,705,903

	Semiconductors & Semiconductor Equipment—0.4%
27,256	Altera Corp.	891,816
3,396	Linear Technology Corp.	149,883

		1,041,699

	Software—4.2%
32,139	ANSYS, Inc.*	2,472,775
9,487	Autodesk, Inc.*	506,131
8,909	Citrix Systems, Inc.*(a)	603,407
724	NetSuite, Inc.*	61,040
57,335	Oracle Corp.	2,315,761
11,110	PTC, Inc.*	399,516
103,267	Salesforce.com, inc.*	5,602,235
2,321	VMware, Inc. (Class A Stock)*(a)	230,614

		12,191,479

	Specialty Retail—1.7%
1,338	AutoZone, Inc.*(a)	691,786
27,191	Ross Stores, Inc.	1,751,100
8,840	Tiffany & Co.	862,872
18,274	TJX Cos., Inc. (The)	973,822
5,963	Tractor Supply Co.	370,720
4,130	Urban Outfitters, Inc.*	147,565

		4,797,865

	Technology Hardware, Storage & Peripherals—3.5%
74,445	Apple, Inc.	7,114,708
101,686	EMC Corp.	2,979,400

		10,094,108

	Textiles, Apparel & Luxury Goods—2.3%
21,908	Fossil Group, Inc.*	2,146,984
5,043	LVMH Moet Hennessy Louis Vuitton SA (France)	867,505
4,373	Michael Kors Holdings Ltd.*	356,312
11,077	NIKE, Inc. (Class B Stock)	854,369
5,409	PVH Corp.	595,964
27,010	VF Corp.	1,654,903

		6,476,037

See Notes to Financial Statements.

The TARGET Portfolio Trust	53

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Tobacco—0.2%
8,815	Philip Morris International, Inc.	$722,918

	Trading Companies & Distributors—1.2%
74,882	Fastenal Co.	3,321,017

	TOTAL LONG-TERM INVESTMENTS (cost $198,032,977)	279,025,801

	SHORT-TERM INVESTMENT—7.9%

	AFFILIATED MONEY MARKET MUTUAL FUND
22,698,987	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $22,698,987; includes $14,192,964 of cash collateral for securities on loan)(Note 3)(b)(w)	22,698,987

	TOTAL INVESTMENTS—105.2% (cost $220,731,964; Note 5)	301,724,788
	Liabilities in excess of other assets—(5.2%)	(14,819,320)

	NET ASSETS—100.0%	$286,905,468

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,575,423; cash collateral of $14,192,964 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$3,611,105	$—	$—
Auto Components	1,202,919	—	—
Beverages	693,556	991,308	—
Biotechnology	16,226,162	—	—
Capital Markets	8,602,038	—	—

See Notes to Financial Statements.

54	The TARGET Portfolio Trust

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Chemicals	$9,598,058	$—	$—
Commercial Services & Supplies	4,100,103	—	—
Communications Equipment	7,288,930	—	—
Construction & Engineering	3,042,323	—	—
Consumer Finance	1,856,800	—	—
Diversified Financial Services	2,856,383	—	—
Electrical Equipment	1,386,204	—	—
Electronic Equipment, Instruments & Components	6,535,079	—	—
Energy Equipment & Services	16,893,148	—	—
Food & Staples Retailing	9,488,298	—	—
Food Products	7,888,037	712,844	—
Health Care Equipment & Supplies	8,764,356	—	—
Health Care Providers & Services	11,032,264	—	—
Health Care Technology	777,878	—	—
Hotels, Restaurants & Leisure	13,202,476	—	—
Household Products	1,305,469	—	—
Industrial Conglomerates	8,866,836	—	—
Insurance	450,256	—	—
Internet & Catalog Retail	4,530,614	—	—
Internet Software & Services	18,975,559	—	—
IT Services	24,119,255	—	—
Life Sciences Tools & Services	6,307,509	—	—
Machinery	1,785,965	—	—
Media	13,535,973	—	—
Oil, Gas & Consumable Fuels	5,943,657	—	—
Personal Products	5,233,143	—	—
Pharmaceuticals	6,687,950	—	—
Professional Services	802,735	—	—
Real Estate Investment Trusts (REITs)	3,205,673	—	—
Real Estate Management & Development	173,912	—	—
Road & Rail	1,705,903	—	—
Semiconductors & Semiconductor Equipment	1,041,699	—	—
Software	12,191,479	—	—
Specialty Retail	4,797,865	—	—
Technology Hardware, Storage & Peripherals	10,094,108	—	—
Textiles, Apparel & Luxury Goods	5,608,532	867,505	—
Tobacco	722,918	—	—
Trading Companies & Distributors	3,321,017	—	—
Affiliated Money Market Mutual Fund	22,698,987	—	—

Total	$299,153,131	$2,571,657	$—

See Notes to Financial Statements.

The TARGET Portfolio Trust	55

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of July 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

IT Services	8.4%
Affiliated Money Market Mutual Fund (including 4.9% of collateral for securities on loan)	7.9
Internet Software & Services	6.6
Energy Equipment & Services	5.9
Biotechnology	5.7
Media	4.7
Hotels, Restaurants & Leisure	4.6
Software	4.2
Health Care Providers & Services	3.8
Technology Hardware, Storage & Peripherals	3.5
Chemicals	3.3
Food & Staples Retailing	3.3
Industrial Conglomerates	3.1
Capital Markets	3.0
Food Products	3.0
Health Care Equipment & Supplies	3.0
Communications Equipment	2.5
Electronic Equipment, Instruments & Components	2.3
Pharmaceuticals	2.3
Textiles, Apparel & Luxury Goods	2.3
Life Sciences Tools & Services	2.2
Oil, Gas & Consumable Fuels	2.1
Personal Products	1.8
Specialty Retail	1.7
Internet & Catalog Retail	1.6%
Commercial Services & Supplies	1.4
Aerospace & Defense	1.3
Trading Companies & Distributors	1.2
Construction & Engineering	1.1
Real Estate Investment Trusts (REITs)	1.1
Diversified Financial Services	1.0
Beverages	0.6
Consumer Finance	0.6
Machinery	0.6
Road & Rail	0.6
Electrical Equipment	0.5
Household Products	0.5
Auto Components	0.4
Semiconductors & Semiconductor Equipment	0.4
Health Care Technology	0.3
Professional Services	0.3
Insurance	0.2
Tobacco	0.2
Real Estate Management & Development	0.1

105.2
Liabilities in excess of other assets	(5.2)

100.0%

See Notes to Financial Statements.

56	The TARGET Portfolio Trust

Portfolio of Investments As of July 31, 2014	Large Capitalization Value Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)

	LONG-TERM INVESTMENTS—98.4%

	COMMON STOCKS

	Aerospace & Defense—3.5%
37,770	Boeing Co. (The)	$4,550,530
9,600	Embraer SA (Brazil), ADR	365,184
7,700	Lockheed Martin Corp.	1,285,669
31,500	Northrop Grumman Corp.	3,883,005

		10,084,388

	Auto Components—1.8%
40,800	Delphi Automotive PLC (United Kingdom)	2,725,440
42,800	Johnson Controls, Inc.	2,021,872
500	Lear Corp.	47,085
4,200	Magna International, Inc. (Canada)	451,080

		5,245,477

	Automobiles—2.0%
172,900	Ford Motor Co.	2,942,758
53,200	General Motors Co.	1,799,224
26,700	Honda Motor Co. Ltd. (Japan)	931,296

		5,673,278

	Banks—11.2%
344,786	Bank of America Corp.	5,257,986
11,000	BB&T Corp.	407,220
70,125	CIT Group, Inc.	3,443,839
119,093	Citigroup, Inc.	5,824,839
97,120	Fifth Third Bancorp	1,989,017
123,800	JPMorgan Chase & Co.	7,139,546
25,700	PNC Financial Services Group, Inc. (The)	2,121,792
118,343	Wells Fargo & Co.	6,023,659

		32,207,898

	Beverages—1.1%
19,200	Molson Coors Brewing Co. (Class B Stock)	1,296,576
19,850	PepsiCo, Inc.	1,748,785

		3,045,361

	Biotechnology—0.3%
7,000	Amgen, Inc.	891,730

	Capital Markets—2.5%
23,500	Bank of New York Mellon Corp. (The)	917,440
7,700	Goldman Sachs Group, Inc. (The)	1,331,099
106,660	Morgan Stanley	3,449,384
19,900	State Street Corp.	1,401,756

		7,099,679

See Notes to Financial Statements.

The TARGET Portfolio Trust	57

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Chemicals—2.0%
33,715	E.I. du Pont de Nemours & Co.	$2,168,212
27,565	Praxair, Inc.	3,532,179

		5,700,391

	Communications Equipment—1.1%
91,200	Cisco Systems, Inc.	2,300,976
74,100	Telefonaktiebolaget LM Ericsson (Sweden)	921,063

		3,222,039

	Consumer Finance—2.0%
51,900	Capital One Financial Corp.	4,128,126
92,500	Navient Corp.	1,591,000

		5,719,126

	Diversified Financial Services—0.9%
35,590	CME Group, Inc.(a)	2,631,525

	Diversified Telecommunication Services—2.2%
52,500	AT&T, Inc.	1,868,475
56,085	CenturyLink, Inc.	2,200,775
46,700	Verizon Communications, Inc.	2,354,614

		6,423,864

	Electric Utilities—2.0%
40,300	American Electric Power Co., Inc.	2,095,197
8,200	Edison International	449,360
12,900	Exelon Corp.	400,932
57,700	PPL Corp.	1,903,523
20,800	Southern Co. (The)(a)	900,432

		5,749,444

	Electronic Equipment, Instruments & Components—1.0%
139,700	Corning, Inc.	2,745,105

	Energy Equipment & Services—1.3%
46,915	National Oilwell Varco, Inc.	3,801,992

	Food & Staples Retailing—3.2%
54,180	CVS Caremark Corp.	4,137,185
24,700	Kroger Co. (The)	1,209,806
36,600	Wal-Mart Stores, Inc.	2,693,028
16,708	Walgreen Co.	1,149,009

		9,189,028

See Notes to Financial Statements.

58	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Food Products—0.8%
36,100	ConAgra Foods, Inc.	$1,087,693
10,700	Kellogg Co.	640,181
12,200	Mondelez International, Inc. (Class A Stock)	439,200

		2,167,074

	Health Care Equipment & Supplies—2.4%
63,000	Abbott Laboratories	2,653,560
53,500	Medtronic, Inc.	3,303,090
8,800	Zimmer Holdings, Inc.	880,616

		6,837,266

	Health Care Providers & Services—3.7%
13,524	Cigna Corp.	1,217,701
8,800	Humana, Inc.	1,035,320
79,925	UnitedHealth Group, Inc.	6,477,921
16,700	WellPoint, Inc.	1,833,827

		10,564,769

	Hotels, Restaurants & Leisure—0.2%
6,700	McDonald’s Corp.	633,552

	Household Durables—0.4%
7,300	Whirlpool Corp.	1,041,272

	Independent Power & Renewable Electricity Producers—0.4%
41,300	NRG Energy, Inc.	1,278,648

	Industrial Conglomerates—1.0%
116,000	General Electric Co.	2,917,400

	Insurance—8.2%
97,300	Allstate Corp. (The)	5,687,185
138,790	American International Group, Inc.	7,214,304
68,815	Marsh & McLennan Cos., Inc.	3,493,738
87,560	MetLife, Inc.	4,605,656
11,600	Travelers Cos., Inc. (The)	1,038,896
46,000	Unum Group	1,579,180

		23,618,959

	IT Services—1.3%
7,200	International Business Machines Corp.	1,380,024
174,900	Xerox Corp.	2,319,174

		3,699,198

	Life Sciences Tools & Services—1.4%
72,275	Agilent Technologies, Inc.	4,053,905

	Machinery—3.2%
14,200	Cummins, Inc.	1,979,338

See Notes to Financial Statements.

The TARGET Portfolio Trust	59

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Machinery (continued)
11,500	Deere & Co.	$978,765
56,885	Ingersoll-Rand PLC	3,344,269
16,300	PACCAR, Inc.	1,015,001
7,600	Parker Hannifin Corp.	873,620
10,500	Stanley Black & Decker, Inc.	918,225

		9,109,218

	Media—1.2%
27,600	Comcast Corp. (Special Class A Stock)(a)	1,475,772
47,300	Interpublic Group of Cos., Inc. (The)	932,283
6,300	Time Warner Cable, Inc.	914,130

		3,322,185

	Metals & Mining—0.7%
55,300	Freeport-McMoRan, Inc.	2,058,266

	Multi-Utilities—0.8%
64,400	Public Service Enterprise Group, Inc.	2,264,948

	Multiline Retail—1.6%
37,400	Macy’s, Inc.	2,161,346
42,500	Target Corp.(a)	2,532,575

		4,693,921

	Oil, Gas & Consumable Fuels—9.7%
22,800	Chevron Corp.	2,946,672
29,300	ConocoPhillips	2,417,250
15,500	Devon Energy Corp.	1,170,250
11,000	Exxon Mobil Corp.	1,088,340
36,265	HollyFrontier Corp.	1,704,817
97,200	Marathon Oil Corp.	3,766,500
44,200	Murphy Oil Corp.	2,746,146
33,410	Occidental Petroleum Corp.	3,264,491
70,019	Royal Dutch Shell PLC (Netherlands), ADR	5,729,655
46,200	Total SA, ADR (France)(a)	2,979,900

		27,814,021

	Paper & Forest Products—1.5%
92,175	International Paper Co.	4,378,312

	Pharmaceuticals—6.2%
50,520	AbbVie, Inc.	2,644,217
43,100	Eli Lilly & Co.	2,631,686
47,700	GlaxoSmithKline PLC (United Kingdom)(a)	2,307,249
22,200	Johnson & Johnson	2,221,998

See Notes to Financial Statements.

60	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Pharmaceuticals (continued)
44,500	Merck & Co., Inc.	$2,524,930
69,600	Pfizer, Inc.	1,997,520
43,800	Sanofi, ADR (France)	2,289,426
21,600	Teva Pharmaceutical Industries Ltd. (Israel), ADR	1,155,600

		17,772,626

	Professional Services—0.1%
5,300	ManpowerGroup, Inc.	412,817

	Road & Rail—0.4%
11,300	Norfolk Southern Corp.	1,148,758

	Semiconductors & Semiconductor Equipment—2.0%
82,900	Intel Corp.	2,809,481
66,810	Texas Instruments, Inc.	3,089,962

		5,899,443

	Software—5.7%
63,958	CA, Inc.	1,847,107
37,690	Check Point Software Technologies Ltd. (Israel)*(a)	2,558,020
217,285	Microsoft Corp.	9,378,021
63,700	Oracle Corp.	2,572,843

		16,355,991

	Specialty Retail—1.0%
14,300	Bed Bath & Beyond, Inc.*(a)	905,047
29,141	PetSmart, Inc.	1,985,668

		2,890,715

	Technology Hardware, Storage & Peripherals—4.9%
70,840	Apple, Inc.	6,770,179
135,231	Hewlett-Packard Co.	4,815,576
44,440	Seagate Technology PLC(a)	2,604,184

		14,189,939

	Tobacco—0.5%
25,500	Altria Group, Inc.	1,035,300
5,500	Philip Morris International, Inc.	451,055

		1,486,355

	Wireless Telecommunication Services—1.0%
83,500	Vodafone Group PLC (United Kingdom), ADR	2,773,870

	TOTAL LONG-TERM INVESTMENTS (cost $210,543,884)	282,813,753

See Notes to Financial Statements.

The TARGET Portfolio Trust	61

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	SHORT-TERM INVESTMENT—6.9%

	AFFILIATED MONEY MARKET MUTUAL FUND
19,880,162	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $19,880,162; includes $14,843,227 of cash collateral for securities on loan)(Note 3)(b)(w)	$19,880,162

	TOTAL INVESTMENTS—105.3% (cost $230,424,046; Note 5)	302,693,915
	Liabilities in excess of other assets—(5.3%)	(15,323,133)

	NET ASSETS—100.0%	$287,370,782

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,149,809; cash collateral of $14,843,227 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$10,084,388	$—	$—
Auto Components	5,245,477	—	—
Automobiles	5,673,278	—	—
Banks	32,207,898	—	—
Beverages	3,045,361	—	—
Biotechnology	891,730	—	—
Capital Markets	7,099,679	—	—
Chemicals	5,700,391	—	—
Communications Equipment	3,222,039	—	—
Consumer Finance	5,719,126	—	—
Diversified Financial Services	2,631,525	—	—
Diversified Telecommunication Services	6,423,864	—	—
Electric Utilities	5,749,444	—	—
Electronic Equipment, Instruments & Components	2,745,105	—	—

See Notes to Financial Statements.

62	The TARGET Portfolio Trust

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Energy Equipment & Services	$3,801,992	$—	$—
Food & Staples Retailing	9,189,028	—	—
Food Products	2,167,074	—	—
Health Care Equipment & Supplies	6,837,266	—	—
Health Care Providers & Services	10,564,769	—	—
Hotels, Restaurants & Leisure	633,552	—	—
Household Durables	1,041,272	—	—
Independent Power & Renewable Electricity Producers	1,278,648	—	—
Industrial Conglomerates	2,917,400	—	—
Insurance	23,618,959	—	—
IT Services	3,699,198	—	—
Life Sciences Tools & Services	4,053,905	—	—
Machinery	9,109,218	—	—
Media	3,322,185	—	—
Metals & Mining	2,058,266	—	—
Multi-Utilities	2,264,948	—	—
Multiline Retail	4,693,921	—	—
Oil, Gas & Consumable Fuels	27,814,021	—	—
Paper & Forest Products	4,378,312	—	—
Pharmaceuticals	17,772,626	—	—
Professional Services	412,817	—	—
Road & Rail	1,148,758	—	—
Semiconductors & Semiconductor Equipment	5,899,443	—	—
Software	16,355,991	—	—
Specialty Retail	2,890,715	—	—
Technology Hardware, Storage & Peripherals	14,189,939	—	—
Tobacco	1,486,355	—	—
Wireless Telecommunication Services	2,773,870	—	—
Affiliated Money Market Mutual Fund	19,880,162	—	—

Total	$302,693,915	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

Banks	11.2%
Oil, Gas & Consumable Fuels	9.7
Insurance	8.2
Affiliated Money Market Mutual Fund (including 5.2% of collateral for securities on loan)	6.9
Pharmaceuticals	6.2
Software	5.7
Technology Hardware, Storage & Peripherals	4.9
Health Care Providers & Services	3.7
Aerospace & Defense	3.5
Food & Staples Retailing	3.2
Machinery	3.2
Capital Markets	2.5
Health Care Equipment & Supplies	2.4
Diversified Telecommunication Services	2.2
Automobiles	2.0%
Chemicals	2.0
Consumer Finance	2.0
Electric Utilities	2.0
Semiconductors & Semiconductor Equipment	2.0
Auto Components	1.8
Multiline Retail	1.6
Paper & Forest Products	1.5
Life Sciences Tools & Services	1.4
Energy Equipment & Services	1.3
IT Services	1.3
Media	1.2
Beverages	1.1
Communications Equipment	1.1

See Notes to Financial Statements.

The TARGET Portfolio Trust	63

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

Industry (cont’d.)
Electronic Equipment, Instruments & Components	1.0%
Industrial Conglomerates	1.0
Specialty Retail	1.0
Wireless Telecommunication Services	1.0
Diversified Financial Services	0.9
Food Products	0.8
Multi-Utilities	0.8
Metals & Mining	0.7
Tobacco	0.5
Household Durables	0.4%
Independent Power & Renewable Electricity Producers	0.4
Road & Rail	0.4
Biotechnology	0.3
Hotels, Restaurants & Leisure	0.2
Professional Services	0.1

105.3
Liabilities in excess of other assets	(5.3)

100.0%

See Notes to Financial Statements.

64	The TARGET Portfolio Trust

Portfolio of Investments As of July 31, 2014	Small Capitalization Growth Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—97.6%

	COMMON STOCKS—97.6%

	Aerospace & Defense—1.5%
13,664	Astronics Corp.*	$792,512
34,495	Hexcel Corp.*	1,284,939

		2,077,451

	Airlines—2.3%
104,394	JetBlue Airways Corp.*(a)	1,119,104
31,107	Spirit Airlines, Inc.*	2,035,020

		3,154,124

	Auto Components—1.1%
24,320	Tenneco, Inc.*	1,549,184

	Banks—4.5%
39,206	Bank of the Ozarks, Inc.	1,206,369
45,292	CoBiz Financial, Inc.	512,705
14,920	ConnectOne Bancorp, Inc.	283,480
16,995	Customers Bancorp, Inc.*	322,225
4,320	First Internet Bancorp	75,989
21,700	First NBC Bank Holding Co.*	689,843
34,560	Opus Bank*(a)	1,026,432
19,452	Pacific Premier Bancorp, Inc.*	278,164
10,742	PacWest Bancorp	447,619
20,371	Square 1 Financial, Inc.*	388,271
18,807	Talmer Bancorp, Inc.*	251,826
12,280	UMB Financial Corp.	695,416

		6,178,339

	Biotechnology—7.2%
24,165	Acorda Therapeutics, Inc.*	707,310
8,020	Adamas Pharmaceuticals, Inc.*	127,598
11,466	Akebia Therapeutics, Inc.*(a)	253,857
14,496	Alnylam Pharmaceuticals, Inc.*	783,509
11,872	Anacor Pharmaceuticals, Inc.*(a)	197,669
6,530	Auspex Pharmaceuticals, Inc.*	118,911
13,006	Cepheid, Inc.*(a)	489,546
129,677	CTI BioPharma Corp.*(a)	335,863
5,742	Cubist Pharmaceuticals, Inc.*(a)	349,688
6,748	Enanta Pharmaceuticals, Inc.*(a)	253,792
16,070	Epizyme, Inc.*	503,312
26,230	Heron Therapeutics, Inc.*	230,562
1,040	Intercept Pharmaceuticals, Inc.*(a)	241,654
10,690	InterMune, Inc.*	468,970
16,640	Intrexon Corp.*	367,578

See Notes to Financial Statements.

The TARGET Portfolio Trust	65

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Biotechnology (continued)
11,565	Isis Pharmaceuticals, Inc.*(a)	$358,399
4,070	Keryx Biopharmaceuticals, Inc.*(a)	61,254
1,120	Kite Pharma, Inc.*	26,320
13,200	MacroGenics, Inc.*	267,960
17,570	Neurocrine Biosciences, Inc.*	238,601
22,829	NPS Pharmaceuticals, Inc.*	637,842
15,833	Ophthotech Corp.*(a)	618,437
14,050	Ovascience, Inc.*(a)	137,831
29,134	Portola Pharmaceuticals, Inc.*(a)	732,429
840	Puma Biotechnology, Inc.*	186,245
9,963	Receptos, Inc.*	412,568
14,663	Sarepta Therapeutics, Inc.*(a)	312,908
9,295	Seattle Genetics, Inc.*(a)	327,184
2,270	Ultragenyx Pharmaceutical, Inc.*(a)	99,199

		9,846,996

	Building Products—1.8%
23,823	Apogee Enterprises, Inc.	773,057
36,192	PGT, Inc.*	335,138
47,675	Trex Co., Inc.*(a)	1,342,051

		2,450,246

	Capital Markets—2.1%
11,310	Evercore Partners, Inc. (Class A Stock)	617,074
45,696	Fortress Investment Group LLC (Class A Stock)	330,839
29,654	FXCM, Inc. (Class A Stock)(a)	403,888
6,460	Greenhill & Co., Inc.(a)	295,674
6,640	Moelis & Co.*	226,158
21,246	Stifel Financial Corp.*	972,854

		2,846,487

	Chemicals—2.7%
9,370	Chemtura Corp.*	217,946
43,584	Huntsman Corp.	1,135,363
24,911	PolyOne Corp.	945,372
18,747	Quaker Chemical Corp.	1,323,726

		3,622,407

	Commercial Services & Supplies—0.9%
24,935	Waste Connections, Inc.	1,180,423

	Communications Equipment—1.1%
17,480	Applied Optoelectronics, Inc.*	314,640
14,986	Aruba Networks, Inc.*(a)	267,650

See Notes to Financial Statements.

66	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Communications Equipment (continued)
11,917	CalAmp Corp.*	$202,708
9,440	Palo Alto Networks, Inc.*(a)	763,319

		1,548,317

	Construction & Engineering—1.9%
10,236	EMCOR Group, Inc.	418,959
19,989	Northwest Pipe Co.*	716,606
28,970	Primoris Services Corp.	691,804
29,678	Tutor Perini Corp.*	808,132

		2,635,501

	Construction Materials—1.0%
10,551	Martin Marietta Materials, Inc.	1,310,788

	Consumer Finance—0.2%
3,415	Portfolio Recovery Associates, Inc.*(a)	201,348

	Diversified Consumer Services—0.6%
35,410	Chegg, Inc.*(a)	227,686
8,810	Grand Canyon Education, Inc.*	378,830
5,848	Sotheby’s(a)	231,873

		838,389

	Diversified Telecommunication Services—0.7%
69,687	8x8, Inc.*	563,071
41,710	ORBCOMM, Inc.*	261,939
50,890	Vonage Holdings Corp.*	177,097

		1,002,107

	Electrical Equipment—0.8%
4,530	Acuity Brands, Inc.(a)	485,933
24,525	Thermon Group Holdings, Inc.*	597,920

		1,083,853

	Electronic Equipment, Instruments & Components—3.2%
12,490	Coherent, Inc.*	735,786
21,098	FARO Technologies, Inc.*	1,068,192
26,465	InvenSense, Inc.*(a)	608,959
23,821	IPG Photonics Corp.*	1,604,344
12,660	Methode Electronics, Inc.	404,867

		4,422,148

	Energy Equipment & Services—0.8%
12,420	Forum Energy Technologies, Inc.*	413,462
15,356	Geospace Technologies Corp.*(a)	617,925

		1,031,387

See Notes to Financial Statements.

The TARGET Portfolio Trust	67

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Food & Staples Retailing—1.3%
17,416	Fresh Market, Inc. (The)*(a)	$521,261
28,841	Natural Grocers by Vitamin Cottage, Inc.*	654,114
9,245	United Natural Foods, Inc.*	541,942

		1,717,317

	Food Products—1.2%
9,460	Pinnacle Foods, Inc.	285,030
42,900	Whitewave Foods Co. (The) (Class A Stock)*	1,277,991

		1,563,021

	Health Care Equipment & Supplies—5.3%
11,160	Align Technology, Inc.*	604,984
13,820	Atricure, Inc.*	227,615
7,225	Cooper Cos., Inc. (The)	1,162,358
9,986	Cyberonics, Inc.*(a)	593,867
8,800	Cynosure, Inc. (Class A Stock)*	200,112
43,626	Endologix, Inc.*	617,308
20,790	Inogen, Inc.*	415,800
19,737	K2M Group Holdings, Inc.*	334,937
8,070	LDR Holding Corp.*	184,884
15,866	Natus Medical, Inc.*	456,465
11,011	Sirona Dental Systems, Inc.*(a)	883,082
21,928	Spectranetics Corp. (The)*	562,453
28,888	Thoratec Corp.*	938,860

		7,182,725

	Health Care Providers & Services—5.4%
30,358	Acadia Healthcare Co., Inc.*(a)	1,446,862
21,116	Air Methods Corp.*(a)	1,061,079
24,562	Centene Corp.*	1,770,675
11,225	Hanger, Inc.*	355,271
13,890	MWI Veterinary Supply, Inc.*	1,962,101
13,918	Team Health Holdings, Inc.*	787,063

		7,383,051

	Health Care Technology—1.2%
11,830	Icad, Inc.*(a)	107,890
52,889	MedAssets, Inc.*	1,123,362
9,347	Medidata Solutions, Inc.*	419,119

		1,650,371

	Hotels, Restaurants & Leisure—4.1%
16,346	Bally Technologies, Inc.*(a)	983,539
87,858	Belmond Ltd. (Class A Stock)*	1,089,439

See Notes to Financial Statements.

68	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Hotels, Restaurants & Leisure (continued)
23,685	Chuy’s Holdings, Inc.*	$678,575
32,107	Diversified Restaurant Holdings, Inc.*	150,582
16,608	Jack in the Box, Inc.	949,812
30,472	Multimedia Games Holding Co., Inc.*	734,985
11,379	Red Robin Gourmet Burgers, Inc.*	732,352
39,530	Scientific Games Corp. (Class A Stock)*	337,586

		5,656,870

	Household Durables—1.0%
28,456	Universal Electronics, Inc.*	1,355,359

	Insurance—1.0%
20,581	AmTrust Financial Services, Inc.(a)	877,574
3,358	Enstar Group Ltd.*	463,404

		1,340,978

	Internet & Catalog Retail—1.2%
48,801	HomeAway, Inc.*	1,694,371

	Internet Software & Services—3.8%
33,464	Angie’s List, Inc.*(a)	278,755
16,720	ChannelAdvisor Corp.*	383,390
20,557	Cornerstone OnDemand, Inc.*(a)	860,105
15,476	Demandware, Inc.*(a)	932,274
21,964	E2open, Inc.*(a)	355,377
14,917	Everyday Health, Inc.*(a)	247,921
28,670	Global Eagle Entertainment, Inc.*	292,434
28,082	Marin Software, Inc.*(a)	257,512
21,962	SciQuest, Inc.*	337,995
10,968	Trulia, Inc.*	663,893
10,345	WebMD Health Corp.*(a)	515,491

		5,125,147

	IT Services—0.5%
18,442	EPAM Systems, Inc.*	712,968

	Leisure Products—0.7%
29,599	Black Diamond, Inc.*(a)	259,879
11,340	Brunswick Corp.	457,342
15,540	Malibu Boats, Inc. (Class A Stock)*	299,145

		1,016,366

	Life Sciences Tools & Services—1.0%
27,060	Cambrex Corp.*	570,154
20,113	NanoString Technologies, Inc.*	242,362
9,958	PAREXEL International Corp.*(a)	533,350

		1,345,866

See Notes to Financial Statements.

The TARGET Portfolio Trust	69

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Machinery—4.3%
9,180	Adept Technology, Inc.*	$83,538
7,969	Chart Industries, Inc.*	606,042
16,723	Colfax Corp.*	1,053,047
6,096	Crane Co.	418,247
28,918	Manitowoc Co., Inc. (The)	768,062
7,810	Middleby Corp. (The)*	569,037
5,360	NN, Inc.	155,440
7,528	Proto Labs, Inc.*(a)	609,768
4,290	Tennant Co.	312,956
6,044	WABCO Holdings, Inc.*	589,169
13,676	Woodward, Inc.	683,253

		5,848,559

	Media—0.1%
5,778	Carmike Cinemas, Inc.*	181,660

	Metals & Mining—1.2%
32,046	RTI International Metals, Inc.*	796,664
14,410	U.S. Silica Holdings, Inc.	810,130

		1,606,794

	Oil, Gas & Consumable Fuels—4.0%
11,325	Diamondback Energy, Inc.*	931,255
21,144	Gulfport Energy Corp.*	1,129,301
98,719	Magnum Hunter Resources Corp.*(a)	634,763
53,400	Penn Virginia Corp.*	695,268
41,590	Rice Energy, Inc.*	1,093,817
30,012	Sanchez Energy Corp.*(a)	951,981

		5,436,385

	Pharmaceuticals—1.5%
6,710	Ani Pharmaceuticals, Inc.*	171,910
12,497	Depomed, Inc.*	124,345
29,106	Horizon Pharma, Inc.*(a)	247,401
9,250	Marinus Pharmaceuticals, Inc.*	74,000
5,151	Pacira Pharmaceuticals, Inc.*(a)	473,892
9,309	Theravance Biopharma, Inc. (Cayman Islands)*(a)	260,931
20,209	Theravance, Inc.*(a)	438,536
7,630	ZS Pharma, Inc.*	213,716

		2,004,731

	Professional Services—1.2%
7,956	Advisory Board Co. (The)*(a)	398,914
34,201	Kforce, Inc.	680,258

See Notes to Financial Statements.

70	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Professional Services (continued)
12,550	Korn/Ferry International*	$369,221
8,424	Paylocity Holding Corp.*	165,026

		1,613,419

	Real Estate Investment Trusts (REITs)—0.9%
27,953	Geo Group, Inc. (The)	961,862
30,725	Two Harbors Investment Corp.	314,317

		1,276,179

	Road & Rail—1.6%
13,052	Landstar System, Inc.	863,129
32,010	Quality Distribution, Inc.*	427,334
32,632	Roadrunner Transportation Systems, Inc.*	820,368

		2,110,831

	Semiconductors & Semiconductor Equipment—4.3%
41,270	Cavium, Inc.*	1,925,245
27,562	Inphi Corp.*	420,596
26,961	Kulicke & Soffa Industries, Inc. (Singapore)*	367,209
32,700	Microsemi Corp.*	784,146
14,182	PDF Solutions, Inc.*	271,727
45,280	Pixelworks, Inc.*(a)	356,354
34,020	RF Micro Devices, Inc.*	379,663
23,453	Teradyne, Inc.	427,314
27,272	Veeco Instruments, Inc.*(a)	946,611

		5,878,865

	Software—7.1%
21,591	Aspen Technology, Inc.*	937,913
7,210	CommVault Systems, Inc.*	346,224
4,421	Concur Technologies, Inc.*(a)	410,976
29,314	Fortinet, Inc.*	719,659
111,095	Glu Mobile, Inc.*(a)	623,243
21,645	Guidewire Software, Inc.*(a)	876,622
32,359	Imperva, Inc.*	717,399
1,980	MicroStrategy, Inc. (Class A Stock)*	283,397
9,587	NICE Systems Ltd., ADR (Israel)	379,070
24,470	Proofpoint, Inc.*(a)	863,057
13,987	PTC, Inc.*	502,973
24,552	QLIK Technologies, Inc.*	649,646
24,940	Qualys, Inc.*	595,817
4,820	Tableau Software, Inc. (Class A Stock)*	313,300
9,557	Ultimate Software Group, Inc. (The)*	1,289,335
10,836	Varonis Systems, Inc.*(a)	228,423

		9,737,054

	Specialty Retail—5.0%
46,683	Christopher & Banks Corp.*	399,140

See Notes to Financial Statements.

The TARGET Portfolio Trust	71

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Specialty Retail (continued)
8,265	Five Below, Inc.*(a)	$302,664
33,479	Genesco, Inc.*	2,553,443
5,305	Lithia Motors, Inc. (Class A Stock)	471,349
30,202	MarineMax, Inc.*	503,468
7,748	Outerwall, Inc.*(a)	426,295
10,274	Penske Automotive Group, Inc.	477,227
15,312	Tilly’s, Inc. (Class A Stock)*	115,912
38,144	Vitamin Shoppe, Inc.*	1,626,842

		6,876,340

	Technology Hardware, Storage & Peripherals—0.1%
12,529	Transact Technologies, Inc.	113,262

	Textiles, Apparel & Luxury Goods—1.9%
9,260	Deckers Outdoor Corp.*(a)	819,602
10,420	Kate Spade & Co.*	394,189
22,334	Steven Madden Ltd.*	711,338
19,967	Vince Holding Corp.*	674,685

		2,599,814

	Thrifts & Mortgage Finance—1.0%
38,084	Home Loan Servicing Solutions Ltd.	814,997
75,630	MGIC Investment Corp.*	558,906

		1,373,903

	Trading Companies & Distributors—0.9%
18,329	H&E Equipment Services, Inc.*	663,143
7,380	WESCO International, Inc.*(a)	579,256

		1,242,399

	Transportation Infrastructure—0.4%
31,382	Wesco Aircraft Holdings, Inc.*	594,689

	TOTAL COMMON STOCKS (cost $107,919,072)	133,218,789

	WARRANTS*

	Oil, Gas & Consumable Fuels
8,265	Magnum Hunter Resources Corp., expiring 04/15/16 (cost $—)(a)	6,488

	TOTAL LONG-TERM INVESTMENTS (cost $107,919,072)	133,225,277

See Notes to Financial Statements.

72	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	SHORT-TERM INVESTMENT—16.8%

	AFFILIATED MONEY MARKET MUTUAL FUND
22,957,087	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $22,957,087; includes $19,159,676 of cash collateral for securities on loan); (Note 3)(b)(w)	$22,957,087

	TOTAL INVESTMENTS—114.4% (cost $130,876,159; Note 5)	156,182,364
	Liabilities in excess of other assets—(14.4%)	(19,611,483)

	NET ASSETS—100.0%	$136,570,881

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,946,398; cash collateral of $19,159,676 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$2,077,451	$—	$—
Airlines	3,154,124	—	—
Auto Components	1,549,184	—	—
Banks	6,178,339	—	—
Biotechnology	9,846,996	—	—
Building Products	2,450,246	—	—
Capital Markets	2,846,487	—	—
Chemicals	3,622,407	—	—
Commercial Services & Supplies	1,180,423	—	—
Communications Equipment	1,548,317	—	—
Construction & Engineering	2,635,501	—	—
Construction Materials	1,310,788	—	—
Consumer Finance	201,348	—	—
Diversified Consumer Services	838,389	—	—
Diversified Telecommunication Services	1,002,107	—	—
Electrical Equipment	1,083,853	—	—
Electronic Equipment, Instruments & Components	4,422,148	—	—

See Notes to Financial Statements.

The TARGET Portfolio Trust	73

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of July 31, 2014

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Energy Equipment & Services	$1,031,387	$—	$—
Food & Staples Retailing	1,717,317	—	—
Food Products	1,563,021	—	—
Health Care Equipment & Supplies	7,182,725	—	—
Health Care Providers & Services	7,383,051	—	—
Health Care Technology	1,650,371	—	—
Hotels, Restaurants & Leisure	5,656,870	—	—
Household Durables	1,355,359	—	—
Insurance	1,340,978	—	—
Internet & Catalog Retail	1,694,371	—	—
Internet Software & Services	5,125,147	—	—
IT Services	712,968	—	—
Leisure Products	1,016,366	—	—
Life Sciences Tools & Services	1,345,866	—	—
Machinery	5,848,559	—	—
Media	181,660	—	—
Metals & Mining	1,606,794	—	—
Oil, Gas & Consumable Fuels	5,436,385	—	—
Pharmaceuticals	2,004,731	—	—
Professional Services	1,613,419	—	—
Real Estate Investment Trusts (REITs)	1,276,179	—	—
Road & Rail	2,110,831	—	—
Semiconductors & Semiconductor Equipment	5,878,865	—	—
Software	9,737,054	—	—
Specialty Retail	6,876,340	—	—
Technology Hardware, Storage & Peripherals	113,262	—	—
Textiles, Apparel & Luxury Goods	2,599,814	—	—
Thrifts & Mortgage Finance	1,373,903	—	—
Trading Companies & Distributors	1,242,399	—	—
Transportation Infrastructure	594,689	—	—
Warrants
Oil, Gas & Consumable Fuels	—	—	6,488
Affiliated Money Market Mutual Fund	22,957,087	—	—

Total	$156,175,876	$—	$6,488

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

Affiliated Money Market Mutual Fund (including 14.0% of collateral for securities on loan)	16.8%
Biotechnology	7.2
Software	7.1
Health Care Providers & Services	5.4
Health Care Equipment & Supplies	5.3
Specialty Retail	5.0
Banks	4.5
Machinery	4.3%
Semiconductors & Semiconductor Equipment	4.3
Hotels, Restaurants & Leisure	4.1
Oil, Gas & Consumable Fuels	4.0
Internet Software & Services	3.8
Electronic Equipment, Instruments & Components	3.2

See Notes to Financial Statements.

74	The TARGET Portfolio Trust

Industry (cont’d.)
Chemicals	2.7%
Airlines	2.3
Capital Markets	2.1
Construction & Engineering	1.9
Textiles, Apparel & Luxury Goods	1.9
Building Products	1.8
Road & Rail	1.6
Aerospace & Defense	1.5
Pharmaceuticals	1.5
Food & Staples Retailing	1.3
Food Products	1.2
Health Care Technology	1.2
Internet & Catalog Retail	1.2
Metals & Mining	1.2
Professional Services	1.2
Auto Components	1.1
Communications Equipment	1.1
Construction Materials	1.0
Household Durables	1.0
Insurance	1.0
Life Sciences Tools & Services	1.0%
Thrifts & Mortgage Finance	1.0
Commercial Services & Supplies	0.9
Real Estate Investment Trusts (REITs)	0.9
Trading Companies & Distributors	0.9
Electrical Equipment	0.8
Energy Equipment & Services	0.8
Diversified Telecommunication Services	0.7
Leisure Products	0.7
Diversified Consumer Services	0.6
IT Services	0.5
Transportation Infrastructure	0.4
Consumer Finance	0.2
Media	0.1
Technology Hardware, Storage & Peripherals	0.1

114.4
Liabilities in excess of other assets	(14.4)

100.0%

See Notes to Financial Statements.

The TARGET Portfolio Trust	75

Small Capitalization Value Portfolio	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—97.6%

	COMMON STOCKS—97.1%

	Aerospace & Defense—3.3%
259,293	AAR Corp.	$6,974,982
30,700	Alliant Techsystems, Inc.	3,988,851
81,172	Curtiss-Wright Corp.	5,155,234
67,252	Elbit Systems Ltd. (Israel)	4,219,390
22,800	Engility Holdings, Inc.*	787,968
67,700	Esterline Technologies Corp.*	7,348,835
281,542	Hexcel Corp.*	10,487,439
110,916	Moog, Inc. (Class A Stock)*	7,322,674
72,586	Orbital Sciences Corp.*	1,863,283
89,548	Teledyne Technologies, Inc.*	8,166,778
126,899	Triumph Group, Inc.	8,039,052

		64,354,486

	Air Freight & Logistics
4,500	Park-Ohio Holdings Corp.	267,120

	Airlines—0.5%
28,580	Alaska Air Group, Inc.	1,256,663
200,574	Hawaiian Holdings, Inc.*(a)	2,793,996
230,734	JetBlue Airways Corp.*(a)	2,473,468
57,700	Republic Airways Holdings, Inc.*	573,538
171,944	SkyWest, Inc.	1,838,081

		8,935,746

	Auto Components—0.4%
124,321	Cooper Tire & Rubber Co.	3,591,634
23,800	Dana Holding Corp.	532,644
8,497	Lear Corp.	800,162
101,473	Modine Manufacturing Co.*	1,397,283
12,100	Remy International, Inc.	268,378
53,700	Stoneridge, Inc.*	589,089
45,168	Tower International, Inc.*	1,422,792

		8,601,982

	Automobiles
3,968	Thor Industries, Inc.	210,185

	Banks—8.3%
2,090	1st Source Corp.	59,335
10,100	Ameris Bancorp	220,584
65,228	Associated Banc-Corp.	1,168,886
6,900	Banco Latinoamericano de Comercio Exterior SA (Panama)	204,861
1,600	Bank of Kentucky Financial Corp. (The)	55,280

See Notes to Financial Statements.

76	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Banks (continued)
2,500	Bank of Marin Bancorp	$112,050
90,397	BankUnited, Inc.	2,824,002
32,317	Banner Corp.	1,300,436
10,200	BBCN Bancorp, Inc.	153,204
2,900	BNC Bancorp	48,082
105,232	Boston Private Financial Holdings, Inc.	1,313,295
183,500	Capital Bank Financial Corp. (Class A Stock)*	4,180,130
65,127	Cardinal Financial Corp.	1,150,143
89,736	Cathay General Bancorp	2,296,344
73,090	Central Pacific Financial Corp.	1,308,311
4,300	Chemical Financial Corp.	118,680
4,200	Citizens & Northern Corp.	79,758
8,100	City Holding Co.	337,365
4,543	Columbia Banking System, Inc.	115,801
8,250	Community Trust Bancorp, Inc.	288,668
6,700	CommunityOne Bancorp*	61,707
5,000	ConnectOne Bancorp, Inc.	95,000
110,549	Customers Bancorp, Inc.*	2,096,009
50,500	CVB Financial Corp.	772,145
67,917	Eagle Bancorp, Inc.*	2,262,315
7,971	East West Bancorp, Inc.	271,492
16,500	Enterprise Financial Services Corp.	287,925
15,808	Fidelity Southern Corp.	218,941
8,600	Financial Institutions, Inc.	190,920
21,800	First BanCorp (Puerto Rico)*	112,052
3,300	First Bancorp (United States)	53,064
21,000	First Busey Corp.	116,550
1,900	First Business Financial Services, Inc.	82,878
800	First Citizens BancShares, Inc. (Class A Stock)	177,880
66,800	First Commonwealth Financial Corp.	571,808
12,600	First Community Bancshares, Inc.	185,346
12,500	First Financial Bancorp	204,250
2,600	First Financial Corp.	79,716
173,310	First Horizon National Corp.	2,041,592
228,647	First Interstate Bancsystem, Inc.	5,967,687
71,025	First Merchants Corp.	1,415,528
291,442	First Midwest Bancorp, Inc.	4,721,360
87,437	First NBC Bank Holding Co.*	2,779,622
403,700	First Niagara Financial Group, Inc.	3,471,820
1,600	First of Long Island Corp. (The)	56,288
883,673	FirstMerit Corp.	15,552,645
8,300	Flushing Financial Corp.	154,214
349,500	Fulton Financial Corp.	3,963,330
1,600	German American Bancorp, Inc.	41,360
5,500	Great Southern Bancorp, Inc.	171,490
11,200	Hampton Roads Bankshares, Inc.*	18,480
83,166	Hancock Holding Co.	2,697,905
78,812	Hanmi Financial Corp.	1,664,509

See Notes to Financial Statements.

The TARGET Portfolio Trust	77

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Banks (continued)
6,350	Horizon Bancorp	$135,382
23,459	IBERIABANK Corp.	1,539,145
7,900	Independent Bank Corp.	288,429
53,958	International Bancshares Corp.	1,367,835
216,205	Investors Bancorp, Inc.	2,237,722
12,600	MainSource Financial Group, Inc.	205,758
85,658	MB Financial, Inc.	2,307,627
531,856	National Penn Bancshares, Inc.	5,478,117
18,502	NBT Bancorp, Inc.	432,392
124,770	OFG Bancorp	1,991,329
301,800	Old National Bancorp	4,038,084
75,803	PacWest Bancorp	3,158,711
12,900	Park Sterling Corp.	88,494
7,300	Peoples Bancorp, Inc.	170,309
7,783	Peoples Financial Services Corp.(a)	364,089
36,600	Pinnacle Financial Partners, Inc.	1,354,200
40,961	Popular, Inc. (Puerto Rico)*	1,306,656
17,300	Preferred Bank*	383,887
113,575	PrivateBancorp, Inc.	3,270,960
125,375	Prosperity Bancshares, Inc.	7,288,049
4,151	Republic Bancorp, Inc. (Class A Stock)	96,552
6,900	Sierra Bancorp	109,020
2,900	Simmons First National Corp. (Class A Stock)	114,927
3,686	South State Corp.	214,193
31,700	Southwest Bancorp, Inc.	488,814
112,844	Sterling Bancorp	1,342,844
2,600	Stock Yards Bancorp, Inc.	76,102
373,265	Susquehanna Bancshares, Inc.	3,799,838
43,549	Synovus Financial Corp.	1,025,579
4,900	Taylor Capital Group, Inc.*	104,468
173,038	TCF Financial Corp.	2,735,731
2,400	Tompkins Financial Corp.	106,752
13,100	Tristate Capital Holdings, Inc.*	128,249
349,445	Trustmark Corp.	8,047,718
17,300	UMB Financial Corp.	979,699
98,940	Umpqua Holdings Corp.	1,674,065
232,973	Union Bankshares Corp.	5,563,395
133,101	United Bankshares, Inc.	4,269,880
82,062	United Community Banks, Inc.	1,358,126
418,746	Webster Financial Corp.	12,005,448
28,700	WesBanco, Inc.	857,556
9,000	West Bancorporation, Inc.	131,040
81,509	Western Alliance Bancorp*	1,866,556
192,625	Wilshire Bancorp, Inc.	1,814,528

See Notes to Financial Statements.

78	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Banks (continued)
40,898	Wintrust Financial Corp.	$1,894,804
7,252	Yadkin Financial Corp.*	134,597
37,194	Zions Bancorporation(a)	1,071,931

		159,312,630

	Biotechnology—0.2%
2,700	Applied Genetic Technologies Corp.*(a)	43,200
8,800	Ardelyx, Inc.*	127,248
800	Auspex Pharmaceuticals, Inc.*	14,568
10,200	Cara Therapeutics, Inc.*(a)	130,050
16,600	Celldex Therapeutics, Inc.*(a)	217,294
9,000	Dicerna Pharmaceuticals, Inc.*(a)	135,180
1,600	Flexion Therapeutics, Inc.*	19,648
3,900	Kite Pharma, Inc.*	91,650
22,298	Myriad Genetics, Inc.*(a)	804,958
125,071	PDL BioPharma, Inc.(a)	1,173,166
6,300	Ultragenyx Pharmaceutical, Inc.*(a)	275,310
10,112	United Therapeutics Corp.*	919,585
76,900	XOMA Corp.*	298,372
3,700	Zafgen, Inc.*(a)	64,750

		4,314,979

	Building Products—0.2%
6,700	Gibraltar Industries, Inc.*	98,423
50,000	Lennox International, Inc.	4,266,000

		4,364,423

	Capital Markets—2.9%
226,679	Apollo Investment Corp.	1,924,505
62,462	Ares Capital Corp.	1,043,740
90,369	Arlington Asset Investment Corp. (Class A Stock)(a)	2,356,824
214,576	BGC Partners, Inc. (Class A Stock)	1,680,130
106,444	BlackRock Kelso Capital Corp.(a)	932,449
458,241	Cowen Group, Inc. (Class A Stock)*	1,832,964
127,400	Eaton Vance Corp.	4,475,562
44,010	Federated Investors, Inc. (Class B Stock)	1,241,962
185,782	Fifth Street Finance Corp.	1,796,512
95,061	Hercules Technology Growth Capital, Inc.(a)	1,560,902
19,100	Investment Technology Group, Inc.*	349,339
119,894	KCG Holdings, Inc. (Class A Stock)*(a)	1,369,189
153,200	LPL Financial Holdings, Inc.	7,273,936
9,800	Manning & Napier, Inc.	168,070
72,472	Medley Capital Corp.(a)	910,973
69,913	New Mountain Finance Corp.	1,012,340
95,255	PennantPark Investment Corp.(a)	1,060,188
49,516	Piper Jaffray Cos.*(a)	2,555,026
225,975	Prospect Capital Corp.	2,397,595
160,075	Raymond James Financial, Inc.	8,155,821

See Notes to Financial Statements.

The TARGET Portfolio Trust	79

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Capital Markets (continued)
127,324	Stifel Financial Corp.*	$5,830,166
269,733	TCP Capital Corp.	4,612,434
62,473	THL Credit, Inc.	825,893
97,151	TICC Capital Corp.	924,878

		56,291,398

	Chemicals—2.7%
16,100	Axiall Corp.	689,563
133,370	Cabot Corp.	6,987,254
23,433	Cytec Industries, Inc.	2,363,218
1,600	FutureFuel Corp.	25,216
5,000	GSE Holding, Inc.*	290
1,000	Hawkins, Inc.	34,250
112,237	Innophos Holdings, Inc.	6,782,482
1,800	Innospec, Inc.	72,378
3,100	Koppers Holdings, Inc.	111,693
50,965	Kraton Performance Polymers, Inc.*	1,050,389
4,800	Kronos Worldwide, Inc.	71,568
66,100	Methanex Corp. (Canada)(a)	4,301,127
13,600	Minerals Technologies, Inc.	789,752
152,617	Olin Corp.	4,055,034
110,400	Rayonier Advanced Materials, Inc.	3,583,584
15,700	Schulman (A.), Inc.	623,918
80,350	Scotts Miracle-Gro Co. (The) (Class A Stock)	4,274,620
35,528	Sensient Technologies Corp.	1,865,220
219,075	Taminco Corp.*	4,578,667
120,200	Valspar Corp. (The)	9,021,010
11,600	Zep, Inc.	180,844

		51,462,077

	Commercial Services & Supplies—2.4%
44,400	ABM Industries, Inc.	1,092,684
59,900	ACCO Brands Corp.*	396,538
21,500	ARC Document Solutions, Inc.*	117,175
10,200	Brady Corp. (Class A Stock)	266,730
82,600	Brink’s Co. (The)	2,216,984
112,200	Cenveo, Inc.*(a)	378,114
54,394	Clean Harbors, Inc.*(a)	3,134,726
275,384	Ennis, Inc.	3,904,945
32,466	G&K Services, Inc. (Class A Stock)	1,561,290
48,002	Interface, Inc.	760,832
441,036	KAR Auction Services, Inc.	12,926,765
67,500	Kimball International, Inc. (Class B Stock)	1,064,475
48,565	Pitney Bowes, Inc.(a)	1,314,169

See Notes to Financial Statements.

80	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Commercial Services & Supplies (continued)
75,510	Quad/Graphics, Inc.	$1,594,771
66,391	RR Donnelley & Sons Co.	1,152,548
30,900	Steelcase, Inc. (Class A Stock)	466,590
41,312	Team, Inc.*	1,636,369
96,435	Tetra Tech, Inc.	2,341,442
52,753	UniFirst Corp.	5,128,119
15,100	United Stationers, Inc.	582,558
17,100	Viad Corp.	362,862
168,751	West Corp.	4,348,713

		46,749,399

	Communications Equipment—0.9%
67,991	Alliance Fiber Optic Products, Inc.	909,719
107,280	ARRIS Group, Inc.*	3,665,758
118,089	Brocade Communications Systems, Inc.	1,087,600
275,725	CommScope Holding Co., Inc.*	6,793,864
420,161	Ixia*	4,495,723

		16,952,664

	Construction & Engineering—0.7%
44,829	Argan, Inc.	1,519,703
81,609	EMCOR Group, Inc.	3,340,256
55,997	MYR Group, Inc.*	1,389,286
38,791	Northwest Pipe Co.*	1,390,657
105,226	Orion Marine Group, Inc.*	1,137,493
18,907	Tutor Perini Corp.*	514,838
83,860	URS Corp.	4,802,662

		14,094,895

	Consumer Finance—1.5%
229,772	Cash America International, Inc.	10,199,579
5,467	Credit Acceptance Corp.*	621,735
6,900	Ezcorp, Inc. (Class A Stock)*	67,551
117,000	First Cash Financial Services, Inc.*	6,599,970
84,100	Green Dot Corp. (Class A Stock)*	1,512,959
43,938	Nelnet, Inc. (Class A Stock)	1,811,564
102,700	Portfolio Recovery Associates, Inc.*	6,055,192
13,143	World Acceptance Corp.*(a)	1,065,634

		27,934,184

	Containers & Packaging—2.0%
125,517	Berry Plastics Group, Inc.*	3,048,808
916,300	Graphic Packaging Holding Co.*	10,995,600
36,990	Greif, Inc. (Class A Stock)	1,856,158
44,300	Rock-Tenn Co. (Class A Stock)	4,404,749
273,610	Silgan Holdings, Inc.	13,467,084
102,400	Sonoco Products Co.	4,007,936

		37,780,335

See Notes to Financial Statements.

The TARGET Portfolio Trust	81

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Distributors
2,600	Core-Mark Holding Co., Inc.	$122,720

	Diversified Consumer Services—0.4%
8,500	2U, Inc.*(a)	119,510
33,253	Apollo Education Group, Inc. (Class A Stock)*	928,756
37,100	Chegg, Inc.*	238,553
24,779	ITT Educational Services, Inc.*(a)	352,605
49,742	K12, Inc.*(a)	1,159,486
22,300	Lifelock, Inc.*	309,524
56,165	Matthews International Corp. (Class A Stock)	2,442,616
11,400	ServiceMaster Global Holdings, Inc.*	200,298
25,007	Strayer Education, Inc.*	1,295,863

		7,047,211

	Diversified Financial Services—0.1%
49,292	Interactive Brokers Group, Inc. (Class A Stock)	1,134,455
73,976	PHH Corp.*	1,727,340

		2,861,795

	Diversified Telecommunication Services—0.4%
27,849	Atlantic Tele-Network, Inc.	1,629,445
49,683	Cogent Communications Holdings, Inc.	1,724,497
5,000	IDT Corp. (Class B Stock)	77,950
174,610	Inteliquent, Inc.	1,852,612
33,000	Intelsat SA*	611,820
188,781	Iridium Communications, Inc.*(a)	1,544,229

		7,440,553

	Electric Utilities—1.9%
43,052	Cleco Corp.	2,399,719
169,246	El Paso Electric Co.	6,236,715
86,362	Empire District Electric Co. (The)(a)	2,116,733
380,967	Great Plains Energy, Inc.	9,444,172
94,368	IDACORP, Inc.	5,053,406
6,100	MGE Energy, Inc.	229,482
24,003	Pinnacle West Capital Corp.	1,283,920
97,335	PNM Resources, Inc.	2,496,643
153,364	Portland General Electric Co.	4,896,913
3,900	UIL Holdings Corp.	136,929
5,300	Unitil Corp.	169,600
12,900	UNS Energy Corp.	779,418
50,435	Westar Energy, Inc.(a)	1,817,677

		37,061,327

See Notes to Financial Statements.

82	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Electrical Equipment—1.9%
84,800	AZZ, Inc.	$3,700,672
131,123	Babcock & Wilcox Co. (The)	4,070,058
224,440	EnerSys	14,236,229
190,516	Franklin Electric Co., Inc.	6,982,411
22,498	Generac Holdings, Inc.*(a)	976,413
72,011	General Cable Corp.(a)	1,600,805
30,376	Regal-Beloit Corp.	2,135,129
155,725	Thermon Group Holdings, Inc.*	3,796,576

		37,498,293

	Electronic Equipment, Instruments & Components—3.5%
20,727	Arrow Electronics, Inc.*	1,201,130
294,700	AVX Corp.	4,007,920
81,577	Belden, Inc.	5,539,078
119,033	Benchmark Electronics, Inc.*	2,874,647
240,890	Checkpoint Systems, Inc.*	2,948,494
117,112	Coherent, Inc.*	6,899,068
238,540	FLIR Systems, Inc.	7,938,611
13,400	GSI Group, Inc.*	154,502
39,812	Ingram Micro, Inc. (Class A Stock)*	1,142,604
75,598	Insight Enterprises, Inc.*	1,985,959
99,066	Itron, Inc.*	3,564,395
143,087	Littelfuse, Inc.	12,437,122
43,274	Plexus Corp.*	1,701,966
17,850	Rogers Corp.*	1,023,876
363,747	Sanmina Corp.*	8,471,668
42,468	ScanSource, Inc.*	1,520,779
19,391	Tech Data Corp.*	1,217,561
28,010	Zebra Technologies Corp. (Class A Stock)*	2,242,761

		66,872,141

	Energy Equipment & Services—3.1%
11,200	Basic Energy Services, Inc.*	268,688
199,588	Bristow Group, Inc.	14,244,596
54,600	C&J Energy Services, Inc.*	1,635,816
64,100	Core Laboratories NV	9,386,163
7,900	Dawson Geophysical Co.	198,290
57,591	Exterran Holdings, Inc.(a)	2,433,220
285,225	Forum Energy Technologies, Inc.*	9,495,140
17,100	GulfMark Offshore, Inc. (Class A Stock)	654,417
31,600	Helix Energy Solutions Group, Inc.*	803,588
95,500	ION Geophysical Corp.*	358,125
119,879	Key Energy Services, Inc.*	736,057
172,583	McDermott International, Inc.*(a)	1,259,856
64,922	Nabors Industries Ltd.	1,763,281
412,086	Newpark Resources, Inc.*	5,039,812
265,796	Parker Drilling Co.*	1,642,619
353,400	Precision Drilling Corp. (Canada)	4,403,364

See Notes to Financial Statements.

The TARGET Portfolio Trust	83

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Energy Equipment & Services (continued)
10,763	Superior Energy Services, Inc.	$361,637
5,400	Tesco Corp.	105,408
82,400	Tidewater, Inc.	3,895,048
22,300	Willbros Group, Inc.*	258,457

		58,943,582

	Food & Staples Retailing—1.3%
124,192	Andersons, Inc. (The)	6,708,852
64,428	Casey’s General Stores, Inc.	4,263,201
132,617	Pantry, Inc. (The)*	2,375,170
272,200	Rite Aid Corp.*	1,821,018
39,700	Roundy’s, Inc.	191,751
85,363	SpartanNash Co.	1,789,208
3,805	Susser Holdings Corp.*	305,047
51,995	United Natural Foods, Inc.*	3,047,947
93,200	Weis Markets, Inc.	3,975,912

		24,478,106

	Food Products—1.2%
67,500	Cal-Maine Foods, Inc.	4,806,000
103,600	Chiquita Brands International, Inc.*	993,524
127,082	Darling Ingredients, Inc.*	2,378,975
58,800	Ingredion, Inc.	4,329,444
69,770	Pilgrim’s Pride Corp.*	1,950,769
15,200	Pinnacle Foods, Inc.	457,976
65,625	Sanderson Farms, Inc.	5,977,781
30,635	Snyder’s-Lance, Inc.	760,054
27,587	TreeHouse Foods, Inc.*	2,027,645

		23,682,168

	Gas Utilities—1.4%
24,362	AGL Resources, Inc.	1,258,054
24,266	Atmos Energy Corp.	1,172,533
2,600	Chesapeake Utilities Corp.	169,234
98,200	Laclede Group, Inc. (The)	4,613,436
8,450	New Jersey Resources Corp.	431,626
11,400	Northwest Natural Gas Co.	492,708
99,906	South Jersey Industries, Inc.	5,351,965
57,797	Southwest Gas Corp.	2,862,685
89,800	UGI Corp.	4,358,892
148,737	WGL Holdings, Inc.	5,797,768

		26,508,901

See Notes to Financial Statements.

84	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Health Care Equipment & Supplies—2.8%
195,800	Alere, Inc.*	$7,832,000
7,459	Analogic Corp.	536,377
31,946	Anika Therapeutics, Inc.*(a)	1,343,649
198,140	Cantel Medical Corp.	6,643,634
20,000	Cynosure, Inc. (Class A Stock)*	454,800
3,300	Greatbatch, Inc.*	163,383
151,575	Haemonetics Corp.*	5,391,523
156,650	Integra LifeSciences Holdings Corp.*(a)	7,428,343
44,748	Invacare Corp.	669,877
218,925	Merit Medical Systems, Inc.*	2,810,997
28,300	NuVasive, Inc.*	1,057,854
15,500	OraSure Technologies, Inc.*	127,565
80,800	STERIS Corp.	4,111,104
138,005	Teleflex, Inc.	14,868,659

		53,439,765

	Health Care Providers & Services—3.1%
221,273	Amsurg Corp.*	10,567,999
83,363	Centene Corp.*	6,009,639
84,500	Community Health Systems, Inc.*	4,030,650
68,800	Cross Country Healthcare, Inc.*	494,672
46,069	HealthSouth Corp.	1,765,825
205,326	Healthways, Inc.*(a)	3,550,087
11,600	Kindred Healthcare, Inc.	277,240
83,056	LifePoint Hospitals, Inc.*	5,956,776
135,996	MEDNAX, Inc.*(a)	8,048,243
171,798	Molina Healthcare, Inc.*(a)	7,017,948
58,021	PharMerica Corp.*	1,565,987
14,321	Premier, Inc. (Class A Stock)*	405,284
430,599	Select Medical Holdings Corp.	6,691,509
34,348	Surgical Care Affiliates, Inc.*	1,009,144
10,600	Triple-S Management Corp. (Class B Stock) (Puerto Rico)*	183,168
42,567	WellCare Health Plans, Inc.*	2,655,329

		60,229,500

	Health Care Technology—0.3%
2,500	Imprivata, Inc.*	36,250
274,150	MedAssets, Inc.*	5,822,946

		5,859,196

	Hotels, Restaurants & Leisure—1.4%
37,525	Bob Evans Farms, Inc.(a)	1,782,813
87,897	Boyd Gaming Corp.*	966,867
43,800	Cracker Barrel Old Country Store, Inc.	4,246,848
201,538	International Game Technology	3,412,038
128,420	International Speedway Corp. (Class A Stock)	3,893,695
73,750	Jack in the Box, Inc.	4,217,763
124,195	Life Time Fitness, Inc.*	4,887,073

See Notes to Financial Statements.

The TARGET Portfolio Trust	85

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Hotels, Restaurants & Leisure (continued)
89,321	Penn National Gaming, Inc.*	$936,084
17,922	Red Robin Gourmet Burgers, Inc.*	1,153,460
44,600	Ruth’s Hospitality Group, Inc.	506,210
95,295	Scientific Games Corp. (Class A Stock)*	813,819
11,000	Speedway Motorsports, Inc.	191,840

		27,008,510

	Household Durables—0.6%
5,600	Century Communities, Inc.*	106,792
34,277	Ethan Allen Interiors, Inc.	785,629
3,100	GoPro, Inc. (Class A Stock)*(a)	148,707
35,200	Helen of Troy Ltd.*	1,887,776
14,500	Lifetime Brands, Inc.	246,500
130,041	Meritage Homes Corp.*	4,980,570
78,125	Ryland Group, Inc. (The)	2,507,812
195,964	Skullcandy, Inc.*	1,324,717
10,200	Universal Electronics, Inc.*	485,826

		12,474,329

	Household Products
6,200	Central Garden & Pet Co. (Class A Stock)*	57,846

	Independent Power & Renewable Electricity Producers—0.1%
48,000	Dynegy, Inc.*	1,274,400

	Insurance—8.6%
146,871	Allied World Assurance Co. Holdings AG	5,288,825
61,163	Ambac Financial Group, Inc.*	1,385,954
606,501	American Equity Investment Life Holding Co.(a)	13,427,932
89,521	American Financial Group, Inc.	5,012,281
17,900	AMERISAFE, Inc.	655,140
47,240	AmTrust Financial Services, Inc.(a)	2,014,314
33,851	Argo Group International Holdings Ltd.	1,686,118
156,775	Aspen Insurance Holdings Ltd.	6,272,568
16,582	Assurant, Inc.	1,050,636
69,511	Assured Guaranty Ltd.	1,551,486
23,038	Axis Capital Holdings Ltd.	994,090
655,463	CNO Financial Group, Inc.	10,605,391
102,661	Employers Holdings, Inc.	2,186,679
68,649	Endurance Specialty Holdings Ltd.	3,630,846
8,527	Enstar Group Ltd.*	1,176,726
33,149	FBL Financial Group, Inc. (Class A Stock)	1,418,114
12,500	Fidelity & Guaranty Life	270,125
233,888	First American Financial Corp.(a)	6,347,720
66,559	Genworth Financial, Inc. (Class A Stock)*	871,923

See Notes to Financial Statements.

86	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Insurance (continued)
51,223	Greenlight Capital Re Ltd. (Class A Stock)*	$1,657,576
75,094	Hanover Insurance Group, Inc. (The)	4,341,184
220,189	HCC Insurance Holdings, Inc.	10,278,422
22,089	HCI Group, Inc.	881,351
20,700	Hilltop Holdings, Inc.*	424,350
256,965	Horace Mann Educators Corp.	7,362,047
38,992	Infinity Property & Casualty Corp.	2,525,122
29,231	Kemper Corp.	1,011,685
204,033	Maiden Holdings Ltd.	2,342,299
97,385	MBIA, Inc.*	932,948
193,057	Montpelier Re Holdings Ltd. (Bermuda)	5,700,973
25,096	Navigators Group, Inc. (The)*	1,525,837
66,812	Old Republic International Corp.	961,425
11,279	PartnerRe Ltd.	1,177,076
161,581	Platinum Underwriters Holdings Ltd.	9,468,647
32,058	Primerica, Inc.	1,477,233
23,991	ProAssurance Corp.	1,046,727
219,540	Protective Life Corp.	15,231,685
101,250	Reinsurance Group of America, Inc.	8,126,325
12,336	RenaissanceRe Holdings Ltd.	1,206,584
43,980	RLI Corp.	1,879,705
92,326	Selective Insurance Group, Inc.	2,057,947
17,656	StanCorp Financial Group, Inc.	1,065,363
88,399	State Auto Financial Corp.	1,866,103
6,300	Stewart Information Services Corp.(a)	185,661
327,418	Symetra Financial Corp.	7,465,130
174,895	United Fire Group, Inc.	4,942,533
30,274	Validus Holdings Ltd.	1,105,909
27,020	W.R. Berkley Corp.	1,205,362
1,895	White Mountains Insurance Group Ltd.	1,146,304

		166,446,381

	Internet & Catalog Retail—0.4%
100,925	HSN, Inc.	5,640,698
72,186	Nutrisystem, Inc.	1,158,586
39,180	Overstock.com, Inc.*	636,675

		7,435,959

	Internet Software & Services— 0.4%
170,706	Digital River, Inc.*	2,439,389
5,074	Five9, Inc.*	36,938
26,100	IntraLinks Holdings, Inc.*	209,322
86,400	j2 Global, Inc.(a)	4,226,688
300	OPOWER, Inc.*(a)	4,800
500	Q2 Holdings, Inc.*(a)	6,585
17,300	WebMD Health Corp.*(a)	862,059

		7,785,781

See Notes to Financial Statements.

The TARGET Portfolio Trust	87

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	IT Services—3.1%
193,700	Booz Allen Hamilton Holding Corp.	$4,307,888
307,417	Broadridge Financial Solutions, Inc.	12,410,424
77,550	CACI International, Inc. (Class A Stock)*(a)	5,350,175
109,719	Convergys Corp.(a)	2,127,452
161,200	CSG Systems International, Inc.(a)	4,197,648
12,314	DST Systems, Inc.	1,109,122
60,792	ExlService Holdings, Inc.*	1,705,216
93,160	Global Payments, Inc.	6,453,193
47,942	Heartland Payment Systems, Inc.	2,277,245
157,075	iGATE Corp.*	5,604,436
81,400	Jack Henry & Associates, Inc.	4,749,690
308,715	Sapient Corp.*	4,556,633
30,407	Science Applications International Corp.	1,270,100
80,241	Sykes Enterprises, Inc.*	1,660,989
116,497	Unisys Corp.*(a)	2,480,221

		60,260,432

	Leisure Products—0.6%
119,593	Arctic Cat, Inc.	4,257,511
261,600	Callaway Golf Co.	1,988,160
78,561	Smith & Wesson Holding Corp.*(a)	970,228
79,078	Sturm Ruger & Co., Inc.(a)	3,950,737

		11,166,636

	Life Sciences Tools & Services—0.9%
79,575	Albany Molecular Research, Inc.*(a)	1,515,108
54,174	Charles River Laboratories International, Inc.*	2,936,772
70,780	Covance, Inc.*	5,939,858
151,365	PerkinElmer, Inc.	6,996,090

		17,387,828

	Machinery—5.0%
51,344	Actuant Corp. (Class A Stock)	1,657,384
101,882	Albany International Corp. (Class A Stock)	3,651,451
47,017	Altra Industrial Motion Corp.	1,473,983
173,600	Barnes Group, Inc.	5,945,800
115,908	Briggs & Stratton Corp.(a)	2,124,594
58,300	Crane Co.	3,999,963
25,455	EnPro Industries, Inc.*	1,741,631
16,900	Global Brass & Copper Holdings, Inc.	256,542
42,025	Greenbrier Cos., Inc. (The)(a)	2,708,511
220,375	Hillenbrand, Inc.	6,622,269
2,000	Hurco Cos., Inc.	64,220
18,764	Hyster-Yale Materials Handling, Inc.	1,502,996

See Notes to Financial Statements.

88	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Machinery (continued)
59,271	ITT Corp.	$2,724,688
50,034	Kadant, Inc.	1,908,297
198,400	Kennametal, Inc.	8,388,352
10,200	LB Foster Co. (Class A Stock)	475,830
1,500	NN, Inc.	43,500
20,850	Oshkosh Corp.	963,687
270,725	Rexnord Corp.*(a)	7,285,210
84,346	Snap-on, Inc.	10,138,389
35,575	Standex International Corp.	2,346,171
30,268	Terex Corp.(a)	1,044,549
121,500	Timken Co. (The)	5,382,450
66,833	Titan International, Inc.(a)	997,148
85,626	TriMas Corp.*	2,712,632
168,614	Trinity Industries, Inc.	7,358,315
26,700	Valmont Industries, Inc.(a)	3,888,321
410,286	Wabash National Corp.*(a)	5,583,992
44,539	Watts Water Technologies, Inc. (Class A Stock)	2,603,750

		95,594,625

	Marine—0.2%
26,100	Knightsbridge Tankers Ltd. (Bermuda)	297,540
96,361	Matson, Inc.	2,596,929

		2,894,469

	Media—0.8%
4,300	AMC Entertainment Holdings, Inc. (Class A Stock)	97,352
123,400	Cinemark Holdings, Inc.	4,047,520
169,887	Cumulus Media, Inc. (Class A Stock)*(a)	880,015
16,462	Dex Media, Inc.*(a)	210,549
10,800	Entercom Communications Corp. (Class A Stock)*(a)	102,060
40,800	EW Scripps Co. (The) (Class A Stock)*(a)	884,544
41,100	Journal Communications, Inc. (Class A Stock)*	447,168
125,288	Live Nation Entertainment, Inc.*	2,907,934
186,320	McClatchy Co. (The) (Class A Stock)*	899,926
49,400	Meredith Corp.	2,268,448
44,071	Scholastic Corp.	1,560,995
5,000	Sinclair Broadcast Group, Inc. (Class A Stock)	161,550

		14,468,061

	Metals & Mining—2.3%
54,501	Allegheny Technologies, Inc.	2,051,963
70,786	Ampco-Pittsburgh Corp.	1,427,754
50,018	Cliffs Natural Resources, Inc.(a)	872,814
404,822	Commercial Metals Co.	6,979,131
148,900	Globe Specialty Metals, Inc.	2,833,567
352,300	HudBay Minerals, Inc. (Canada)	3,822,455
31,464	Materion Corp.	1,016,602
89,875	Reliance Steel & Aluminum Co.	6,133,969

See Notes to Financial Statements.

The TARGET Portfolio Trust	89

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Metals & Mining (continued)
73,300	Royal Gold, Inc.	$5,539,281
40,440	RTI International Metals, Inc.*	1,005,338
48,514	Schnitzer Steel Industries, Inc. (Class A Stock)(a)	1,295,809
216,200	Steel Dynamics, Inc.	4,585,602
60,750	TimkenSteel Corp.*	2,643,232
54,881	United States Steel Corp.(a)	1,837,965
34,400	Worthington Industries, Inc.	1,315,800

		43,361,282

	Multi-Utilities—0.3%
21,873	Alliant Energy Corp.	1,235,824
72,555	Avista Corp.(a)	2,251,382
20,911	Integrys Energy Group, Inc.	1,370,925
13,400	NorthWestern Corp.	619,348

		5,477,479

	Multiline Retail—0.2%
42,752	Burlington Stores, Inc.*(a)	1,399,273
18,077	Dillard’s, Inc. (Class A Stock)	2,155,140

		3,554,413

	Oil, Gas & Consumable Fuels—4.1%
26,530	Bill Barrett Corp.*	636,985
71,750	Bonanza Creek Energy, Inc.*(a)	4,022,305
24,447	Carrizo Oil & Gas, Inc.*	1,501,290
9,827	Clayton Williams Energy, Inc.*	1,045,691
87,848	Comstock Resources, Inc.(a)	2,078,484
95,500	CVR Energy, Inc.(a)	4,496,140
28,300	Delek US Holdings, Inc.	826,926
18,666	Energy XXI (Bermuda) Ltd.	372,573
121,100	EXCO Resources, Inc.(a)	558,271
36,210	Goodrich Petroleum Corp.*	697,405
103,294	Green Plains, Inc.(a)	3,872,492
438,275	Kodiak Oil & Gas Corp.*	6,810,793
135,884	LinnCo LLC(a)	3,952,866
104,517	Northern Oil and Gas, Inc.*(a)	1,681,679
213,898	Oasis Petroleum, Inc.*	11,432,848
58,627	ONEOK, Inc.	3,777,338
13,900	Pacific Ethanol, Inc.*	247,976
1,600	Panhandle Oil And Gas, Inc. (Class A Stock)	103,072
40,776	PBF Energy, Inc. (Class A Stock)	1,105,030
118,864	Penn Virginia Corp.*	1,547,609
189,344	Renewable Energy Group, Inc.*(a)	2,120,653
24,467	REX American Resources Corp.*	2,063,791

See Notes to Financial Statements.

90	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Oil, Gas & Consumable Fuels (continued)
24,274	Rosetta Resources, Inc.*	$1,239,673
2,400	SemGroup Corp. (Class A Stock)	184,992
239,906	Ship Finance International Ltd. (Norway)	4,366,289
86,914	Stone Energy Corp.*	3,307,078
249,310	Swift Energy Co.*(a)	2,754,876
10,100	TransAtlantic Petroleum Ltd. (Canada)*	105,444
84,100	VAALCO Energy, Inc.*	580,290
217,100	Warren Resources, Inc.*	1,278,719
146,514	Western Refining, Inc.	6,001,213
345	Westmoreland Coal Co.*	14,866
106,700	World Fuel Services Corp.	4,582,765

		79,368,422

	Paper & Forest Products—0.8%
69,275	Clearwater Paper Corp.*	4,682,990
28,550	Domtar Corp.	1,025,516
42,981	KapStone Paper & Packaging Corp.*	1,278,255
23,909	Neenah Paper, Inc.	1,186,365
34,983	P.H. Glatfelter Co.	832,595
110,136	Resolute Forest Products, Inc.*(a)	1,694,993
114,615	Schweitzer-Mauduit International, Inc.	4,679,730

		15,380,444

	Personal Products—0.1%
5,300	Revlon, Inc. (Class A Stock)*	161,650
18,832	USANA Health Sciences, Inc.*(a)	1,202,423

		1,364,073

	Pharmaceuticals—0.2%
22,200	Amphastar Pharmaceuticals, Inc.*	197,136
94,292	Impax Laboratories, Inc.*(a)	2,205,490
11,200	Lannett Co., Inc.*	376,432
9,600	Medicines Co. (The)*	224,352
43,907	Prestige Brands Holdings, Inc.*	1,352,335
6,500	Revance Therapeutics, Inc.*	199,420
2,200	ZS Pharma, Inc.*	61,622

		4,616,787

	Professional Services—1.1%
6,100	CDI Corp.	84,607
61,375	Dun & Bradstreet Corp. (The)	6,753,091
10,400	Heidrick & Struggles International, Inc.	194,168
161,830	ICF International, Inc.*	5,594,463
39,700	Kelly Services, Inc. (Class A Stock)	632,818
106,971	Korn/Ferry International*	3,147,087
63,832	Navigant Consulting, Inc.*	1,041,738
3,600	Paylocity Corp*	70,524
28,100	Resources Connection, Inc.	424,310

See Notes to Financial Statements.

The TARGET Portfolio Trust	91

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Professional Services (continued)
105,341	RPX Corp.*	$1,643,320
31,800	TrueBlue, Inc.*	858,282
9,600	VSE Corp.	571,872

		21,016,280

	Real Estate Investment Trusts (REITs)—5.4%
4,900	Acadia Realty Trust	138,327
146,700	Altisource Residential Corp.	3,401,973
16,500	American Campus Communities, Inc.	642,180
482,639	Anworth Mortgage Asset Corp.	2,451,806
63,178	Apollo Commercial Real Estate Finance, Inc.	1,046,859
7,900	Armada Hoffler Properties, Inc.	74,260
11,980	Ashford Hospitality Prime, Inc.	199,467
126,000	Ashford Hospitality Trust, Inc.	1,450,260
238,600	Associated Estates Realty Corp.	4,216,062
212,488	Blackstone Mortgage Trust, Inc. (Class A Stock)	6,049,533
261,278	Capstead Mortgage Corp.(a)	3,354,810
24,361	CBL & Associates Properties, Inc.	455,551
60,100	Cedar Realty Trust, Inc.	378,630
11,000	Chatham Lodging Trust	232,870
18,300	Chesapeake Lodging Trust	543,144
370,246	Chimera Investment Corp.	1,173,680
87,265	Colony Financial, Inc.	1,932,920
24,000	CoreSite Realty Corp.	783,840
100,503	Corporate Office Properties Trust	2,851,270
122,600	Cousins Properties, Inc.	1,517,788
12,900	CyrusOne, Inc.	320,565
33,000	CYS Investments, Inc.	293,040
137,400	DCT Industrial Trust, Inc.	1,075,842
127,400	DiamondRock Hospitality Co.	1,561,924
114,641	Dynex Capital, Inc.	951,520
2,000	EastGroup Properties, Inc.	124,720
204,236	Education Realty Trust, Inc.	2,156,732
5,700	EPR Properties	307,230
89,387	Equity One, Inc.	2,075,566
6,500	Extra Space Storage, Inc.	336,245
38,300	FelCor Lodging Trust, Inc.	401,001
79,800	First Industrial Realty Trust, Inc.	1,440,390
371,666	First Potomac Realty Trust	4,902,275
334,500	Franklin Street Properties Corp.	4,060,830
8,300	Geo Group, Inc. (The)	285,603
5,500	Getty Realty Corp.	101,035
4,500	Government Properties Income Trust	105,075
1,082,675	Hersha Hospitality Trust	7,156,482

See Notes to Financial Statements.

92	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Real Estate Investment Trusts (REITs) (continued)
74,400	Highwoods Properties, Inc.(a)	$3,130,008
2,000	Home Properties, Inc.	131,580
84,500	Kite Realty Group Trust	515,450
4,300	LaSalle Hotel Properties	149,597
190,951	Lexington Realty Trust	2,089,004
12,800	LTC Properties, Inc.	490,624
421,951	Medical Properties Trust, Inc.	5,679,460
452,556	MFA Financial, Inc.	3,683,806
287,928	New Residential Investment Corp.	1,721,809
189,906	New York Mortgage Trust, Inc.(a)	1,433,790
105,900	Omega Healthcare Investors, Inc.	3,869,586
39,100	Parkway Properties, Inc.	810,543
8,800	Pennsylvania Real Estate Investment Trust	169,224
118,086	Pennymac Mortgage Investment Trust	2,528,221
31,300	Potlatch Corp.	1,292,690
59,200	RAIT Financial Trust	455,840
11,600	Ramco-Gershenson Properties Trust	192,560
165,058	Redwood Trust, Inc.(a)	3,132,801
183,388	Resource Capital Corp.	1,010,468
326,197	Retail Properties of America, Inc. (Class A Stock)	4,909,265
4,400	Rouse Properties, Inc.	74,580
137,900	Starwood Property Trust, Inc.	3,254,440
5,700	Sun Communities, Inc.	299,991
71,700	Sunstone Hotel Investors, Inc.	1,017,423
114,355	Two Harbors Investment Corp.	1,169,852
14,300	Winthrop Realty Trust	215,501

		103,979,418

	Real Estate Management & Development—0.1%
14,700	Alexander & Baldwin, Inc.	561,099
53,956	St. Joe Co. (The)*(a)	1,232,355

		1,793,454

	Road & Rail—0.7%
4,700	AMERCO	1,236,852
54,230	ArcBest Corp.	1,720,718
74,825	Celadon Group, Inc.	1,589,283
144,775	Con-way, Inc.	7,144,646
73,914	Quality Distribution, Inc.*	986,752
68,347	Swift Transportation Co.*(a)	1,397,696
3,300	Universal Truckload Services, Inc.	80,157

		14,156,104

	Semiconductors & Semiconductor Equipment—2.1%
35,700	Alpha & Omega Semiconductor Ltd.*	326,655
249,672	Amkor Technology, Inc.*	2,209,597
2,400	Audience, Inc.*	22,872
102,879	Brooks Automation, Inc.	1,047,308

See Notes to Financial Statements.

The TARGET Portfolio Trust	93

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Semiconductors & Semiconductor Equipment (continued)
145,987	Cabot Microelectronics Corp.*	$5,867,218
72,992	Cirrus Logic, Inc.*(a)	1,637,211
511,416	Entegris, Inc.*	5,876,170
117,193	Fairchild Semiconductor International, Inc.*	1,783,677
31,557	First Solar, Inc.*	1,991,562
38,900	Integrated Silicon Solution, Inc.	568,718
72,298	International Rectifier Corp.*	1,795,882
80,285	MKS Instruments, Inc.	2,551,457
146,815	Monolithic Power Systems, Inc.	6,054,651
90,915	OmniVision Technologies, Inc.*	2,036,496
12,400	Pericom Semiconductor Corp.*	109,492
213,000	RF Micro Devices, Inc.*(a)	2,377,080
49,190	Semtech Corp.*	1,098,413
165,123	Spansion, Inc. (Class A Stock)*	3,132,383
94,000	Ultra Clean Holdings, Inc.*	814,980
7,400	Xcerra Corp.*	69,190

		41,371,012

	Software—2.6%
21,342	AVG Technologies NV*	362,814
255,421	BroadSoft, Inc.*	6,232,273
131,118	Cadence Design Systems, Inc.*(a)	2,206,716
99,850	CommVault Systems, Inc.*	4,794,797
133,100	Compuware Corp.	1,211,210
84,725	Ellie Mae, Inc.*	2,433,302
170,248	Epiq Systems, Inc.	2,454,976
44,175	Fair Isaac Corp.	2,524,601
3,500	FireEye, Inc.*	124,250
13,400	Imperva, Inc.*	297,078
199,888	Mentor Graphics Corp.	3,947,788
5,800	Paycom Software, Inc.*	74,124
1,600	Proofpoint, Inc.*	56,432
75,284	PTC, Inc.*	2,707,213
159,625	SS&C Technologies Holdings, Inc.*	6,913,359
22,700	Take-Two Interactive Software, Inc.*	508,026
325	Telenav, Inc.*	1,615
230,381	Tivo, Inc.*	3,100,928
25,700	Varonis Systems, Inc.*	541,756
183,350	Verint Systems, Inc.*	8,606,449

		49,099,707

	Specialty Retail—3.2%
130,085	Aaron’s, Inc.	3,431,642
125,792	Abercrombie & Fitch Co. (Class A Stock)(a)	4,948,657

See Notes to Financial Statements.

94	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Specialty Retail (continued)
161,746	American Eagle Outfitters, Inc.(a)	$1,724,212
165,568	Barnes & Noble, Inc.*(a)	3,447,126
73,662	Brown Shoe Co., Inc.	2,076,532
97,400	Buckle, Inc. (The)(a)	4,334,300
23,263	Cabela’s, Inc.*	1,357,629
5,500	Cato Corp. (The) (Class A Stock)	169,730
41,830	Children’s Place, Inc. (The)(a)	2,099,866
34,001	CST Brands, Inc.	1,136,654
5,700	Destination Maternity Corp.	108,471
122,243	Express, Inc.*	1,902,101
29,794	GameStop Corp. (Class A Stock)(a)	1,250,454
173,800	GNC Holdings, Inc. (Class A Stock)	5,702,378
115,775	Group 1 Automotive, Inc.(a)	8,558,088
23,800	Guess?, Inc.	619,038
80,720	hhgregg, Inc.*(a)	573,919
56,833	Kirkland’s, Inc.*	1,069,029
170,793	Men’s Wearhouse, Inc. (The)	8,594,304
2,200	Michaels Cos., Inc. (The)*(a)	33,176
27,122	Murphy USA, Inc.*	1,340,369
20,171	Outerwall, Inc.*(a)	1,109,808
81,307	Pier 1 Imports, Inc.	1,224,483
65,868	Sally Beauty Holdings, Inc.	1,709,275
82,380	Select Comfort Corp.*	1,664,076
7,800	Systemax, Inc.*	106,626
44,300	Zumiez, Inc.*	1,233,755

		61,525,698

	Technology Hardware, Storage & Peripherals—0.2%
26,300	Avid Technology, Inc.*	195,935
48,912	Diebold, Inc.	1,843,004
8,100	Electronics For Imaging, Inc.*	356,967
31,289	Lexmark International, Inc. (Class A Stock)	1,502,811

		3,898,717

	Textiles, Apparel & Luxury Goods—0.7%
21,126	Columbia Sportswear Co.	1,579,380
17,700	Iconix Brand Group, Inc.*	747,471
15,573	Oxford Industries, Inc.	927,683
4,100	RG Barry Corp.	77,449
143,275	Steven Madden Ltd.*	4,563,309
51,872	Vera Bradley, Inc.*(a)	1,028,622
182,550	Wolverine World Wide, Inc.(a)	4,428,663

		13,352,577

	Thrifts & Mortgage Finance—1.1%
350,919	Astoria Financial Corp.	4,519,837
2,900	BankFinancial Corp.	29,638
4,700	Berkshire Hills Bancorp, Inc.	113,599

See Notes to Financial Statements.

The TARGET Portfolio Trust	95

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Thrifts & Mortgage Finance (continued)
15,700	Charter Financial Corp.	$171,915
5,900	First Defiance Financial Corp.	159,359
170,433	Flagstar Bancorp, Inc.*	3,118,924
281,336	Home Loan Servicing Solutions Ltd.	6,020,590
23,700	HomeStreet, Inc.	413,328
1,200	OceanFirst Financial Corp.	19,092
7,961	PennyMac Financial Services, Inc. (Class A Stock)*	120,450
78,813	Provident Financial Services, Inc.	1,316,965
227,246	Washington Federal, Inc.	4,763,076
5,300	WSFS Financial Corp.	379,427

		21,146,200

	Tobacco—0.2%
77,500	Universal Corp.	4,024,575

	Trading Companies & Distributors—1.7%
13,150	Applied Industrial Technologies, Inc.	637,249
148,602	CAI International, Inc.*	2,836,812
40,000	DXP Enterprises, Inc.*	2,841,200
200,127	GATX Corp.	12,407,874
188,733	TAL International Group, Inc.*(a)	8,341,999
75,900	WESCO International, Inc.*(a)	5,957,391

		33,022,525

	Water Utilities
4,700	American States Water Co.	143,585
2,400	Artesian Resources Corp. (Class A Stock)	52,296
3,900	California Water Service Group	88,803

		284,684

	Wireless Telecommunication Services—0.5%
41,500	RingCentral, Inc. (Class A Stock)*(a)	619,595
70,500	SBA Communications Corp. (Class A Stock)*	7,538,565
41,246	Telephone & Data Systems, Inc.	1,031,150

		9,189,310

	TOTAL COMMON STOCKS (cost $1,507,346,325)	1,868,910,179

	EXCHANGE TRADED FUNDS—0.4%
20,004	iShares Russell 2000 Index Fund(a)	2,222,244
44,700	iShares Russell 2000 Value Index Fund(a)	4,307,739

	TOTAL EXCHANGE TRADED FUNDS (cost $6,248,683)	6,529,983

See Notes to Financial Statements.

96	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	UNAFFILIATED MUTUAL FUND—0.1%
128,500	Central Fund of Canada Ltd. (Class A Stock) (Canada) (cost $1,871,404)	$1,806,710

	TOTAL LONG-TERM INVESTMENTS (cost $1,515,466,412)	1,877,246,872

	SHORT-TERM INVESTMENTS—11.7%

	AFFILIATED MONEY MARKET MUTUAL FUND—11.7%
225,765,610	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $225,765,610; includes $169,391,744 of cash collateral for securities on loan)(b)(w)(Note 3)	225,765,610

PRINCIPAL AMOUNT (000)#
	U.S. TREASURY OBLIGATION
575	U.S. Treasury Notes(k) 0.250%, 11/30/14 (cost $575,276)	575,360

	TOTAL SHORT-TERM INVESTMENTS (cost $226,340,886)	226,340,970

	TOTAL INVESTMENTS—109.3% (cost $1,741,807,298; Note 5)	2,103,587,842
	Liabilities in excess of other assets(x)—(9.3%)	(178,449,917)

	NET ASSETS—100.0%	$1,925,137,925

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $161,683,782; cash collateral of $169,391,744 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at July 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2014	Unrealized Depreciation(1)
Long Position:
51	Russell 2000 Mini Index	Sep. 2014	$5,925,635	$5,695,170	$(230,465)

(1)	U.S. Treasury security with a market value of $446,967 has been segregated with Goldman Sachs & Co. to cover requirements for open contacts at July 31, 2014.

See Notes to Financial Statements.

The TARGET Portfolio Trust	97

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$64,354,486	$—	$—
Air Freight & Logistics	267,120	—	—
Airlines	8,935,746	—	—
Auto Components	8,601,982	—	—
Automobiles	210,185	—	—
Banks	159,312,630	—	—
Biotechnology	4,314,979	—	—
Building Products	4,364,423	—	—
Capital Markets	56,291,398	—	—
Chemicals	51,462,077	—	—
Commercial Services & Supplies	46,749,399	—	—
Communications Equipment	16,952,664	—	—
Construction & Engineering	14,094,895	—	—
Consumer Finance	27,934,184	—	—
Containers & Packaging	37,780,335	—	—
Distributors	122,720	—	—
Diversified Consumer Services	7,047,211	—	—
Diversified Financial Services	2,861,795	—	—
Diversified Telecommunication Services	7,440,553	—	—
Electric Utilities	37,061,327	—	—
Electrical Equipment	37,498,293	—	—
Electronic Equipment, Instruments & Components	66,872,141	—	—
Energy Equipment & Services	58,943,582	—	—
Food & Staples Retailing	24,478,106	—	—
Food Products	23,682,168	—	—
Gas Utilities	26,508,901	—	—
Health Care Equipment & Supplies	53,439,765	—	—
Health Care Providers & Services	60,229,500	—	—
Health Care Technology	5,859,196	—	—
Hotels, Restaurants & Leisure	27,008,510	—	—
Household Durables	12,474,329	—	—
Household Products	57,846	—	—
Independent Power & Renewable Electricity Producers	1,274,400	—	—
Insurance	166,446,381	—	—
Internet & Catalog Retail	7,435,959	—	—

See Notes to Financial Statements.

98	The TARGET Portfolio Trust

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Internet Software & Services	$7,785,781	$—	$—
IT Services	60,260,432	—	—
Leisure Products	11,166,636	—	—
Life Sciences Tools & Services	17,387,828	—	—
Machinery	95,594,625	—	—
Marine	2,894,469	—	—
Media	14,468,061	—	—
Metals & Mining	43,361,282	—	—
Multi-Utilities	5,477,479	—	—
Multiline Retail	3,554,413	—	—
Oil, Gas & Consumable Fuels	79,368,422	—	—
Paper & Forest Products	15,380,444	—	—
Personal Products	1,364,073	—	—
Pharmaceuticals	4,616,787	—	—
Professional Services	21,016,280	—	—
Real Estate Investment Trusts (REITs)	103,979,418	—	—
Real Estate Management & Development	1,793,454	—	—
Road & Rail	14,156,104	—	—
Semiconductors & Semiconductor Equipment	41,371,012	—	—
Software	49,099,707	—	—
Specialty Retail	61,525,698	—	—
Technology Hardware, Storage & Peripherals	3,898,717	—	—
Textiles, Apparel & Luxury Goods	13,352,577	—	—
Thrifts & Mortgage Finance	21,146,200	—	—
Tobacco	4,024,575	—	—
Trading Companies & Distributors	33,022,525	—	—
Water Utilities	284,684	—	—
Wireless Telecommunication Services	9,189,310	—	—
Exchange Traded Funds	6,529,983	—	—
Unaffiliated Mutual Fund	1,806,710	—	—
Affiliated Money Market Mutual Fund	225,765,610	—	—
U.S. Treasury Obligation	—	575,360	—
Other Financial Instruments*:
Futures Contracts	(230,465)	—	—

Total	$2,102,782,017	$575,360	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as, futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

Affiliated Money Market Mutual Fund (including 8.8% of collateral for securities on loan)	11.7%
Insurance	8.6
Banks	8.3
Real Estate Investment Trusts (REITs)	5.4
Machinery	5.0
Oil, Gas & Consumable Fuels	4.1
Electronic Equipment, Instruments & Components	3.5%
Aerospace & Defense	3.3
Specialty Retail	3.2
Energy Equipment & Services	3.1
Health Care Providers & Services	3.1
IT Services	3.1
Capital Markets	2.9

See Notes to Financial Statements.

The TARGET Portfolio Trust	99

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of July 31, 2014

Industry (cont’d.)
Health Care Equipment & Supplies	2.8%
Chemicals	2.7
Software	2.6
Commercial Services & Supplies	2.4
Metals & Mining	2.3
Semiconductors & Semiconductor Equipment	2.1
Containers & Packaging	2.0
Electric Utilities	1.9
Electrical Equipment	1.9
Trading Companies & Distributors	1.7
Consumer Finance	1.5
Gas Utilities	1.4
Hotels, Restaurants & Leisure	1.4
Food & Staples Retailing	1.3
Food Products	1.2
Professional Services	1.1
Thrifts & Mortgage Finance	1.1
Communications Equipment	0.9
Life Sciences Tools & Services	0.9
Media	0.8
Paper & Forest Products	0.8
Construction & Engineering	0.7
Road & Rail	0.7
Textiles, Apparel & Luxury Goods	0.7
Household Durables	0.6
Leisure Products	0.6
Airlines	0.5%
Wireless Telecommunication Services	0.5
Auto Components	0.4
Diversified Consumer Services	0.4
Diversified Telecommunication Services	0.4
Exchange Traded Funds	0.4
Internet & Catalog Retail	0.4
Internet Software & Services	0.4
Health Care Technology	0.3
Multi-Utilities	0.3
Biotechnology	0.2
Building Products	0.2
Marine	0.2
Multiline Retail	0.2
Pharmaceuticals	0.2
Technology Hardware, Storage & Peripherals	0.2
Tobacco	0.2
Diversified Financial Services	0.1
Independent Power & Renewable Electricity Producers	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
Unaffiliated Mutual Fund	0.1

109.3
Liabilities in excess of other assets	(9.3)

100.0%

See Notes to Financial Statements.

100	The TARGET Portfolio Trust

Portfolio of Investments As of July 31, 2014	International Equity Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—95.4%

	COMMON STOCKS

	Australia—3.8%
645,700	Arrium Ltd.	$485,170
166,700	Ausdrill Ltd.	166,712
165,969	Bank of Queensland Ltd.	1,915,452
91,300	Bendigo & Adelaide Bank Ltd.	1,074,162
125,300	Bradken Ltd.	520,722
248,800	Challenger Ltd.	1,842,479
288,000	Downer EDI Ltd.	1,284,565
355,100	Fortescue Metals Group Ltd.	1,591,997
51,200	GrainCorp Ltd. (Class A Stock)	411,586
178,100	Lend Lease Group	2,222,542
259,000	Metcash Ltd.	700,403
75,100	Mineral Resources Ltd.	762,581
54,600	National Australia Bank Ltd.	1,772,840
46,600	Orica Ltd.	941,183
914,400	Pacific Brands Ltd.	476,067
260,000	Primary Health Care Ltd.	1,162,563
237,600	Toll Holdings Ltd.	1,193,649

		18,524,673

	Austria—0.5%
39,100	OMV AG	1,572,543
18,000	Voestalpine AG	792,137

		2,364,680

	Belgium—1.0%
102,600	AGFA-Gevaert NV*	306,508
27,290	Anheuser-Busch InBev NV	2,945,478
25,400	Delhaize Group SA	1,657,526
16,878	Dexia SA*	678

		4,910,190

	Brazil—0.1%
17,525	Embraer SA, ADR	666,651

	Canada—0.6%
43,973	Canadian National Railway Co.	2,939,599

	China—2.7%
12,856	Baidu, Inc., ADR*	2,777,539
381,789	China Mobile Ltd.	4,171,673
3,747,365	Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,555,769
1,482,000	Poly Property Group Co. Ltd.	719,159
1,824,000	Shougang Fushan Resources Group Ltd.	477,767

See Notes to Financial Statements.

The TARGET Portfolio Trust	101

International Equity Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	China (continued)
141,641	Tencent Holdings Ltd.	$2,300,216

		13,002,123

	Denmark—1.3%
600	A.P. Moeller—Maersk A/S (Class B Stock)	1,398,792
102,911	Novo Nordisk A/S (Class B Stock)	4,737,218

		6,136,010

	Finland—0.7%
50,175	Kone Oyj (Class B Stock)	2,109,739
41,200	Tieto Oyj	1,095,154

		3,204,893

	France—9.5%
46,945	Accor SA	2,273,429
16,261	Air Liquide SA	2,069,275
37,700	Alstom SA	1,355,887
6,200	Arkema SA	574,851
62,600	AXA SA	1,438,210
32,000	BNP Paribas SA	2,123,306
37,269	Cie Generale des Etablissements Michelin	4,088,380
73,800	CNP Assurances	1,449,909
97,828	Credit Agricole SA*	1,323,356
42,900	Electricite de France	1,385,831
25,787	LVMH Moet Hennessy Louis Vuitton SA	4,435,923
48,425	Publicis Groupe SA	3,513,387
19,800	Renault SA	1,652,901
30,000	Sanofi	3,149,719
26,100	SCOR SE	839,604
24,200	Societe Generale SA	1,214,897
37,000	Thales SA	2,104,356
121,173	Total SA	7,814,999
20,400	Valeo SA	2,444,275
37,300	Vivendi SA	936,163

		46,188,658

	Germany—6.7%
27,221	Adidas AG	2,155,476
18,300	Allianz SE	3,046,688
3,600	Aurubis AG	174,811
21,900	BASF SE	2,266,512
12,900	Bayerische Motoren Werke AG	1,536,644
6,900	Continental AG	1,486,011
37,400	Daimler AG	3,086,192

See Notes to Financial Statements.

102	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Germany (continued)
70,572	Deutsche Bank AG	$2,413,449
24,600	DMG Mori Seiki AG	751,426
54,400	E.ON SE	1,026,978
48,100	Freenet AG	1,269,188
47,846	Fresenius Medical Care AG & Co. KGaA	3,316,575
12,800	Hannover Rueck SE	1,092,652
7,400	Heidelberger Druckmaschinen AG*	24,190
12,600	Muenchener Rueckversicherungs AG	2,673,363
18,900	Rheinmetall AG	1,145,561
22,000	RWE AG	883,262
31,800	Stada Arzneimittel AG	1,313,208
12,100	Volkswagen AG	2,790,474

		32,452,660

	Hong Kong—3.5%
830,424	AIA Group Ltd.	4,448,914
97,000	Cheung Kong Holdings Ltd.	1,873,991
583,200	First Pacific Co. Ltd.	697,210
134,041	Hong Kong Exchanges and Clearing Ltd.	3,002,616
1,087,000	Huabao International Holdings Ltd.	789,321
292,680	Kingboard Chemical Holdings Ltd.	614,164
423,996	Sands China Ltd.	3,112,848
2,444,000	Skyworth Digital Holdings Ltd.	1,206,365
410,800	Yue Yuen Industrial Holdings Ltd.	1,372,827

		17,118,256

	Ireland—0.3%
33,100	Permanent TSB Group Holdings PLC (Chi-X)*	3,413
15,500	Permanent TSB Group Holdings PLC (XLON)*	1,660
66,600	Smurfit Kappa Group PLC	1,445,297

		1,450,370

	Israel—0.7%
182,600	Bank Hapoalim BM	1,065,152
16,000	Elbit Systems Ltd.	1,002,636
29,400	Teva Pharmaceutical Industries Ltd.	1,574,250

		3,642,038

	Italy—1.6%
361,000	Enel SpA	2,055,161
104,300	Eni SpA	2,654,003
693,501	Intesa Sanpaolo SpA	2,059,431
682,500	Telecom Italia SpA*(a)	786,438

		7,555,033

	Japan—17.8%
18,300	Alfresa Holdings Corp.	1,092,520
22,600	Alpine Electronics, Inc.	356,017

See Notes to Financial Statements.

The TARGET Portfolio Trust	103

International Equity Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Japan (continued)
36,400	Aoyama Trading Co. Ltd.	$927,549
513,000	Aozora Bank Ltd.	1,743,218
124,000	Asahi Kasei Corp.	979,987
156,000	Bank of Yokohama Ltd. (The)	887,661
147,000	Calsonic Kansei Corp.	966,809
65,200	Daihatsu Motor Co. Ltd.	1,157,306
17,062	FANUC Corp.	2,948,831
243,000	Fukuoka Financial Group, Inc.	1,243,122
30,600	Fuyo General Lease Co. Ltd.	1,228,846
51,900	Heiwa Corp.	1,222,529
16,700	Hogy Medical Co. Ltd	932,679
69,869	Japan Tobacco, Inc.	2,457,121
169,160	JX Holdings, Inc.	869,838
35,300	KDDI Corp.	2,029,147
49,200	Keihin Corp.	754,520
295,651	Kubota Corp.	3,892,333
56,000	KYORIN Holdings, Inc.	1,153,854
78,200	Kyowa Exeo Corp.	1,083,432
247,900	Marubeni Corp.	1,742,252
26,500	Matsumotokiyoshi Holdings Co. Ltd.	870,204
27,100	Megmilk Snow Brand Co. Ltd.	351,023
9,100	Miraca Holdings, Inc.	421,147
58,300	Mitsubishi Corp.	1,228,490
103,869	Mitsubishi Estate Co. Ltd.	2,539,917
719,147	Mitsubishi UFJ Financial Group, Inc.	4,241,028
130,500	Mitsui & Co. Ltd.	2,092,881
719,300	Mizuho Financial Group, Inc.	1,396,502
245,000	Morinaga Milk Industry Co. Ltd.	878,327
36,300	Namco Bandai Holdings, Inc.	918,710
65,700	Nichii Gakkan Co.	560,780
75,407	Nippon Telegraph & Telephone Corp.	5,007,349
254,300	Nishi-Nippon City Bank Ltd. (The)	660,197
127,600	Nissan Motor Co. Ltd.	1,251,808
110,000	NTT DOCOMO, Inc.	1,928,977
67,200	Otsuka Holdings Co. Ltd.	2,139,837
432,600	Resona Holdings, Inc.	2,410,698
213,000	Sankyu, Inc.	1,037,156
82,000	Seino Holdings Co. Ltd.	881,600
36,500	Shimachu Co. Ltd.	846,274
28,200	Shizuoka Gas Co. Ltd.	185,757
161,300	SKY Perfect JSAT Holdings, Inc.	956,483
29,477	SoftBank Corp.	2,119,050
149,600	Sumitomo Corp.	1,971,437
57,000	Sumitomo Metal Mining Co. Ltd.	949,577

See Notes to Financial Statements.

104	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Japan (continued)
52,700	Sumitomo Mitsui Financial Group, Inc.	$2,148,288
708,737	Sumitomo Mitsui Trust Holdings, Inc.	3,084,215
203,400	Toagosei Co. Ltd.	856,973
51,700	Toho Holdings Co. Ltd.	976,060
13,443	Tokyo Electron Ltd.	878,142
50,400	Toppan Forms Co. Ltd.	492,598
102,058	Toyota Motor Corp.	6,025,510
45,800	Tsumura & Co.	1,101,114
9,400	Tsuruha Holdings, Inc.	539,603
65,900	UNY Group Holdings Co. Ltd.	391,747
30,200	West Japan Railway Co.	1,369,761
130,100	Yokohama Rubber Co. Ltd. (The)	1,126,465

		86,505,256

	Liechtenstein—0.1%
3,800	Verwaltungs-und Privat-Bank AG(g)	328,671

	Mexico—0.1%
12,700	America Movil SAB De CV	299,339

	Netherlands—4.1%
175,900	Aegon NV	1,426,487
24,475	ASML Holding NV	2,308,238
386,836	ING Groep NV, CVA*	5,024,055
113,907	Koninklijke Ahold NV	1,986,114
58,601	Koninklijke Philips NV	1,806,111
4,300	Royal Dutch Shell PLC (Class A Stock)	176,825
162,900	Royal Dutch Shell PLC (Class B Stock)	7,014,790

		19,742,620

	New Zealand—0.3%
825,600	Air New Zealand Ltd.	1,383,920

	Norway—1.5%
94,500	DNB ASA	1,674,690
11,700	Fred Olsen Energy ASA	265,533
116,300	Marine Harvest ASA	1,581,968
66,900	Statoil ASA	1,911,639
37,700	Yara International ASA	1,727,771

		7,161,601

	Portugal—0.2%
226,600	EDP-Energias de Portugal SA	1,061,185

	Singapore—0.7%
168,000	DBS Group Holdings Ltd.	2,447,649
56,000	United Overseas Bank Ltd.	1,080,724

		3,528,373

See Notes to Financial Statements.

The TARGET Portfolio Trust	105

International Equity Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Spain—3.0%
22,600	ACS Actividades de Construccion y Servicios SA	$988,276
60,450	Amadeus IT Holding SA (Class A Stock)	2,378,740
264,868	Banco Bilbao Vizcaya Argentaria SA	3,255,936
211,617	Banco Santander SA	2,126,172
86,900	Gas Natural SDG SA	2,669,801
63,100	Repsol SA	1,573,557
89,000	Telefonica SA	1,450,919

		14,443,401

	Sweden—3.0%
87,100	Boliden AB	1,411,032
57,992	Hennes & Mauritz AB (Class B Stock)	2,370,798
147,900	Nordea Bank AB	1,983,453
17,400	Oriflame Cosmetics SA, SDR(a)	377,351
71,400	Securitas AB (Class B Stock)	830,150
67,400	Svenska Cellulosa AB SCA (Class B Stock)	1,659,796
61,000	Swedbank AB (Class A Stock)	1,562,675
203,600	Telefonaktiebolaget LM Ericsson (Class B Stock)	2,535,204
249,900	TeliaSonera AB	1,871,684

		14,602,143

	Switzerland—8.9%
13,600	Baloise Holding AG	1,637,511
4,400	Bucher Industries AG	1,322,781
72,936	Credit Suisse Group AG*	1,978,590
2,200	Georg Fischer AG*	1,453,820
2,000	Helvetia Holding AG	974,535
25,953	Holcim Ltd.*	2,076,668
53,482	Julius Baer Group Ltd.*	2,268,821
9,200	Lonza Group AG*	1,020,222
70,740	Nestle SA	5,237,595
100,509	Novartis AG	8,744,147
16,520	Roche Holding AG	4,794,199
8,400	Swiss Life Holding AG*	1,942,486
40,700	Swiss Re AG*	3,459,806
203,679	UBS AG*	3,499,519
8,700	Zurich Insurance Group AG*	2,527,436

		42,938,136

	Taiwan—0.6%
138,583	Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	2,771,660

	United Kingdom—17.1%
152,600	3i Group PLC	969,238
80,600	Alent PLC	455,179

See Notes to Financial Statements.

106	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	United Kingdom (continued)
53,000	AMEC PLC	$1,014,570
51,900	Anglo American PLC	1,393,830
77,700	AstraZeneca PLC	5,673,400
544,560	Aviva PLC	4,608,511
346,800	BAE Systems PLC	2,499,379
300,600	Barclays PLC	1,139,486
313,989	Beazley PLC	1,289,559
32,000	Bellway PLC	812,257
612,900	BP PLC	4,991,318
789,486	BT Group PLC	5,168,704
84,106	Burberry Group PLC	1,999,926
219,400	Carillion PLC	1,233,927
243,200	Centrica PLC	1,267,188
126,752	Compass Group PLC	2,065,376
80,900	Dairy Crest Group PLC	572,565
507,900	Debenhams PLC	564,544
225,758	Experian PLC	3,862,898
31,400	GlaxoSmithKline PLC	756,703
142,100	Home Retail Group PLC	396,919
259,200	HSBC Holdings PLC (XLON)	2,778,872
204,800	Intermediate Capital Group PLC	1,387,438
397,300	J. Sainsbury PLC	2,094,123
757,697	Kingfisher PLC	3,827,046
257,700	Legal & General Group PLC	1,016,648
144,620	Marston’s PLC	350,618
38,574	Micro Focus International PLC	552,006
71,700	Mondi PLC	1,255,756
524,912	Old Mutual PLC	1,726,847
166,100	Pace PLC	893,132
69,966	Pearson PLC	1,347,794
52,900	Petrofac Ltd.	974,862
57,417	Reckitt Benckiser Group PLC	5,068,643
36,800	Rio Tinto Ltd.	2,235,366
30,928	Rio Tinto PLC	1,767,666
54,738	SABMiller PLC	2,980,582
115,684	Standard Chartered PLC	2,399,036
73,600	Tate & Lyle PLC	772,698
402,500	Tesco PLC	1,746,341
153,300	Tullett Prebon PLC	638,867
80,600	Vesuvius PLC	630,909
61,300	WH Smith PLC	1,166,576
568,100	Wm Morrison Supermarkets PLC	1,612,444
56,314	WPP PLC	1,121,022

		83,080,769

	United States—5.0%
42,136	Accenture PLC (Class A Stock)	3,340,542
18,545	Actavis, Inc.*	3,973,452

See Notes to Financial Statements.

The TARGET Portfolio Trust	107

International Equity Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	United States (continued)
93,300	Boart Longyear Ltd.*(a)	$16,040
64,327	Carnival PLC	2,331,719
43,253	Ensco PLC (Class A Stock)(a)	2,190,764
68,756	Liberty Global PLC (Class C Stock)*	2,749,552
53,682	Lululemon Athletica, Inc.*(a)	2,065,147
42,170	MasterCard, Inc. (Class A Stock)	3,126,905
23,068	Schlumberger Ltd.	2,500,341
25,769	Yum! Brands, Inc.	1,788,369

		24,082,831

	TOTAL LONG-TERM INVESTMENTS (cost $400,559,419)	462,085,739

	SHORT-TERM INVESTMENT—5.3%

	AFFILIATED MONEY MARKET MUTUAL FUND
25,912,369	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $25,912,369; includes $8,780,409 of cash collateral for securities on loan)(b)(w)	25,912,369

	TOTAL INVESTMENTS—100.7% (cost $426,471,788; Note 5)	487,998,108
	Liabilities in excess of other assets(x)—(0.7%)	(3,506,405)

	NET ASSETS—100.0%	$484,491,703

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,128,312; cash collateral of $8,780,409 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Indicates a security or securities that have been deemed illiquid.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at July 31, 2014:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euro,
Expiring 10/28/14	State Street Bank	EUR	9,310	$12,856,409	$12,470,749	$385,660
Japanese Yen,
Expiring 10/02/14	State Street Bank	JPY	1,358,441	13,423,997	13,211,551	212,446

				$26,280,406	$25,682,300	$598,106

See Notes to Financial Statements.

108	The TARGET Portfolio Trust

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$700,403	$17,824,270	$—
Austria	—	2,364,680	—
Belgium	307,186	4,603,004	—
Brazil	666,651	—	—
Canada	2,939,599	—	—
China	3,255,306	9,746,817	—
Denmark	—	6,136,010	—
Finland	—	3,204,893	—
France	—	46,188,658	—
Germany	—	32,452,660	—
Hong Kong	—	17,118,256	—
Ireland	5,073	1,445,297	—
Israel	—	3,642,038	—
Italy	—	7,555,033	—
Japan	—	86,505,256	—
Liechtenstein	328,671	—	—
Mexico	299,339	—	—
Netherlands	—	19,742,620	—
New Zealand	—	1,383,920	—
Norway	1,727,771	5,433,830	—
Portugal	—	1,061,185	—
Singapore	—	3,528,373	—
Spain	—	14,443,401	—
Sweden	377,351	14,224,792	—
Switzerland	—	42,938,136	—
Taiwan	2,771,660	—	—
United Kingdom	2,153,591	80,927,178	—
United States	24,082,831	—	—
Affiliated Money Market Mutual Fund	25,912,369	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	598,106	—

Total	$65,527,801	$423,068,413	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

See Notes to Financial Statements.

The TARGET Portfolio Trust	109

International Equity Portfolio (continued)	Portfolio of Investments As of July 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

Banks	10.9%
Pharmaceuticals	8.0
Insurance	7.4
Oil, Gas & Consumable Fuels	5.9
Affiliated Money Market Mutual Fund (including 1.8% of collateral for securities on loan)	5.3
Automobiles	3.5
Diversified Telecommunication Services	3.2
Machinery	2.9
Capital Markets	2.8
Hotels, Restaurants & Leisure	2.5
Wireless Telecommunication Services	2.5
Diversified Financial Services	2.4
Metals & Mining	2.4
Textiles, Apparel & Luxury Goods	2.4
Chemicals	2.3
Food & Staples Retailing	2.3
Auto Components	2.2
Food Products	2.1
IT Services	2.0
Media	2.0
Specialty Retail	1.9
Energy Equipment & Services	1.5
Health Care Providers & Services	1.5
Real Estate Management & Development	1.5
Trading Companies & Distributors	1.5
Household Products	1.3
Road & Rail	1.3
Semiconductors & Semiconductor Equipment	1.3
Aerospace & Defense	1.2
Beverages	1.2
Internet Software & Services	1.1
Electric Utilities	0.9%
Commercial Services & Supplies	0.8
Professional Services	0.8
Communications Equipment	0.7
Multi-Utilities	0.7
Construction & Engineering	0.6
Gas Utilities	0.6
Household Durables	0.6
Industrial Conglomerates	0.6
Tobacco	0.5
Construction Materials	0.4
Leisure Products	0.4
Airlines	0.3
Containers & Packaging	0.3
Electrical Equipment	0.3
Marine	0.3
Paper & Forest Products	0.3
Air Freight & Logistics	0.2
Health Care Equipment & Supplies	0.2
Life Sciences Tools & Services	0.2
Distributors	0.1
Electronic Equipment, Instruments & Components	0.1
Health Care Technology	0.1
Internet & Catalog Retail	0.1
Multiline Retail	0.1
Personal Products	0.1
Software	0.1

100.7
Liabilities in excess of other assets	(0.7)

100.0%

See Notes to Financial Statements.

110	The TARGET Portfolio Trust

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
State Street Bank	$598,106	$—	$—	$598,106

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
State Street Bank	$—	$—	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

The TARGET Portfolio Trust	111

Total Return Bond Portfolio	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—90.2%

	ASSET-BACKED SECURITIES—10.4%

	Collateralized Loan Obligations—0.4%
1,700	CIFC Funding Ltd., Series 2012-1AR, Class A1R, 144A(g) 1.382%(c), 08/14/24	$1,700,000

	Non-Residential Mortgage-Backed Securities—6.2%
3,484	Ally Auto Receivables Trust, Series 2012-4, Class A3 0.590%, 01/17/17	3,487,209
3,400	Series 2014-1, Class A2 0.480%, 02/15/17	3,398,691
1,278	Banc of America Funding Ltd., Series 2012-R5, Class A, 144A(g) 0.411%(c), 10/03/39	1,266,807
3,400	Citibank Omni Master Trust, Series 2009-A17, Class A17, 144A 4.900%, 11/15/18	3,443,720
3,156	Ford Credit Auto Owner Trust, Series 2014-B, Class A1, 144A 0.180%, 07/15/15	3,156,201
2,994	Hyundai Auto Lease Securitization Trust, Series 2014-B, Class A1, 144A 0.200%, 07/15/15	2,994,174
3,121	Nissan Auto Lease Trust, Series 2014-A, Class A1 0.180%, 06/15/15	3,120,596
2,821	SLM Student Loan Trust, Series 2008-9, Class A 1.734%(c), 04/25/23	2,928,620
2,100	Toyota Auto Receivables Owner Trust, Series 2014-B, Class A2 0.400%, 12/15/16	2,097,157

		25,893,175

	Residential Mortgage-Backed Securities—3.8%
3,217	ABFC Trust, Series 2006-HE1, Class A2C 0.315%(c), 01/25/37	2,004,635
3,846	Bear Stearns Asset Backed Securities I Trust, Series 2007-HE5, Class 1A2 0.335%(c), 06/25/47	3,701,670
700	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3, Class A4 0.395%(c), 10/25/36	655,876

See Notes to Financial Statements.

112	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	ASSET-BACKED SECURITIES (continued)

	Residential Mortgage-Backed Securities (continued)
1,000	Countrywide Asset-Backed Certificates, Series 2005-16, Class MV1 0.612%(c), 05/25/36	$826,157
1,868	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A3, 144A 0.375%(c), 07/25/37	1,235,701
2,000	Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2005-4, Class M2 0.615%(c), 11/25/35	1,478,714
1,800	Ownit Mortgage Loan Trust, Series 2005-2, Class M4 1.085%(c), 03/25/36	1,769,576
2,200	Securitized Asset Backed Receivables LLC Trust, Series 2005-FR5, Class M1 0.595%(c), 08/25/35	1,353,425
2,422	Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class M1 0.980%(c), 05/25/35	2,258,748
304	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-7XS, Class 2A1A 1.651%(c), 04/25/35	295,056

		15,579,558

	TOTAL ASSET-BACKED SECURITIES (cost $42,895,011)	43,172,733

	CERTIFICATES OF DEPOSIT(n)—0.4%
1,000	Banco Bilbao Vizcaya Argentaria (Spain) 1.075%, 05/16/16	999,642
600	Intesa Sanpaolo SpA (Italy) 1.614%, 04/11/16	605,789

	TOTAL CERTIFICATES OF DEPOSIT (cost $1,605,430)	1,605,431

	COMMERCIAL MORTGAGE-BACKED SECURITIES—0.5%
800	Banc of America Commercial Mortgage Trust, Series 2007-3, Class A5 5.377%, 06/10/49	876,858
15,616	UBS - Barclays Commercial Mortgage Trust, Series 2013-C5, Class XA, IO, 144A 1.135%(c), 03/10/46	1,089,842

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,064,182)	1,966,700

	CORPORATE BONDS—35.9%

	Airlines—0.1%
403	UAL 1991 Equipment Trust AB, Equipment Trust(g)(i) 10.850%, 02/19/15	197,461

See Notes to Financial Statements.

The TARGET Portfolio Trust	113

Total Return Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Auto Components—0.3%
	1,100	AutoZone, Inc., Sr. Unsec’d. Notes 6.950%, 06/15/16	$1,217,378

		Automobiles—1.5%
	2,000	Daimler Finance North America LLC (Germany), Gtd. Notes, 144A 0.834%(c), 01/09/15	2,003,810
	2,600	1.300%, 07/31/15	2,618,023
	1,400	2.300%, 01/09/15	1,411,045

			6,032,878

		Banks—12.2%
	1,400	Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A 1.134%(c), 04/11/17	1,399,975
	1,200	Bank of America Corp., Sr. Unsec’d. Notes 0.494%(c), 10/14/16	1,195,111
	800	7.625%, 06/01/19	979,152
	2,400	Sr. Unsec’d. Notes, MTN 3.625%, 03/17/16	2,501,623
	900	4.500%, 04/01/15	923,458
	2,000	5.650%, 05/01/18	2,249,228
GBP	300	5.750%, 12/12/14	514,889
	3,600	Bank Of Nova Scotia (Canada), Sr. Unsec’d. Notes 0.544%(c), 04/11/17	3,601,858
EUR	600	CaixaBank SA (Spain), Covered Bonds 3.250%, 10/05/15	828,024
EUR	200	5.125%, 04/27/16	288,306
	2,100	Citigroup, Inc., Sr. Unsec’d. Notes 0.904%(c), 11/15/16	2,109,815
	3,800	1.250%, 01/15/16	3,820,231
	2,450	Sub. Notes 4.875%, 05/07/15	2,526,891
	1,000	5.000%, 09/15/14	1,005,057
	1,300	HSBC USA, Inc., Sr. Unsec’d. Notes 2.375%, 02/13/15	1,313,962
	3,200	ING Bank NV (Netherlands), Unsec’d. Notes, 144A 0.574%(c), 01/04/16	3,199,075

See Notes to Financial Statements.

114	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	CORPORATE BONDS (continued)

	Banks (continued)
4,900	JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN 0.847%(c), 02/26/16	$4,925,985
6,400	0.894%(c), 10/15/15	6,433,811
1,200	KBC Bank NV (Belgium), Sub. Notes 8.000%(c), 01/25/23	1,362,000
3,100	Lloyds Bank PLC (United Kingdom), Jr. Sub. Notes, 144A(g) 12.000%(c), 12/29/49	4,526,000
2,035	Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes 5.000%, 10/01/14	2,047,210
2,700	Sumitomo Mitsui Trust Bank Ltd. (Japan), Gtd. Notes, 144A 1.800%, 03/28/18	2,688,941

		50,440,602

	Beverages—0.5%
1,800	FBG Finance Pty. Ltd. (Australia), Gtd. Notes, 144A(g) 5.125%, 06/15/15	1,866,600

	Capital Markets—1.6%
300	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes 3.300%, 05/03/15	306,219
300	6.150%, 04/01/18	341,206
400	Sr. Unsec’d. Notes, MTN 0.632%(c), 07/22/15	400,222
1,800	Morgan Stanley, Sr. Unsec’d. Notes, MTN 5.750%, 10/18/16	1,975,073
3,200	6.625%, 04/01/18	3,701,149

		6,723,869

	Consumer Finance—4.4%
1,000	Ally Financial, Inc., Gtd. Notes 2.750%, 01/30/17	1,001,250
2,300	6.750%, 12/01/14	2,325,875
3,600	8.000%, 03/15/20	4,212,000
400	CitiFinancial, Inc., Sr. Unsec’d. Notes 6.625%, 06/01/15	417,800
2,100	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 2.500%, 01/15/16	2,146,024
2,000	5.625%, 09/15/15	2,104,722

See Notes to Financial Statements.

The TARGET Portfolio Trust	115

Total Return Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	CORPORATE BONDS (continued)

	Consumer Finance (continued)
1,300	Sr. Unsec’d. Notes, MTN 0.673%(c), 11/08/16	$1,299,416
800	1.329%(c), 08/28/14	800,502
3,200	John Deere Capital Corp., Sr. Unsec’d. Notes, MTN 0.363%(c), 04/12/16	3,201,046
100	Springleaf Finance Corp., Gtd. Notes, MTN 5.400%, 12/01/15	103,750
500	6.900%, 12/15/17	541,250

		18,153,635

	Diversified Financial Services—0.6%
2,000	Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A(g) 1.184%(c), 04/15/16	2,006,004
600	Navient LLC, Sr. Unsec’d. Notes, MTN 6.000%, 01/25/17	640,500

		2,646,504

	Diversified Telecommunication Services—2.6%
1,300	AT&T, Inc., Sr. Unsec’d. Notes 0.654%(c), 03/30/17	1,302,375
1,000	Telefonica Emisiones SAU (Spain), Gtd. Notes 0.880%(c), 06/23/17	1,000,556
1,900	Verizon Communications, Inc., Sr. Unsec’d. Notes 0.630%(c), 06/09/17	1,903,196
2,400	0.700%, 11/02/15	2,402,422
1,000	1.761%(c), 09/15/16	1,026,433
200	1.981%(c), 09/14/18	210,276
2,200	2.500%, 09/15/16	2,270,710
500	3.650%, 09/14/18	533,057

		10,649,025

	Food Products—0.5%
2,100	ConAgra Foods, Inc., Sr. Unsec’d. Notes 0.603%(c), 07/21/16	2,099,141

See Notes to Financial Statements.

116	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	CORPORATE BONDS (continued)

	Health Care Equipment & Supplies—1.3%
5,300	Covidien International Finance SA, Gtd. Notes 1.350%, 05/29/15	$5,336,814

	Health Care Providers & Services—0.9%
2,200	HCA, Inc., Sr. Unsec’d. Notes 6.375%, 01/15/15	2,241,250
1,400	Sr. Unsec’d. Notes, MTN 9.000%, 12/15/14	1,433,250

		3,674,500

	Hotels, Restaurants & Leisure—0.9%
2,000	MGM Resorts International, Gtd. Notes 6.625%, 07/15/15	2,080,000
1,400	7.625%, 01/15/17	1,547,000

		3,627,000

	Insurance—0.5%
2,000	Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A(g) 1.700%, 06/29/15	2,023,376
200	XLIT Ltd. (Ireland), Gtd. Notes 5.250%, 09/15/164	201,071

		2,224,447

	Media—1.8%
3,700	Discovery Communications LLC, Gtd. Notes 3.700%, 06/01/15	3,798,002
1,000	DISH DBS Corp., Gtd. Notes 6.625%, 10/01/14	1,006,250
1,100	7.125%, 02/01/16	1,171,500
1,500	7.750%, 05/31/15	1,571,250

		7,547,002

	Metals & Mining—0.6%
2,500	Gerdau Trade, Inc. (Brazil), Gtd. Notes, 144A 5.750%, 01/30/21	2,650,000

	Oil, Gas & Consumable Fuels—1.5%
1,900	Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes 0.609%(c), 03/30/16	1,905,774

See Notes to Financial Statements.

The TARGET Portfolio Trust	117

Total Return Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	CORPORATE BONDS (continued)

	Oil, Gas & Consumable Fuels (continued)
300	El Paso LLC, Gtd. Notes, MTN 7.800%, 08/01/31	$330,000
2,300	Statoil ASA (Norway), Gtd. Notes 0.685%(c), 11/08/18	2,314,511
1,300	Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes 6.850%, 06/01/39	1,717,959

		6,268,244

	Paper & Forest Products—0.9%
3,600	International Paper Co., Sr. Unsec’d. Notes 5.250%, 04/01/16	3,832,103

	Pharmaceuticals—1.0%
1,200	Cardinal Health, Inc., Sr. Unsec’d. Notes 6.000%, 06/15/17	1,347,987
1,300	Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC (Israel), Gtd. Notes 3.000%, 06/15/15	1,327,466
1,275	Valeant Pharmaceuticals International, Gtd. Notes, 144A 6.750%, 08/15/21	1,326,000

		4,001,453

	Road & Rail—0.4%
1,600	CSX Corp., Sr. Unsec’d. Notes 6.250%, 03/15/18	1,845,598

	Specialty Retail—0.5%
1,900	L Brands, Inc., Sr. Unsec’d. Notes 6.900%, 07/15/17	2,128,000

	Technology Hardware, Storage & Peripherals—0.1%
400	Apple, Inc., Sr. Unsec’d. Notes 2.850%, 05/06/21	401,502

See Notes to Financial Statements.

118	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Tobacco
	89	Altria Group, Inc., Gtd. Notes 9.700%, 11/10/18	$115,359

		Trading Companies & Distributors—0.5%
	1,900	International Lease Finance Corp., Sr. Sec’d. Notes, 144A 7.125%, 09/01/18	2,175,500

		Wireless Telecommunication Services—0.7%
	1,900	Sprint Communications, Inc., Sr. Unsec’d. Notes 6.000%, 12/01/16	2,052,000
	700	9.125%, 03/01/17	805,000

			2,857,000

		TOTAL CORPORATE BONDS (cost $144,092,123)	148,711,615

		FOREIGN GOVERNMENT BONDS—17.5%
BRL	3,000	Brazil Letras do Tesouro Nacional (Brazil), Bills 10.810%(s), 07/01/15	1,201,609
BRL	7,000	10.870%(s), 04/01/15	2,876,888
BRL	5,000	10.880%(s), 10/01/15	1,946,263
BRL	11,000	10.930%(s), 01/01/15	4,636,305
BRL	7,400	11.240%(s), 01/01/17	2,503,671
EUR	1,700	Italy Buoni Poliennali del Tesoro (Italy), Bonds 1.150%, 05/15/17	2,301,055
EUR	700	2.250%, 05/15/16	967,014
EUR	200	3.000%, 06/15/15	273,956
EUR	600	3.000%, 11/01/15	829,506
EUR	6,500	3.750%, 08/01/15	8,993,083
EUR	400	3.750%, 04/15/16	565,399
EUR	3,900	3.750%, 08/01/16	5,553,374
EUR	3,700	4.500%, 07/15/15	5,146,756
EUR	2,500	4.750%, 09/15/16	3,639,937
EUR	1,400	4.750%, 06/01/17	2,082,174
EUR	500	Italy Certificati di Credito del Tesoro (Italy) 0.860%, 04/29/16	663,307
MXN	32,000	Mexican Bonos (Mexico), Bonds 9.500%, 12/18/14	2,477,304
EUR	1,100	Spain Government Bond (Spain), Bonds 2.100%, 04/30/17	1,531,425
EUR	200	3.150%, 01/31/16	279,134
EUR	500	3.250%, 04/30/16	703,261
EUR	3,300	3.300%, 07/30/16	4,670,861

See Notes to Financial Statements.

The TARGET Portfolio Trust	119

Total Return Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		FOREIGN GOVERNMENT BONDS (continued)
EUR	800	3.750%, 10/31/15	$1,117,103
EUR	8,900	4.000%, 07/30/15	12,349,048
EUR	1,300	4.250%, 10/31/16	1,886,410
EUR	1,300	Sr. Unsec’d. Notes 3.800%, 01/31/17	1,881,931
EUR	1,000	5.500%, 07/30/17	1,528,669

		TOTAL FOREIGN GOVERNMENT BONDS (cost $73,694,409)	72,605,443

		MUNICIPAL BONDS—4.2%

		California—1.4%
	4,300	Los Angeles County Public Works Financing Authority, Revenue Bonds, BABs 7.618%, 08/01/40	5,787,370

		Illinois—0.3%
	800	Chicago Transit Authority, Series B, Revenue Bonds 6.899%, 12/01/40	993,368

		Kentucky—1.0%
	800	Kentucky State Property & Building Commission, Revenue Bonds, BABs 4.303%, 11/01/19	860,712
	1,000	4.403%, 11/01/20	1,087,000
	1,900	5.373%, 11/01/25	2,147,228

			4,094,940

		New Jersey—0.1%
	500	New Jersey State Turnpike Authority, Revenue Bonds 5.000%, 01/01/27	569,890

		New York—1.4%
	1,400	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, BABs 4.725%, 11/01/23	1,544,144
	1,100	4.905%, 11/01/24	1,230,086
	1,100	5.075%, 11/01/25	1,243,506
	1,800	Port Authority of New York & New Jersey, Revenue Bonds 4.458%, 10/01/62	1,834,686

			5,852,422

		TOTAL MUNICIPAL BONDS (cost $15,883,355)	17,297,990

See Notes to Financial Statements.

120	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES—2.9%
950	Alternative Loan Trust, Series 2006-OA17, Class 1A1A 0.351%(c), 12/20/46	$746,450
96	Series 2007-16CB, Class 5A1 6.250%, 08/25/37	79,798
804	American Home Mortgage Assets Trust, Series 2006-1, Class 2A1 0.342%(c), 05/25/46	606,927
78	Banc of America Funding Trust, Series 2006-I, Class 4A1 2.735%(c), 10/20/46	58,131
46	Banc of America Mortgage Trust, Series 2005-B, Class 2A2 2.861%(c), 03/25/35	43,334
876	BCAP LLC Trust, Series 2011-RR2, Class 1A1, 144A 2.885%(c), 07/26/36	884,676
5	Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1 2.344%(c), 02/25/33	4,368
766	Series 2005-4, Class 3A1 2.688%(c), 08/25/35	689,233
634	Series 2007-3, Class 1A1 2.892%(c), 05/25/47	537,126
224	Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2 2.537%(c), 05/25/35	226,541
2,131	CHL Mortgage Pass-Through Trust, Series 2005-29, Class A1 5.750%, 12/25/35	2,014,539
194	Citigroup Mortgage Loan Trust, Series 2005-6, Class A2 2.280%(c), 09/25/35	195,016
676	Series 2007-10, Class 22AA 2.885%(c), 09/25/37	569,169
670	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.366%(c), 07/20/46	459,446
356	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 1.524%(c), 07/25/44	367,000
739	Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1 2.795%(c), 10/25/33	726,127
1	Indymac ARM Trust, Series 2001-H2, Class A1 1.717%(c), 01/25/32	1,428
199	Merrill Lynch Mortgage Investors Trust, Series 2005-A10, Class A 0.365%(c), 02/25/36	182,263

See Notes to Financial Statements.

The TARGET Portfolio Trust	121

Total Return Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2,576	Opteum Mortgage Acceptance Corp. Trust, Series 2006-1, Class 1A1B 0.345%(c), 04/25/36	$2,525,527
10	Residential Funding Mortgage Securities I Trust, Series 2003-S9, Class A1 6.500%, 03/25/32	10,244
717	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1 2.613%(c), 03/25/36	718,207
494	Series 2006-AR10, Class 1A1 2.610%(c), 07/25/36	479,884

	TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $11,407,481)	12,125,434

	U.S. GOVERNMENT AGENCY OBLIGATIONS—9.0%
9	Federal Home Loan Mortgage Corp. 2.391%(c), 01/01/24	8,737
10	2.403%(c), 09/01/35	11,019
4,000	4.500%, TBA	4,301,656
6	5.500%, 06/01/31	7,189
5	7.500%, 09/01/16-07/01/17	5,128
31	Federal National Mortgage Assoc. 1.841%(c), 01/01/20	32,385
43	1.995%(c), 12/01/34	45,174
31	3.275%(c), 05/01/36	33,006
195	3.500%, 08/01/20	205,947
285	4.000%, 12/01/40	300,673
329	4.500%, 01/01/25-02/01/33	351,084
1,000	4.500%, TBA	1,074,203
15,000	5.000%, TBA	16,542,187
13,000	5.000%, TBA	14,306,855
99	Government National Mortgage Assoc. 1.625%(c), 02/20/17-11/20/29	99,606
28	2.000%(c), 08/20/22-10/20/26	29,487
24	8.500%, 06/15/30-08/20/30	27,206

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $37,363,368)	37,381,542

	U.S. TREASURY OBLIGATIONS—9.4%
3,200	U.S. Treasury Bonds 3.375%, 05/15/44	3,238,499
9,400	U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 07/15/22-01/15/23	9,718,305
6,800	0.125%(h)(k), 01/15/22	7,158,949
5,300	0.375%, 07/15/23	5,503,309
3,800	1.125%(h)(k), 01/15/21	4,443,037

See Notes to Financial Statements.

122	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		U.S. TREASURY OBLIGATIONS (continued)
	100	1.250%(h), 07/15/20	$118,600
	5,800	2.375%, 01/15/25	8,837,496

		TOTAL U.S. TREASURY OBLIGATIONS (cost $39,179,376)	39,018,195

		TOTAL LONG-TERM INVESTMENTS (cost $368,184,735)	373,885,083

		SHORT-TERM INVESTMENTS—20.5%

		COMMERCIAL PAPER(n)—7.9%
	3,300	Eni Finance USA, Inc. 0.573%, 05/15/15	3,288,014
	3,800	Entergy Corp. 0.892%, 09/18/14	3,797,599
	2,000	0.953%, 08/05/14	1,999,898
	2,100	Glencore Funding LLC 0.451%, 09/15/14	2,099,250
	4,100	0.693%, 10/07/14	4,097,793
	2,200	Holcim US Finance Sarl & Cie SCS 0.390%, 09/12/14	2,199,267
	2,100	Kansas City Southern Railway Co. (The)(g) 0.550%, 08/14/14	2,099,583
	3,100	NiSource Finance Corp. 0.600%, 08/28/14	3,098,605
	1,100	0.620%, 08/26/14	1,099,526
	3,100	Thermo Fisher Scientific, Inc. 0.385%, 09/12/14	3,098,284
	1,400	0.410%, 09/03/14	1,399,381
	4,100	Vodafone Group PLC 0.513%, 06/01/15	4,083,084
	400	0.604%, 06/29/15	398,176

		TOTAL COMMERCIAL PAPER (cost $32,748,761)	32,758,460

		REPURCHASE AGREEMENTS(m)—7.8%
	3,100	Barclays Capital, Inc., 0.13%, dated 07/31/14, due 08/01/14 in the amount of $3,100,011	3,100,000
	8,300	Citigroup Global Markets, Inc., 0.13%, dated 07/31/14, due 08/01/14 in the amount of $8,300,030	8,300,000
	10,100	JP Morgan Securities LLC 0.13%, dated 07/31/14, due 08/01/14 in the amount of $10,100,036	10,100,000
	11,000	Morgan Stanley & Co. LLC, 0.13%, dated 07/31/14, due 08/01/14 in the amount of $11,000,040	11,000,000

		TOTAL REPURCHASE AGREEMENTS (cost $32,500,000)	32,500,000

		FOREIGN TREASURY OBLIGATIONS(n)—3.2%
EUR	1,000	Italy Certificati di Credito del Tesoro (Italy) 0.830%, 06/30/15	1,335,029

See Notes to Financial Statements.

The TARGET Portfolio Trust	123

Total Return Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		FOREIGN TREASURY OBLIGATIONS(n) (continued)
MXN	653,000	Mexico Cetes (Mexico) 2.940%, 09/25/14	$4,910,580
MXN	741,000	3.040%, 01/08/15	5,530,932
MXN	224,000	3.090%, 12/24/14	1,672,050

		TOTAL FOREIGN TREASURY OBLIGATIONS (cost $13,665,173)	13,448,591

		CERTIFICATES OF DEPOSIT(n)—1.3%
	2,100	Bank of Montreal (Canada) 0.193%, 12/08/14	2,100,286
CAD	3,100	Bank of Nova Scotia (Canada) 1.260%, 02/01/15	2,824,928
	300	Credit Suisse (Switzerland) 0.462%, 09/17/14	299,960

		TOTAL CERTIFICATES OF DEPOSIT (cost $5,226,553)	5,225,174

		AFFILIATED MONEY MARKET MUTUAL FUND—0.3%
	1,405,831	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $1,405,831)(w)	1,405,831

		TOTAL SHORT-TERM INVESTMENTS (cost $85,546,318)	85,338,056

		TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—110.7% (cost $453,731,053; Note 5)	459,223,139

Notional Amount (000)#		OPTIONS WRITTEN*	Counterparty

		Call Options
		Interest Rate Swap Options,
EUR	3,800	Pay a fixed rate of 1.20% and receive a floating rate based on 3-month LIBOR, expiring 01/20/15	Goldman Sachs & Co.	(15,943)
	4,300	Pay a fixed rate of 1.56% and receive a floating rate based on 3-month LIBOR, expiring 09/02/14	JPMorgan Chase	(76)
	7,000	Pay a fixed rate of 2.55% and receive a floating rate based on 3-month LIBOR, expiring 10/14/14	Morgan Stanley	(20,295)

				(36,314)

		Put Options
	200	Currency Option USD vs JPY(g) expiring 02/18/19, Strike Price $80.00	Bank of America	(7,662)
EUR	3,800	Interest Rate Swap Options, Receive a fixed rate of 1.60% and pay a floating rate based on 3-month LIBOR, expiring 01/20/15	Goldman Sachs & Co.	(45,054)

See Notes to Financial Statements.

124	The TARGET Portfolio Trust

Notional Amount (000)#	DESCRIPTION	Counterparty	VALUE (NOTE 1)
	Put Options (continued)
4,300	Receive a fixed rate of 1.86% and pay a floating rate based on 3-month LIBOR, expiring 09/02/14	JPMorgan Chase	$(24,810)
7,000	Receive a fixed rate of 2.95% and pay a floating rate based on 3-month LIBOR, expiring 10/14/14	Morgan Stanley	(32,428)

			(109,954)

	TOTAL OPTIONS WRITTEN (premiums received $201,671)		(146,268)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—110.7% (cost $453,529,382; Note 5)		459,076,871
	Liabilities in excess of other assets(x)—(10.7%)		(44,481,812)

	NET ASSETS—100.0%		$414,595,059

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2014.
(g)	Indicates a security or securities that has been deemed illiquid.
(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(i)	Represents issuer in default on interest payments and/or principal repayments; non-income producing securities.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(m)	The aggregate value of Repurchase Agreements is $32,500,000. Repurchase Agreements are collateralized by U.S. Treasury Securities (coupon rates 0.875%-3.875%, maturity dates 07/31/19-05/15/43), with the aggregate value, including accrued interest, of $33,274,833. Repurchase Agreements are subject to contractual netting agreements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Portfolio of Investments.
(n)	Rate quoted represents yield-to-maturity as of purchase date.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at July 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
332	90 Day Euro Dollar	Mar. 2016	$81,892,104	$81,858,754	$(33,350)
98	90 Day Euro Dollar	Jun. 2016	24,036,590	24,093,300	56,710
20	90 Day Euro Dollar	Sep. 2016	4,917,299	4,902,751	(14,548)
2	90 Day Euro Dollar	Dec. 2016	489,925	488,975	(950)
28	90 Day Euro Dollar	Mar. 2017	6,843,903	6,830,950	(12,953)
11	90 Day Euro Dollar	Jun. 2017	2,683,150	2,678,225	(4,925)
1,999	10 Year U.S. Treasury Notes	Sep. 2014	249,139,958	249,094,144	(45,814)
92	30 Year U.S. Treasury Bonds	Sep. 2014	12,481,561	12,641,376	159,815

					$103,985

(1)

Cash of $7,000 and U.S. Treasury Securities with a combined market value of $3,179,632 have been segregated with the Bank of America and Goldman Sachs & Co. to cover requirements for open futures contracts at July 31, 2014.

See Notes to Financial Statements.

The TARGET Portfolio Trust	125

Total Return Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

Forward foreign currency exchange contracts outstanding at July 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 08/04/14	Deutsche Bank AG	BRL	501	$225,859	$220,657	$(5,202)
Expiring 08/04/14	Goldman Sachs & Co.	BRL	1,340	599,517	589,879	(9,638)
Expiring 08/04/14	Goldman Sachs & Co.	BRL	2,200	990,973	968,673	(22,300)
Expiring 08/04/14	UBS AG	BRL	4,419	1,980,030	1,945,585	(34,445)
Expiring 08/04/14	UBS AG	BRL	5,749	2,521,410	2,530,827	9,417
Euro,
Expiring 08/05/14	Citigroup Global Markets	EUR	1,315	1,794,581	1,760,876	(33,705)
Expiring 08/05/14	Citigroup Global Markets	EUR	41,868	56,270,592	56,064,141	(206,451)
Expiring 09/03/14	Credit Suisse First Boston Corp.	EUR	520	698,689	696,384	(2,305)
Japanese Yen,
Expiring 08/05/14	UBS AG	JPY	382,000	3,710,539	3,713,715	3,176
Mexican Peso,
Expiring 08/25/14	Goldman Sachs & Co.	MXN	20,070	1,523,658	1,515,271	(8,387)
Expiring 09/23/14	Goldman Sachs & Co.	MXN	9,028	691,073	680,084	(10,989)
Expiring 09/23/14	Goldman Sachs & Co.	MXN	12,965	994,169	976,713	(17,456)
Expiring 12/18/14	Goldman Sachs & Co.	MXN	20,040	1,500,000	1,500,631	631
Expiring 12/18/14	JPMorgan Chase	MXN	10,384	792,436	777,608	(14,828)
Expiring 12/18/14	UBS AG	MXN	5,341	400,000	399,980	(20)
Norwegian Krone,
Expiring 08/13/14	Deutsche Bank AG	NOK	80	13,485	12,720	(765)

				$74,707,011	$74,353,744	$(353,267)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 08/05/14	Citigroup Global Markets	AUD	222	$208,085	$206,231	$1,854
Brazilian Real,
Expiring 08/04/14	BNP Paribas	BRL	1,340	600,000	589,879	10,121
Expiring 08/04/14	Citigroup Global Markets	BRL	2,702	1,216,984	1,189,331	27,653
Expiring 08/04/14	JPMorgan Chase	BRL	5,749	2,544,793	2,530,827	13,966
Expiring 08/04/14	JPMorgan Chase	BRL	4,419	1,982,028	1,945,584	36,444
Expiring 09/03/14	Goldman Sachs & Co.	BRL	1,340	594,490	584,578	9,912
Expiring 01/05/15	JPMorgan Chase	BRL	11,000	4,732,811	4,641,017	91,794
Expiring 01/05/15	UBS AG	BRL	5,992	2,521,410	2,528,144	(6,734)
Expiring 04/02/15	BNP Paribas	BRL	23	9,430	9,569	(139)
Expiring 04/02/15	BNP Paribas	BRL	18	7,431	7,548	(117)
Expiring 04/02/15	Credit Suisse First Boston Corp.	BRL	1,977	802,370	815,365	(12,995)
Expiring 04/02/15	Hong Kong & Shanghai Bank	BRL	1,982	804,653	817,386	(12,733)
Expiring 04/02/15	JPMorgan Chase	BRL	3,000	1,267,159	1,237,401	29,758
Expiring 07/02/15	BNP Paribas	BRL	52	21,618	21,075	543
Expiring 07/02/15	Deutsche Bank AG	BRL	547	225,859	220,283	5,576
Expiring 07/02/15	Goldman Sachs & Co.	BRL	2,401	990,973	967,704	23,269
Expiring 10/02/15	UBS AG	BRL	5,000	2,007,226	2,163,584	(156,358)

See Notes to Financial Statements.

126	The TARGET Portfolio Trust

Forward foreign currency exchange contracts outstanding at July 31, 2014 (continued):

Sale Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 09/11/14	Barclays Capital Group	GBP	330	$553,908	$556,941	$(3,033)
Canadian Dollar,
Expiring 02/10/15	Citigroup Global Markets	CAD	3,070	2,802,867	2,802,561	306
Euro,
Expiring 08/05/14	Barclays Capital Group	EUR	2,707	3,697,348	3,624,860	72,488
Expiring 08/05/14	Barclays Capital Group	EUR	2,599	3,537,267	3,480,240	57,027
Expiring 08/05/14	Barclays Capital Group	EUR	117	158,332	156,671	1,661
Expiring 08/05/14	BNP Paribas	EUR	358	482,323	479,387	2,936
Expiring 08/05/14	Credit Suisse First Boston Corp.	EUR	33,535	45,751,130	44,905,679	845,451
Expiring 08/05/14	Deutsche Bank AG	EUR	3,631	4,935,971	4,862,160	73,811
Expiring 08/05/14	JPMorgan Chase	EUR	236	318,034	316,020	2,014
Expiring 09/03/14	Barclays Capital Group	EUR	270	362,830	361,584	1,246
Expiring 09/03/14	Citigroup Global Markets	EUR	41,868	56,273,732	56,069,585	204,147
Expiring 06/15/15	Barclays Capital Group	EUR	962	1,306,983	1,290,576	16,407
Expiring 06/15/15	BNP Paribas	EUR	708	960,183	949,821	10,362
Expiring 06/15/15	Citigroup Global Markets	EUR	1,315	1,797,605	1,764,146	33,459
Expiring 06/15/15	Credit Suisse First Boston Corp.	EUR	966	1,310,041	1,295,943	14,098
Expiring 06/15/15	Credit Suisse First Boston Corp.	EUR	396	538,611	531,256	7,355
Expiring 06/13/16	Deutsche Bank AG	EUR	1,423	1,948,372	1,926,902	21,470
Expiring 06/27/16	Barclays Capital Group	EUR	1,137	1,563,432	1,540,227	23,205
Japanese Yen,
Expiring 08/05/14	JPMorgan Chase	JPY	382,000	3,762,227	3,713,715	48,512
Expiring 09/03/14	UBS AG	JPY	382,000	3,711,116	3,714,370	(3,254)
Mexican Peso,
Expiring 09/25/14	BNP Paribas	MXN	64,824	4,948,505	4,882,551	65,954
Expiring 12/18/14	Barclays Capital Group	MXN	1,359	101,779	101,764	15
Expiring 12/18/14	Deutsche Bank AG	MXN	33,065	2,514,625	2,475,952	38,673
Expiring 12/24/14	BNP Paribas	MXN	22,062	1,674,490	1,651,358	23,132
Expiring 01/08/15	BNP Paribas	MXN	72,993	5,549,528	5,457,718	91,810

				$171,098,559	$169,387,493	$1,711,066

Interest rate swap agreements outstanding at July 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	8,900	01/02/15	8.270%	Brazilian interbank overnight lending rate(1)	$(82,557)	$(5,807)	$(76,750)	Morgan Stanley
BRL	7,900	01/02/15	8.560%	Brazilian interbank overnight lending rate(1)	(58,226)	107	(58,333)	UBS AG
BRL	6,800	01/02/15	9.930%	Brazilian interbank overnight lending rate(1)	71,064	810	70,254	Morgan Stanley

See Notes to Financial Statements.

The TARGET Portfolio Trust	127

Total Return Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

Interest rate swap agreements outstanding at July 31, 2014 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (continued):
MXN	2,000	01/18/19	5.700%	28 day Mexican interbank rate(1)	$4,650	$(748)	$5,398	Deutsche Bank AG
MXN	5,000	01/18/19	5.700%	28 day Mexican interbank rate(1)	11,624	(1,208)	12,832	Bank of America
MXN	2,000	01/18/19	5.700%	28 day Mexican interbank rate(1)	4,686	(523)	5,209	Goldman Sachs & Co.
MXN	2,000	01/18/19	5.700%	28 day Mexican interbank rate(1)	4,635	(613)	5,248	JPMorgan Chase
MXN	3,000	06/19/34	6.810%	28 day Mexican interbank rate(1)	(715)	(2,902)	2,187	Deutsche Bank AG

					$(44,839)	$(10,884)	$(33,955)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at July 31, 2014	Value at Trade Date	Unrealized (Depreciation)
	Exchange-traded swap agreements:
MXN	68,000	06/19/34	6.810%	28 day Mexican interbank rate(1)	$(42,158)	$40,197	$(82,355)
	66,100	09/21/17	3.000%	3-month LIBOR(1)	469,149	519,457	(50,308)
	1,100	06/19/24	4.000%	3-month LIBOR(1)	17,837	18,118	(281)
	35,200	06/19/43	3.000%	3-month LIBOR(1)	1,912,726	1,934,610	(21,884)

					$2,357,554	$2,512,382	$(154,828)

(1)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at July 31, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)#	Implied Credit Spread at July 31, 2014(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on sovereign issues—Sell Protection(1):
Federal Republic of Brazil	09/20/16	1.000%	9,800	0.711%	$68,386	$(94,259)	$162,645	JPMorgan Chase
Government of Italy	06/20/17	1.000%	100	0.731%	847	540	307	Goldman Sachs & Co.
Government of Italy	03/20/19	1.000%	1,400	0.961%	3,953	(21,679)	25,632	Morgan Stanley
Government of Italy	03/20/19	1.000%	5,800	0.961%	16,378	(88,574)	104,952	Deutsche Bank AG
Government of Italy	06/20/19	1.000%	100	0.988%	173	(599)	772	Barclays Capital Group

See Notes to Financial Statements.

128	The TARGET Portfolio Trust

Credit default swap agreements outstanding at July 31, 2014 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)#	Implied Credit Spread at July 31, 2014(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on sovereign issues—Sell Protection (1) (continued):
Government of Italy	06/20/19	1.000%	100	0.988%	$173	$(704)	$877	Deutsche Bank AG
Government of Italy	06/20/19	1.000%	800	0.988%	1,388	(13,834)	15,222	Deutsche Bank AG
Government of Italy	06/20/19	1.000%	3,300	0.988%	5,725	(55,595)	61,320	Bank of America
Russian Federation	09/20/19	1.000%	2,600	2.359%	(163,478)	(152,804)	(10,674)	Barclays Capital Group
United Mexican States	09/20/16	1.000%	9,800	0.302%	142,871	26,968	115,903	JPMorgan Chase
United Mexican States	09/20/19	1.000%	600	N/A	4,751	4,099	652	Morgan Stanley
United Mexican States	09/20/19	1.000%	100	N/A	811	697	114	Bank of America
United Mexican States	09/20/19	1.000%	1,200	N/A	9,503	8,786	717	JPMorgan Chase

					$91,481	$(386,958)	$478,439

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)#	Value at July 31, 2014(3)	Value at Trade Date	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices—Sell Protection(1):
Dow Jones CDX IG22 5Y Index	06/20/19	1.000%	6,900	$123,411	$103,936	$19,475

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

The TARGET Portfolio Trust	129

Total Return Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Cash of $17,000 and U.S. Treasury Securities with a combined market value of $3,105,056 have been segregated with Barclays Capital Group, Credit Suisse First Boston Corp. and Morgan Stanley to cover requirements for open exchange-traded interest rate and credit default swap contracts at July 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$—	$1,700,000
Non-Residential Mortgage-Backed Securities	—	25,893,175	—
Residential Mortgage-Backed Securities	—	15,579,558	—
Commercial Mortgage-Backed Securities	—	1,966,700	—
Corporate Bonds	—	148,711,615	—
Foreign Government Bonds	—	72,605,443	—
Municipal Bonds	—	17,297,990	—
Residential Mortgage-Backed Securities	—	12,125,434	—
U.S. Government Agency Obligations	—	37,381,542	—
U.S. Treasury Obligations	—	39,018,195	—
Commercial Paper	—	30,658,877	2,099,583
Repurchase Agreements	—	32,500,000	—
Foreign Treasury Obligations	—	13,448,591	—
Certificates of Deposit	—	6,830,605	—
Affiliated Money Market Mutual Fund	1,405,831	—	—
Options Written	—	(146,268)	—
Other Financial Instruments*
Futures Contracts	103,985	—	—
Forward Foreign Currency Exchange Contracts	—	1,357,799	—
Interest Rate Swap Agreements	—	(188,783)	—
Credit Default Swap Agreements	—	497,914	—

Total	$1,509,816	$455,538,387	$3,799,583

See Notes to Financial Statements.

130	The TARGET Portfolio Trust

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Commercial Paper
Balance as of 10/31/13	$—	$—
Accrued discount/premium	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Purchases	1,700,000	2,099,583
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 07/31/14	$1,700,000	$2,099,583

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of comparable U.S. Government and other securities using fixed income securities valuation model.

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

Foreign Government Bonds	17.5%
Banks	12.2
U.S. Treasury Obligations	9.4
U.S. Government Agency Obligations	9.0
Commercial Paper	7.9
Repurchase Agreements	7.8
Residential Mortgage-Backed Securities	6.7
Non-Residential Mortgage-Backed Securities	6.2
Consumer Finance	4.4
Municipal Bonds	4.2
Foreign Treasury Obligations	3.2
Diversified Telecommunication Services	2.6
Media	1.8
Certificates of Deposit	1.7
Capital Markets	1.6
Automobiles	1.5
Oil, Gas & Consumable Fuels	1.5
Health Care Equipment & Supplies	1.3
Pharmaceuticals	1.0
Health Care Providers & Services	0.9
Hotels, Restaurants & Leisure	0.9%
Paper & Forest Products	0.9
Wireless Telecommunication Services	0.7
Diversified Financial Services	0.6
Metals & Mining	0.6
Beverages	0.5
Commercial Mortgage-Backed Securities	0.5
Food Products	0.5
Insurance	0.5
Specialty Retail	0.5
Trading Companies & Distributors	0.5
Road & Rail	0.4
Collateralized Loan Obligations	0.4
Affiliated Money Market Mutual Fund	0.3
Auto Components	0.3
Airlines	0.1
Technology Hardware, Storage & Peripherals	0.1

110.7
Liabilities in excess of other assets	(10.7)

100.0%

See Notes to Financial Statements.

The TARGET Portfolio Trust	131

Total Return Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$74,963	$(64,465)	$—	$10,498
Barclays Capital Group	172,821	(167,110)	—	5,711
BNP Paribas	204,858	(256)	—	204,602
Citigroup Global Markets	267,419	(240,156)	—	27,263
Credit Suisse First Boston Corp.	866,904	(15,300)	(590,016)	261,588
Deutsche Bank AG	268,166	(112,729)	—	155,437
Goldman Sachs & Co.	39,868	(39,868)	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	542,755	(134,586)	(280,022)	128,147
Morgan Stanley	101,447	(101,447)	—	—
UBS AG	12,700	(12,700)	—	—

	$2,551,901

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(64,465)	$64,465	$—	$—
Barclays Capital Group	(167,110)	167,110	—	—
BNP Paribas	(256)	256	—	—
Citigroup Global Markets	(240,156)	240,156	—	—
Credit Suisse First Boston Corp.	(15,300)	15,300	—	—
Deutsche Bank AG	(112,729)	112,729	—	—
Goldman Sachs & Co.	(130,290)	39,868	—	(90,422)
Hong Kong & Shanghai Bank	(12,733)	—	—	(12,733)
JPMorgan Chase	(134,586)	134,586	—	—
Morgan Stanley	(156,959)	101,447	—	(55,512)
UBS AG	(259,144)	12,700	—	(246,444)

	$(1,293,728)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

132	The TARGET Portfolio Trust

Portfolio of Investments As of July 31, 2014	Intermediate-Term Bond Portfolio

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—95.1%

	ASSET-BACKED SECURITIES—3.9%

	Collateralized Loan Obligations—0.8%
31	BlueMountain CLO Ltd. (Cayman Islands), Series 2005-1A, Class A1F, 144A 0.461%(c), 11/15/14	$30,709
613	Franklin CLO Ltd., Series 5A, Class A2, 144A 0.491%(c), 09/15/14	610,027
316	Jersey Street CLO Ltd. (Cayman Islands), Series 2006-1A, Class A, 144A 0.484%(c), 10/20/18	315,326

		956,062

	Non-Residential Mortgage-Backed Security—1.0%
1,254	SLM Student Loan Trust, Series 2008-9, Class A 1.734%(c), 10/27/14	1,301,609

	Residential Mortgage-Backed Securities—2.1%
500	Countrywide Asset-Backed Certificates, Series 2004-15, Class MV5 1.052%(c), 04/25/35	389,564
1,210	GSAA Home Equity Trust, Series 2007-8, Class A3 0.605%(c), 08/25/14	1,034,371
855	Morgan Stanley ABS Capital I Inc., Trust, Series 2007-HE5, Class A2A 0.265%(c), 08/25/14	495,108
564	RAAC Trust, Series 2007-SP3, Class A1 1.355%(c), 08/25/14	555,566
212	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2A 0.285%(c), 05/25/37	150,821

		2,625,430

	TOTAL ASSET-BACKED SECURITIES (cost $4,730,208)	4,883,101

	COMMERCIAL MORTGAGE-BACKED SECURITIES—2.3%
966	Commercial Mortgage Trust, Pass-Through Certificates, Series 2010-C1, Class A1, 144A 3.156%, 07/10/46	984,290

See Notes to Financial Statements.

The TARGET Portfolio Trust	133

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
600	Credit Suisse Mortgage Capital Certificates, Series 2010-RR1, Class 2A, 144A 5.695%(c), 09/15/40	$637,173
600	Series 2010-RR1, Class 3A, 144A 5.565%(c), 06/10/49	656,623
570	Series 2010-RR7, Class 2A, 144A 5.467%(c), 09/18/39	601,800

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,713,473)	2,879,886

	CORPORATE BONDS—24.8%

	Airlines—0.2%
604	UAL 1991 Equipment Trust AB, Equipment Trust(i) 0.109%, 02/19/15	296,191

	Banks—11.2%
500	Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A 3.750%, 09/22/15	515,138
1,510	Bank of America Corp., Sr. Unsec’d. Notes 5.625%, 10/14/16	1,647,942
100	5.750%, 12/01/17	112,184
235	6.500%, 08/01/16	259,022
400	Bank of America NA, Sub. Notes 0.531%(c), 09/17/14	395,503
1,000	DNB Bank ASA (Norway), Sr. Unsec’d. Notes, 144A 3.200%, 04/03/17	1,047,271
100	Eksportfinans ASA (Norway), Sr. Unsec’d. Notes 2.000%, 09/15/15	99,878
400	2.375%, 05/25/16	401,180
100	5.500%, 05/25/16	105,850
2,000	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN 7.500%, 02/15/19	2,412,558
100	JPMorgan Chase & Co., Sr. Unsec’d. Notes 3.150%, 07/05/16	104,094
100	6.300%, 04/23/19	117,063

See Notes to Financial Statements.

134	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Banks (continued)
EUR	1,000	JPMorgan Chase Bank NA, Sub. Notes 0.859%(c), 05/31/17	$1,337,038
EUR	200	4.375%(c), 11/30/21	282,030
	700	6.000%, 10/01/17	790,140
	1,200	Morgan Stanley, Sr. Unsec’d. Notes 3.450%, 11/02/15	1,237,564
	1,100	Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes 5.050%, 01/08/15	1,120,163
	1,900	Wells Fargo & Co. Sr. Unsec’d. Notes 1.250%, 07/20/16	1,916,089

			13,900,707

		Diversified Financial Services—5.4%
	1,100	Ally Financial, Inc., Gtd. Notes 3.500%, 07/18/16	1,119,937
	2,500	BNP Paribas Home Loan SFH (France), Covered Bonds, 144A 2.200%, 11/02/15	2,548,740
	181	Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A , Pass-Through Trust (Guernsey), Pass-Through Certificates, 144A 5.125%, 11/30/22	193,514
	1,700	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 2.375%, 01/16/18	1,725,869
	200	3.875%, 01/15/15	202,967
	1,800	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i) 2.851%, N/A	355,500
	600	5.625%, N/A	116,250
	350	Navient LLC, Sr. Unsec’d. Notes, MTN 6.250%, 01/25/16	369,691

			6,632,468

		Diversified Telecommunication Services—0.1%
	100	Verizon Communications, Inc., Sr. Unsec’d. Notes 4.500%, 09/15/20	108,860

		Electric Utilities—2.7%
	1,200	Entergy Corp., Sr. Unsec’d. Notes 3.625%, 09/15/15	1,233,519

See Notes to Financial Statements.

The TARGET Portfolio Trust	135

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Electric Utilities (continued)
	600	Orange & Rockland Utilities, Inc., Sr. Unsec’d. Notes, 144A 2.500%, 08/15/15	$606,568
	1,300	Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN 5.300%, 05/01/18	1,464,835

			3,304,922

		Health Care Providers & Services—1.0%
	700	HCA, Inc., Sr. Sec’d. Notes 3.750%, 03/15/19	694,750
	500	7.250%, 09/15/20	528,750

			1,223,500

		Multi-Utilities—1.0%
	1,200	CMS Energy Corp., Sr. Unsec’d. Notes 4.250%, 09/30/15	1,245,725

		Oil, Gas & Consumable Fuels—2.2%
	400	Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A(g) 4.000%, 07/15/15	410,644
	600	Sr. Unsec’d. Notes, 144A 5.450%, 07/15/20	669,434
	100	Southwestern Energy Co. Gtd. Notes 4.100%, 03/15/22	105,439
	1,500	TransCanada Pipelines Ltd. (Canada), Sr. Unsec’d. Notes 3.800%, 10/01/20	1,593,260

			2,778,777

		Software—1.0%
	1,200	Oracle Corp., Sr. Unsec’d. Notes 3.875%, 07/15/20	1,281,940

		TOTAL CORPORATE BONDS (cost $29,662,197)	30,773,090

		FOREIGN GOVERNMENT BONDS—5.7%
BRL	17,600	Brazil Letras do Tesouro Nacional (Brazil), Bills 11.741%(s), 01/01/18	5,313,326

See Notes to Financial Statements.

136	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		FOREIGN GOVERNMENT BONDS (continued)
BRL	500	Brazil Notas do Tesouro Nacional (Brazil), Series B, Notes 6.000%, 08/15/22	$559,042
BRL	1,400	Series F, Notes 10.000%, 01/01/21	568,668
EUR	400	Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes 4.700%, 11/01/16	576,358

		TOTAL FOREIGN GOVERNMENT BONDS (cost $7,024,173)	7,017,394

		MUNICIPAL BONDS—5.0%

		California—0.8%
	800	Tobacco Securitization Authority of Southern California, Revenue Bonds 5.000%, 06/01/37	632,840
	325	University of California, Revenue Bonds, BABs 5.035%, 05/15/21	361,780

			994,620

		Florida—0.7%
	800	County of Broward Florida, Revenue Bonds, BABs 6.206%, 10/01/30	913,848

		Illinois—0.9%
	1,000	Illinois State Toll Highway Authority, Revenue Bonds, BABs 5.293%, 01/01/24	1,064,330

		New York—2.0%
	1,200	New York City Transitional Finance Authority, Revenue Bonds 5.008%, 08/01/27	1,314,612
	1,100	Revenue Bonds, BABs 4.075%, 11/01/20	1,173,238

			2,487,850

		West Virginia—0.6%
	865	Tobacco Settlement Financial Authority of West Virginia, Revenue Bonds 7.467%, 06/01/47	740,440

		TOTAL MUNICIPAL BONDS (cost $5,927,924)	6,201,088

See Notes to Financial Statements.

The TARGET Portfolio Trust	137

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES—9.7%
	86	American Home Mortgage Investment Trust, Series 2004-4, Class 5A 2.322%(c), 02/25/45	$85,911
	141	Banc of America Funding Corp., Series 2006-A, Class 1A1 2.639%(c), 02/20/36	141,757
	698	BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A 5.250%, 04/26/37	655,645
	205	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 11A2 2.654%(c), 11/25/34	207,916
	508	Series 2004-8, Class 13A1 2.724%(c), 11/25/34	461,285
	253	Series 2005-5, Class A2 2.250%(c), 08/25/35	256,525
	539	Bear Stearns Alt-A Trust, Series 2006-6, Class 31A1 2.874%(c), 11/25/36	398,063
	519	Series 2006-6, Class 32A1 2.663%(c), 11/25/36	361,870
	135	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A 2.510%(c), 10/25/35	133,766
	819	Series 2006-AR1, Class 1A1 2.500%(c), 10/25/35	803,780
	26	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, 12/25/33	27,123
	497	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A1 0.485%(c), 08/25/14	467,843
	12	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1 6.500%, 04/25/33	11,795
EUR	722	EMF-NL (Netherlands), Series 2008-APRX, Class A2 1.002%(c), 10/17/14	899,712
	1,500	Fannie Mae REMICS, Series 2007-114, Class A6 0.355%(c), 08/25/14	1,496,643
	180	FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2 7.000%, 10/25/43	203,957
	400	Series T-75, Class A1 0.195%, 12/25/36	397,911

See Notes to Financial Statements.

138	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
387	Freddie Mac REMICS, Series 3346, Class FA 0.382%(c), 02/15/19	$387,115
42	Government National Mortgage Assoc., Series 2000-9, Class FG 0.752%(c), 02/16/30	42,668
54	Series 2000-9, Class FH 0.652%(c), 08/16/14	54,933
525	Series 2011-H21, Class FT 0.800%(c), 08/20/14	526,983
436	Series 2012-H29, Class SA 0.667%(c), 10/20/62	435,987
63	Granite Master Issuer PLC (United Kingdom), Series 2006-3, Class A7 0.356%(c), 12/20/54	62,942
295	Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1 0.385%(c), 06/25/45	253,658
183	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.657%(c), 09/25/35	184,210
203	Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 3A 1.151%(c), 10/25/35	193,602
238	Series 2005-A10, Class A 0.365%(c), 02/25/36	218,716
956	NCUA Guaranteed Notes Trust, Series 2010-R2, Class 1A 0.526%(c), 11/06/17	958,350
84	Reperforming Loan REMIC Trust, Series 2003-R4, Class 2A, 144A 6.500%(c), 01/25/34	87,201
133	Sequoia Mortgage Trust, Series 10, Class 2A1 0.913%(c), 10/20/27	124,910
100	Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1 0.405%(c), 07/19/35	91,393
17	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Series 2001-21A, Class 1A1 2.218%(c), 01/25/32	16,785
198	Washington Mutual, Inc., Mortgage Pass-Through Certificates, Series 2002-AR6, Class A 1.523%(c), 06/25/42	192,147
10	Series 2002-AR9, Class 1A 1.523%(c), 08/25/42	9,932

See Notes to Financial Statements.

The TARGET Portfolio Trust	139

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
	1,200	Series 2005-AR13, Class A1A1 0.445%(c), 08/25/14	$1,132,900

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $12,139,404)	11,985,934

		U.S. GOVERNMENT AGENCY OBLIGATIONS—1.6%
	7	Federal National Mortgage Assoc. 2.261%(c), 07/01/25	7,334
	17	3.000%(c), 08/01/24	16,687
	959	4.500%, 08/01/40-04/01/41	1,038,925
	2	5.236%(c), 12/01/30	2,629
	450	Government National Mortgage Assoc. 1.625%(c), 05/20/23-07/20/30	465,344
	85	2.000%(c), 10/20/24-06/20/27	88,032
	28	2.500%(c), 02/20/25	29,553
	112	Small Business Administration Participation Certificates, Series 2008-20A, Class 1 5.170%, 01/01/28	122,709
	241	Series 2008-20D, Class 1 5.370%, 04/01/28	265,776

		TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,987,897)	2,036,989

		U.S. TREASURY OBLIGATIONS—42.1%
	9,800	U.S. Treasury Inflationary Indexed Bonds, TIPS 0.125%, 07/15/22-07/15/24	9,734,916
	200	2.000%, 01/15/26	281,870
	310	2.500%, 01/15/29	434,340
	60	3.875%, 04/15/29	127,034
	11,100	U.S. Treasury Notes 1.375%, 07/31/18(k)(h)	11,047,963
	2,100	1.625%, 04/30/19	2,090,649
	4,900	1.750%, 10/31/20	4,799,320
	1,400	2.000%, 09/30/20	1,393,766
	4,500	2.125%, 01/31/21	4,491,562
	3,700	2.500%, 05/15/24	3,682,077
	13,900	2.750%, 11/15/23-02/15/24	14,168,828

		TOTAL U.S. TREASURY OBLIGATIONS (cost $52,334,390)	52,252,325

		TOTAL LONG-TERM INVESTMENTS (cost $116,519,666)	118,029,807

		SHORT-TERM INVESTMENTS—4.9%

		FOREIGN TREASURY OBLIGATION(n)—0.1%
EUR	126	Hellenic Republic Treasury Bills (Greece) (cost $172,762) 3.100%, 10/10/14	168,197

See Notes to Financial Statements.

140	The TARGET Portfolio Trust

SHARES	DESCRIPTION	VALUE (NOTE 1)
	AFFILIATED MONEY MARKET MUTUAL FUND—0.5%
553,285	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $553,285)	$553,285

NOTIONAL AMOUNT (000)#	OPTION PURCHASED*

	Call Option
184,000	90 Day Euro Dollar expiring 12/15/14, Strike Price $99.75 (cost $16,408)	2,300

PRINCIPAL AMOUNT (000)#

	REPURCHASE AGREEMENT(m)—4.3%
5,300	Morgan Stanley & Co. LLC, 0.13%, dated 7/31/14, due 08/01/14 in the amount of $5,300,019 (cost $5,300,000)	5,300,000

	TOTAL SHORT-TERM INVESTMENTS (cost $6,042,455)	6,023,782

	TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT AND OPTIONS WRITTEN—100.0% (cost $122,562,121; Note 5)	124,053,589

	SECURITY SOLD SHORT—(0.9%)

	U.S. GOVERNMENT AGENCY OBLIGATION
1,000	Federal National Mortgage Assoc. (proceeds received $1,079,844) 4.500%, TBA	(1,076,664)

NOTIONAL AMOUNT (000)#	OPTIONS WRITTEN*

	Call Option
184,000	90 Day Euro Dollar expiring 12/15/14, Strike Price $99.00 (premiums received $19,871)	(460)

	TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT AND OPTIONS WRITTEN—99.1% (cost $121,462,406; Note 5)	122,976,465
	Other assets in excess of liabilities(x)—0.9%	1,081,464

	NET ASSETS—100.0%	$124,057,929

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2014.
(g)	Indicates a security or securities that has been deemed illiquid.
(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

See Notes to Financial Statements.

The TARGET Portfolio Trust	141

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

(m)	Repurchase agreement is collateralized by U.S. Treasury Security (coupon rate 2.875%, maturity date 05/15/43) with the aggregate value, including accrued interest, of $5,398,308. Repurchase Agreements are subject to contractual netting arrangements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Schedule of Investments.
(n)	Rate shown is the effective yield at purchase date.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at July 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2014	Unrealized Depreciation(1)
Long Position:
115	10 Year U.S. Treasury Notes	Sep. 2014	$14,361,641	$14,330,078	$(31,563)

Short Positions:
5	30 Year USD Deliverable Interest Rate Swap	Sep. 2014	554,375	569,375	(15,000)
63	10 Year Australian Treasury Bonds	Sep. 2014	51,411,442	51,578,841	(167,399)

					(182,399)

					$(213,962)

(1)

Cash of $162,000 and U.S. Treasury security, with a combined market value of $206,046 have been segregated with Morgan Stanley and Goldman Sachs & Co. to cover requirements for open futures contracts at July 31, 2014.

Forward foreign currency exchange contracts outstanding at July 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 08/04/14	Barclays Capital Group	BRL	466	$208,519	$205,167	$(3,352)
Expiring 08/04/14	UBS AG	BRL	213	94,000	92,211	(1,789)
Expiring 08/04/14	UBS AG	BRL	5,715	2,506,473	2,515,834	9,361
Expiring 01/05/15	Citigroup Global Markets	BRL	7,784	3,303,605	3,284,133	(19,472)
British Pound,
Expiring 08/05/14	Barclays Capital Group	GBP	70	118,930	118,176	(754)
Mexican Peso,
Expiring 12/18/14	BNP Paribas	MXN	3,310	252,046	247,859	(4,187)
South Korean Won,
Expiring 10/15/14	Deutsche Bank AG	KRW	1,285,856	1,264,860	1,246,327	(18,533)

				$7,748,433	$7,709,707	$(38,726)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 08/04/14	JPMorgan Chase	BRL	5,564	$2,462,940	$2,449,424	$13,516
Expiring 08/04/14	UBS AG	BRL	617	272,902	271,578	1,324

See Notes to Financial Statements.

142	The TARGET Portfolio Trust

Forward foreign currency exchange contracts outstanding at July 31, 2014 (continued):

Sale Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Expiring 09/03/14	Barclays Capital Group	BRL	466	$206,753	$203,324	$3,429
Expiring 10/02/14	Credit Suisse First Boston Corp.	BRL	484	209,000	209,481	(481)
Expiring 10/02/14	Goldman Sachs & Co.	BRL	316	136,000	136,713	(713)
Expiring 10/02/14	Goldman Sachs & Co.	BRL	316	136,331	136,532	(201)
Expiring 10/02/14	Goldman Sachs & Co.	BRL	127	55,000	54,846	154
Expiring 01/05/15	Citigroup Global Markets	BRL	877	372,089	369,896	2,193
Expiring 01/05/15	Hong Kong & Shanghai Bank	BRL	11,005	4,671,646	4,643,322	28,324
Expiring 01/05/15	UBS AG	BRL	5,957	2,506,473	2,513,167	(6,694)
Expiring 01/05/15	UBS AG	BRL	218	94,000	92,106	1,894
British Pound,
Expiring 08/05/14	Deutsche Bank AG	GBP	70	118,935	118,176	759
Expiring 09/03/14	Barclays Capital Group	GBP	70	118,903	118,147	756
Euro,
Expiring 08/21/14	Barclays Capital Group	EUR	30	40,601	40,174	427
Expiring 08/21/14	Barclays Capital Group	EUR	2,722	3,717,414	3,645,141	72,273
Expiring 08/21/14	Barclays Capital Group	EUR	880	1,198,240	1,178,444	19,796
Expiring 08/21/14	Citigroup Global Markets	EUR	63	84,434	84,366	68
Expiring 08/21/14	UBS AG	EUR	38	51,738	50,888	850
Japanese Yen,
Expiring 08/05/14	Citigroup Global Markets	JPY	5,400	53,294	52,498	796
Mexican Peso,
Expiring 08/25/14	Goldman Sachs & Co.	MXN	3,052	231,695	230,419	1,276
Expiring 10/22/14	Goldman Sachs & Co.	MXN	60	4,567	4,511	56
South Korean Won,
Expiring 08/18/14	Goldman Sachs & Co.	KRW	67,412	66,000	65,519	481
Expiring 10/15/14	Barclays Capital Group	KRW	450,032	440,000	436,198	3,802
Expiring 10/15/14	Citigroup Global Markets	KRW	10,228	10,000	9,914	86
Expiring 10/15/14	UBS AG	KRW	746,571	730,000	723,620	6,380

				$17,988,955	$17,838,404	$150,551

Interest rate swap agreements outstanding at July 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at July 31, 2014	Value at Trade Date	Unrealized Appreciation (Depreciation)*
	Exchange-traded swap agreements:
	5,800	04/16/24	2.800%	3 month LIBOR(1)	$(73,155)	$—	$(73,155)
	3,900	06/19/43	2.750%	3 month LIBOR(1)	404,320	367,614	36,706
	1,900	12/17/44	3.500%	3 month LIBOR(1)	(52,532)	(79,623)	27,091
	1,600	12/18/43	3.500%	3 month LIBOR(1)	(70,422)	51,560	(121,982)
AUD	60,600	03/16/17	3.500%	6 month Australian Bank Bill rate(1)	226,401	102,806	123,595
AUD	17,600	06/18/19	4.000%	6 month Australian Bank Bill rate(1)	562,254	(28,276)	590,530
EUR	1,200	09/17/44	2.750%	6 month Euribor(1)	(248,562)	(245,006)	(3,556)
JPY	280,000	09/18/23	1.000%	6 month LIBOR(1)	(109,865)	(33,165)	(76,700)

					$638,439	$135,910	$502,529

(1)	Portfolio pays the fixed rate and receives the floating rate.
#	Amount is shown in U.S. dollars unless otherwise stated.
*	Cash of $120,672 and U.S. Treasury Securities with a market value of $901,824 have been segregated with Barclays Capital Group, Credit Suisse First Boston Corp., Citigroup Global Markets, Deutsche Bank AG, and UBS AG to cover requirements for open exchange-traded interest rate swap contracts at July 31, 2014.

See Notes to Financial Statements.

The TARGET Portfolio Trust	143

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

Credit default swap agreements outstanding at July 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#		Implied Credit Spread at July 31, 2014(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/ or sovereign issues—Sell Protection(1):
BP Capital Markets	06/20/15	5.000%		800	0.114%	$39,475	$2,129	$37,346	Credit Suisse First Boston Corp.
BP Capital Markets	06/20/15	5.000%		700	0.114%	34,539	3,764	30,775	Goldman Sachs & Co.
Citigroup, Inc.	09/20/14	1.000%		2,700	0.214%	6,210	(2,178)	8,388	Credit Suisse First Boston Corp.
Finmeccanica Finance SA	03/20/19	5.000%	EUR	300	2.026%	55,710	38,807	16,903	Barclays Bank PLC
Finmeccanica Finance SA	03/20/19	5.000%	EUR	300	2.026%	55,660	43,707	11,953	Barclays Bank PLC
Finmeccanica Finance SA	03/20/19	5.000%	EUR	200	2.026%	37,108	27,134	9,974	Credit Suisse First Boston Corp.
Finmeccanica Finance SA	03/20/19	5.000%	EUR	100	2.026%	18,570	14,207	4,363	Credit Suisse First Boston Corp.
Japan Gov’t. Series 55	03/20/16	1.000%		600	0.128%	9,247	1,436	7,811	Goldman Sachs & Co.
Lloyds TSB Bank	09/20/17	3.000%	EUR	1,200	0.388%	136,529	6,100	130,429	Morgan Stanley
Lloyds TSB Bank	09/20/17	3.000%	EUR	400	0.388%	45,510	2,419	43,091	Deutsche Bank AG
Republic of Italy	06/20/17	1.000%	EUR	300	0.664%	4,293	(32,194)	36,487	Bank of America
Shell International	09/20/15	1.000%		200	0.100%	2,269	1,221	1,048	Credit Suisse First Boston Corp.

						$445,120	$106,552	$338,568

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#		Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Credit Agricole SA	12/20/16	1.000%	EUR	500	$(9,986)	$24,141	$(34,127)	Citigroup Global Markets
Credit Agricole SA	12/20/16	1.000%	EUR	300	(6,002)	14,783	(20,785)	Goldman Sachs & Co.

					$(15,988)	$38,924	$(54,912)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to

See Notes to Financial Statements.

144	The TARGET Portfolio Trust

the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$956,062	$—
Non-Residential Mortgage-Backed Security	—	1,301,609	—
Residential Mortgage-Backed Securities	—	2,625,430	—
Commercial Mortgage-Backed Securities	—	2,879,886	—
Corporate Bonds	—	30,773,090	—
Foreign Government Bonds	—	7,017,394	—
Municipal Bonds	—	6,201,088	—
Residential Mortgage-Backed Securities	—	11,985,934	—
U.S. Government Agency Obligations	—	2,036,989	—
U.S. Treasury Obligations	—	52,252,325	—
Foreign Treasury Obligation	—	168,197	—
Affiliated Money Market Mutual Fund	553,285	—	—
Option Purchased	2,300	—	—
Repurchase Agreement	—	5,300,000	—
Security Sold Short—U.S. Government Agency Obligation	—	(1,076,664)	—
Options Written	(460)	—	—

See Notes to Financial Statements.

The TARGET Portfolio Trust	145

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of July 31, 2014

	Level 1	Level 2	Level 3
Other Financial Instruments:*
Futures Contracts	$(213,962)	$—	$—
Forward Foreign Currency Exchange Contracts	—	111,825	—
Credit Default Swap Agreements	—	283,656	—
Interest Rate Swap Agreements	—	502,529	—

Total	$341,163	$123,319,350	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Residential Mortgage- Backed Securities
Balance as of 10/31/13	$527,331	$1,881,072
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	(527,331)	(1,881,072)

Balance as of 07/31/14	$—	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. At the reporting period end, there were two Residential Mortgage-Backed securities and one Corporate Bond security transferred out Level 3 as a result of no longer being priced by a single broker.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

U.S. Treasury Obligations	42.1%
Residential Mortgage-Backed Securities	11.8
Banks	11.2
Foreign Government Bonds	5.7
Diversified Financial Services	5.4
Municipal Bonds	5.0
Repurchase Agreement	4.3
Electric Utilities	2.7
Commercial Mortgage-Backed Securities	2.3
Oil, Gas & Consumable Fuels	2.2
U.S. Government Agency Obligations	1.6
Health Care Providers & Services	1.0
Multi-Utilities	1.0
Non-Residential Mortgage-Backed Securities	1.0%
Software	1.0
Collateralized Loan Obligations	0.8
Affiliated Money Market Mutual Fund	0.5
Airlines	0.2
Diversified Telecommunication Services	0.1
Foreign Treasury Obligation	0.1
U.S. Government Agency Obligation	(0.9)

99.1
Other assets in excess of liabilities	0.9

100.0%

See Notes to Financial Statements.

146	The TARGET Portfolio Trust

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$36,487	$(32,194)	$—	$4,293
Barclays Capital Group	211,853	(4,106)	—	207,747
BNP Paribas	—	—	—	—
Citigroup Global Markets	27,284	(27,284)	—	—
Credit Suisse First Boston Corp.	105,810	(2,659)	(30,002)	73,149
Deutsche Bank AG	46,269	(18,533)	—	27,736
Goldman Sachs & Co.	60,536	(21,699)	—	38,837
Hong Kong & Shanghai Bank	28,324	—	—	28,324
JPMorgan Chase	13,516	—	—	13,516
Morgan Stanley	136,529	—	(12,002)	124,527
UBS AG	19,809	(8,483)	—	11,326

	$686,417

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(32,194)	$32,194	$—	$—
Barclays Capital Group	(4,106)	4,106	—	—
BNP Paribas	(4,187)	—	—	(4,187)
Citigroup Global Markets	(53,599)	27,284	—	(26,315)
Credit Suisse First Boston Corp.	(2,659)	2,659	—	—
Deutsche Bank AG	(18,533)	18,533	—	—
Goldman Sachs & Co.	(21,699)	21,699	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	—	—	—	—
Morgan Stanley	—	—	—	—
UBS AG	(8,483)	8,483	—	—

	$(145,460)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

The TARGET Portfolio Trust	147

Mortgage Backed Securities Portfolio	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—115.9%

	ASSET-BACKED SECURITIES—8.4%

	Collateralized Loan Obligations—3.4%
315	Ares XXX CLO Ltd., Series 2014-30A, Class B, 144A 1.618%(c), 04/20/23	$304,532
250	Carlyle Global Market Strategies Ltd., Series 2014-1A, Class A, 144A 1.753%(c), 04/17/25	250,077
425	Dryden Sr. Loan Fund, Series 2014-33A, Class A, 144A 1.707%(c), 07/15/26	424,832
250	ING IM CLO Ltd., Series 2013-3A, Class A1, 144A 1.686%(c), 01/18/26	249,573
250	Magnetite CLO Ltd., Series 2014-9A, Class A2, 144A 2.230%(c), 07/25/26	247,201

		1,476,215

	Non-Residential Mortgage-Backed Securities—3.7%
200	American Credit Acceptance Receivables Trust, Series 2012-3, Class B, 144A 2.280%, 09/17/18	201,678
350	AmeriCredit Automobile Receivables Trust, Series 2012-2, Class D 3.380%, 04/09/18	361,930
55	Carfinance Capital Auto Trust, Series 2013-1A, Class A, 144A 1.650%, 07/17/17	54,766
326	CPS Auto Receivables Trust, Series 2013-A, Class A, 144A 1.310%, 06/15/20	325,962
290	Credit Acceptance Auto Loan Trust, Series 2014-1A, Class B, 144A 2.290%, 04/15/22	291,142
110	Huntington Auto Trust, Series 2012-2, Class B 1.070%, 02/15/18	110,505
180	Springleaf Funding Trust, Series 2014-AA, Class A, 144A 2.410%, 12/15/22	179,609
90	World Omni Auto Receivables Trust, Series 2012-B, Class B 1.060%, 09/16/19	89,947

		1,615,539

See Notes to Financial Statements.

148	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	ASSET-BACKED SECURITIES (continued)

	Residential Mortgage-Backed Securities—1.3%
440	Fannie Mae Connecticut Avenue Securities, Series 2014-C03, Class 1M2 3.151%(c), 07/25/24	$430,375
55	GSAA Home Equity Trust, Series 2006-19, Class A1 0.245%(c), 12/25/36	27,691
125	Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4 4.934%, 08/25/35	121,387

		579,453

	TOTAL ASSET-BACKED SECURITIES (cost $3,680,666)	3,671,207

	COMMERCIAL MORTGAGE-BACKED SECURITIES—1.3%
244	FREMF Mortgage Trust, Series 2012-K501, Class C, 144A 3.490%(c), 11/25/46	248,659
300	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5 5.720%(c), 05/15/43	321,537

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $585,302)	570,196

	MUNICIPAL BOND—0.4%

	New York
180	Utility Debt Securitization Authority, Series T, Revenue Bonds 3.435%, 12/15/25 (cost $179,991)	182,621

	RESIDENTIAL MORTGAGE-BACKED SECURITIES—11.0%
370	Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21 0.385%(c), 09/25/35	353,044
123	Bear Stearns ARM Trust, Series 2003-7, Class 6A 2.523%(c), 10/25/33	124,985
146	Citigroup Mortgage Loan Trust, Series 2006-AR1, Class 3A1 2.530%(c), 03/25/36	135,062
94	Countrywide Alternative Loan Trust, Series 2005-73CB, Class 1A7 5.500%, 01/25/36	89,928
265	Series 2005-85CB, Class 2A2 5.500%, 02/25/36	247,243
194	Series 2005-J11, Class 1A3 5.500%, 11/25/35	176,035

See Notes to Financial Statements.

The TARGET Portfolio Trust	149

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
97	Series 2007-HY5R, Class 2A1A 2.565%(c), 03/25/47	$95,319
41	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-14, Class A3 6.250%, 09/25/36	38,087
41	Series 2006-J2, Class 1A6 6.000%, 04/25/36	39,050
184	Fannie Mae Connecticut Avenue Securities, Series 2013-C01, Class M1 2.155%(c), 10/25/23	187,170
6	Federal Home Loan Mortgage Corp., Series 74, Class F 6.000%, 10/15/20	6,295
1	Series 83, Class Z 9.000%, 10/15/20	1,018
8	Series 186, Class E 6.000%, 08/15/21	8,409
2	Series 1058, Class H 8.000%, 04/15/21	2,367
2	Series 1116, Class I 5.500%, 08/15/21	2,300
14	Series 1120, Class L 8.000%, 07/15/21	15,203
196	Series 2809, Class UC 4.000%, 06/15/19	205,191
285	Series 3787, Class AY 3.500%, 01/15/26	296,010
330	Series 3840, Class HB 3.500%, 04/15/26	338,868
115	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-42, Class A5 7.500%, 02/25/42	133,523
4	Federal National Mortgage Assoc., Series 56, Class 1, Interest Strip 6.000%, 04/25/19	3,862
3	Series 1988-19, Class J 8.500%, 07/25/18	3,407
2	Series 1990-10, Class L 8.500%, 02/25/20	2,217
4	Series 1990-108, Class G 7.000%, 09/25/20	4,245
4	Series 1991-21, Class J 7.000%, 03/25/21	4,580

See Notes to Financial Statements.

150	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
8	Series 1992-113, Class Z 7.500%, 07/25/22	$9,104
106	Series 1993-223, Class ZA 6.500%, 12/25/23	116,996
36	Series 2001-51, Class QN 6.000%, 10/25/16	37,265
53	Series 2003-33, Class PT 4.500%, 05/25/33	56,919
285	Series 2011-67, Class BE 3.500%, 07/25/26	290,249
6	Series G14, Class L 8.500%, 06/25/21	7,144
6	Series G92-24, Class Z 6.500%, 04/25/22	6,183
31	Series G92-59, Class D 6.000%, 10/25/22	35,278
101	Series G94-4, Class PG 8.000%, 05/25/24	115,469
6	First Boston Mortgage Securities Corp., Strip Coupon, Series B, Class I-O, IO 8.985%, 04/25/17	419
6	Series B, Class P-O, PO 1.000%(s), 04/25/17	5,670
35	Government National Mortgage Assoc., Series 2006-35, Class LO, PO 5.400%(s), 07/20/36	31,032
60	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2 2.783%(c), 04/25/35	58,457
164	Series 2007-AR2, Class 1A1 2.722%(c), 05/25/37	138,489
95	JPMorgan Mortgage Trust, Series 2007-S2, Class 2A3 5.500%, 06/25/37	93,934
105	Morgan Stanley Mortgage Loan Trust, Series 2007-12, Class 3A22 6.000%, 08/25/37	95,534
320	Residential Asset Securitization Trust, Series 2004-A3, Class A7 5.250%, 06/25/34	332,295
160	Springleaf Mortgage Loan Trust, Series 2012-3A, Class A, 144A 1.570%(c), 12/25/59	159,471
175	Series 2012-3A, Class M1, 144A 2.660%(c), 12/25/59	174,998
365	Series 2013-1A, Class M1, 144A 2.310%(c), 06/25/58	357,186

See Notes to Financial Statements.

The TARGET Portfolio Trust	151

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of July 31, 2014

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
91	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR1, Class A5 2.142%(c), 03/25/33	$91,162
107	Wells Fargo Mortgage- Backed Securities Trust, Series 2006-AR10, Class 5A2 2.612%(c), 07/25/36	104,194

	TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,730,756)	4,830,866

	U.S. GOVERNMENT AGENCY OBLIGATIONS—94.8%
1,100	Federal Home Loan Mortgage Corp. 3.000%, TBA	1,131,455
400	3.500%, TBA	420,502
200	3.500%, TBA	203,427
1,700	4.000%, TBA	1,784,309
700	4.500%, TBA	752,790
700	4.500%, TBA	751,094
594	5.000%, 10/01/35	654,717
300	5.000%, TBA	329,730
62	5.500%, 06/01/34	68,851
464	6.000%, 01/01/15-02/01/21	495,520
28	6.500%, 01/01/18-06/01/22	31,776
13	7.500%, 06/01/28	14,440
1	8.500%, 04/01/18	524
6	11.500%, 03/01/16	5,966
5	Federal National Mortgage Assoc. 2.290%, 10/01/22	4,860
5	2.440%, 01/01/23	4,848
800	2.500%, TBA	803,163
700	2.500%, TBA	704,244
5	2.660%, 09/01/22	4,844
45	2.760%, 05/01/21	45,538
5	2.780%, 04/01/22	5,011
5	2.980%, 01/01/22	4,897
100	3.000%, TBA	103,094
6,800	3.000%, TBA	6,663,788
5	3.200%, 04/01/22	5,036
40	3.210%, 05/01/23	41,063
25	3.340%, 04/01/24	25,843
10	3.450%, 01/01/24	10,414
10	3.470%, 01/01/24	10,355
7,400	3.500%, TBA	7,539,560
20	3.670%, 08/01/23	21,091
5	3.700%, 10/01/23	5,301
10	3.760%, 03/01/24	10,524

See Notes to Financial Statements.

152	The TARGET Portfolio Trust

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
15		3.855%, 12/01/25	$15,882
5		3.860%, 11/01/23	5,352
20		3.870%, 10/01/25	21,035
30		3.890%, 05/01/30	31,174
30		3.930%, 10/01/23	32,177
10		3.960%, 05/01/34	10,312
10		3.970%, 05/01/29	10,567
700		4.000%, TBA	740,421
5,400		4.000%, TBA	5,677,446
20		4.060%, 10/01/28	20,999
504		4.500%, 05/01/35	546,736
600		4.500%, TBA	645,998
700		4.500%, TBA	751,942
178		5.000%, 11/01/18	188,187
35		5.000%, 07/01/33(k)	39,186
700		5.000%, TBA	770,369
700		5.000%, TBA	771,969
12		5.500%, 09/01/34-05/01/35	14,073
172		5.500%, 07/01/35(k)	192,464
500		5.500%, TBA	554,250
139		6.000%, 03/01/23-12/01/39	156,387
59		6.500%, 06/01/15-08/01/17	61,284
7		8.000%, 12/01/22	7,729
1,500		Government National Mortgage Assoc. 3.500%, TBA	1,544,854
600		3.500%, TBA	618,973
255		4.000%, 04/15/43	270,681
1,000		4.500%, 06/15/41-09/20/41	1,088,004
1,700		4.500%, TBA	1,846,466
97		5.000%, 06/15/40	106,672
200		5.000%, TBA	218,957
12		5.500%, 12/15/38-04/15/39	13,260
466		6.000%, 07/15/24-12/15/40	523,579
530		6.500%, 06/15/23-12/15/35	598,525
542		7.000%, 11/15/31-11/15/33	632,100
8		7.500%, 12/20/23	9,363
125		8.000%, 03/15/17-11/15/30	133,571
11		8.250%, 06/20/17-07/20/17	11,599
20		8.500%, 04/20/17	20,410
19		9.000%, 01/15/20	21,658
—	(r)	9.500%, 06/15/20	356

		TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $41,244,924)	41,583,542

		TOTAL LONG-TERM INVESTMENTS (cost $50,421,639)	50,838,432

See Notes to Financial Statements.

The TARGET Portfolio Trust	153

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of July 31, 2014

SHARES	DESCRIPTION	VALUE (NOTE 1)
	SHORT-TERM INVESTMENT—64.8%

	AFFILIATED MONEY MARKET MUTUAL FUND
28,442,034	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $28,442,034) (Note 3)(w)	$28,442,034

	TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—180.7% (cost $78,863,673; Note 5)	79,280,466

PRINCIPAL AMOUNT (000)#	SECURITIES SOLD SHORT—(9.0)%

	U.S. GOVERNMENT AGENCY OBLIGATIONS
2,100	Federal Home Loan Mortgage Corp. 3.000%, TBA	(2,056,376)
100	Federal National Mortgage Assoc. 3.500%, TBA	(105,389)
800	Government National Mortgage Assoc. 3.000%, TBA	(802,194)
100	4.000%, TBA	(105,934)
800	4.500%, TBA	(866,925)

	TOTAL SECURITIES SOLD SHORT (proceeds received $3,938,973)	(3,936,818)

	TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—171.7% (cost $74,924,700; Note 5)	75,343,648
	Liabilities in excess of other assets(x)—(71.7%)	(31,464,683)

	NET ASSETS—100.0%	$43,878,965

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2014.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(r)	Less than $1,000 par.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at July 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
8	10 Year U.S. Treasury Notes	Sep. 2014	$1,000,906	$996,875	$(4,031)
7	20 Year U.S. Treasury Bonds	Sep. 2014	964,797	961,844	(2,953)

					(6,984)

See Notes to Financial Statements.

154	The TARGET Portfolio Trust

Futures contracts outstanding at July 31, 2014 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2014	Unrealized Appreciation (Depreciation)(1)
Short Positions:
4	2 Year U.S. Treasury Notes	Sep. 2014	$878,875	$877,688	$1,187
2	5 Year U.S. Treasury Notes	Sep. 2014	239,224	237,672	1,552

					2,739

					$(4,245)

(1)	U.S. Government Agency Obligations, with a market value of $55,267 have been segregated with the broker Goldman Sachs & Co. to cover requirements for open futures contracts at July 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$1,476,215	$—
Non-Residential Mortgage-Backed Securities	—	1,615,539	—
Residential Mortgage-Backed Securities	—	579,453	—
Commercial Mortgage-Backed Securities	—	570,196	—
Municipal Bond	—	182,621	—
Residential Mortgage-Backed Securities	—	4,830,866	—
U.S. Government Agency Obligations	—	41,583,542	—
Affiliated Money Market Mutual Fund	28,442,034	—	—
Securities Sold Short—U.S. Government Agency Obligations	—	(3,936,818)	—
Other Financial Instruments*
Futures Contracts	(4,245)	—	—

Total	$28,437,789	$46,901,614	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

U.S. Government Agency Obligations	94.8%
Affiliated Money Market Mutual Fund	64.8
Residential Mortgage-Backed Securities	12.3
Non-Residential Mortgage-Backed Securities	3.7
Collateralized Loan Obligations	3.4
Commercial Mortgage-Backed Securities	1.3
Municipal Bond	0.4%
U.S. Government Agency Obligations	(9.0)

171.7
Liabilities in excess of other assets	(71.7)

100.0%

See Notes to Financial Statements.

The TARGET Portfolio Trust	155

Portfolio of Investments As of July 31, 2014

Glossary:

The following abbreviations are used in the preceding Portfolios’ descriptions:

Currency

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

USD—United States Dollar

Exchange

Chi-X—European Equity Exchange

XLON—London Stock Exchange

Index

CDX—Credit Derivative Index

Other

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ABS—Asset-Backed Security

ADR—American Depositary Receipt

BABs—Build America Bonds

bps—Basis Points

CLO—Collateralized Loan Obligation

CVA—Certificate Van Aandelen (Bearer)

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

FREMF—Freddie Mac Mortgage Trust

IO—Interest Only

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

N/A—Not Applicable

PO—Principal Only

REMICS—Real Estate Mortgage Investment Conduit Security

SDR—Swedish Depositary Receipt

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

See Notes to Financial Statements.

156	The TARGET Portfolio Trust

Statement of Assets & Liabilities as of July 31, 2014

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO

ASSETS
Investments at value(C):
Unaffiliated investments(B)	$279,025,801	$282,813,753	$133,225,277	$1,877,822,232
Affiliated investments(A)	22,698,987	19,880,162	22,957,087	225,765,610
Cash	31,473	—	—	—
Receivable for investments sold	490,945	1,275,843	2,165,304	4,781,261
Receivable for Trust shares sold	208,829	211,025	111,486	1,623,557
Dividends and interest receivable	81,463	400,335	34,657	1,258,525
Receivable for foreign tax reclaim	5,528	11,850	—	—
Prepaid expenses and other assets	—	553	—	—
Total assets	302,543,026	304,593,521	158,493,811	2,111,251,185

LIABILITIES
Collateral for securities on loan	14,192,964	14,843,227	19,159,676	169,391,744
Payable for investments purchased	928,768	1,842,573	2,501,751	11,456,076
Management fee payable	148,088	149,416	72,056	1,024,256
Payable for Trust shares reacquired	144,802	177,003	48,857	3,625,613
Accrued expenses and other liabilities	94,398	78,182	74,503	255,689
Due to broker for variation margin	—	—	—	137,300
Distribution fee payable	84,495	85,795	41,944	63,270
Affiliated transfer agent fee payable	40,700	43,200	20,800	92,341
Payable to custodian	—	—	—	63,628
Deferred trustees’ fees	3,343	3,343	3,343	3,343
Total liabilities	15,637,558	17,222,739	21,922,930	186,113,260

NET ASSETS	$286,905,468	$287,370,782	$136,570,881	$1,925,137,925

See Notes to Financial Statements.

The TARGET Portfolio Trust	157

Statement of Assets & Liabilities as of July 31, 2014 (continued)

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$14,745	$18,431	$8,923	$72,077
Paid-in capital in excess of par	199,260,688	243,993,752	115,113,946	1,379,283,947
	199,275,433	244,012,183	115,122,869	1,379,356,024
Undistributed net investment income (loss)	(1,257,927)	3,342,244	(1,280,607)	9,541,475
Accumulated net realized gain (loss)	7,895,315	(32,253,514)	(2,577,586)	174,690,347
Net unrealized appreciation (depreciation)	80,992,647	72,269,869	25,306,205	361,550,079
Net assets, July 31, 2014	$286,905,468	$287,370,782	$136,570,881	$1,925,137,925
(A) Identified cost of affiliated investments	$22,698,987	$19,880,162	$22,957,087	$225,765,610
(B) Identified cost of unaffiliated investments	$198,032,977	$210,543,884	$107,919,072	$1,516,041,688
(C) Including securities on loan of	$13,575,423	$14,149,809	$17,946,398	$161,683,782

NET ASSET VALUE:
Class A:
Net Assets	—	—	—	$12,564
Shares Outstanding	—	—	—	470.6
Net asset value and redemption price per share	—	—	—	$26.70
Maximum sales charge (5.50% of offering price)	—	—	—	1.55
Maximum offering price to public	—	—	—	$28.25
Class R:
Net Assets	$197,019,352	$198,729,242	$95,752,283	$143,654,719
Shares Outstanding	10,176,972	12,765,963	6,326,263	5,419,121
Net asset value, offering price and redemption price per share	$19.36	$15.57	$15.14	$26.51
Class T:
Net Assets	$89,886,116	$88,641,540	$40,818,598	$1,781,470,642
Shares Outstanding	4,568,092	5,665,429	2,596,885	66,657,651
Net asset value, offering price and redemption price per share	$19.68	$15.65	$15.72	$26.73

See Notes to Financial Statements.

158	The TARGET Portfolio Trust

Statement of Assets & Liabilities as of July 31, 2014 (continued)

	INTERNATIONAL EQUITY PORTFOLIO	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO

ASSETS
Investments at value(C):
Unaffiliated investments(A)	$462,085,739	$425,317,308	$118,200,304	$50,838,432
Repurchase agreements(E)	—	32,500,000	5,300,000	—
Affiliated investments(B)	25,912,369	1,405,831	553,285	28,442,034
Cash	—	—	267	—
Deposit with broker	—	38,213	267,000	4,443
Foreign currency, at value(D)	4,255,094	65,867	365,242	—
Receivable for Trust shares sold	420,220	400,509	100,904	6,001
Dividends and interest receivable	190,346	2,087,081	652,150	57,012
Receivable for investments sold	1,059,990	33,473,773	1,139,349	8,250,989
Receivable for foreign tax reclaim	982,987	—	—	—
Due from broker for variation margin	—	—	59,635	—
Payments paid for swap agreements	—	42,007	179,848	—
Unrealized appreciation on over-the-counter swap agreements	—	590,241	338,568	—
Unrealized appreciation on forward foreign currency exchange contracts	598,106	1,919,653	168,001	—
Total assets	495,504,851	497,840,483	127,324,553	87,598,911

LIABILITIES
Collateral for securities on loan	8,780,409	—	—	—
Payable for Trust shares reacquired	107,530	410,300	230,039	12,605
Payable for investments purchased	1,541,071	80,161,706	1,600,870	39,685,685
Accrued expenses and other liabilities	124,788	149,373	114,824	59,187
Management fee payable	293,633	158,405	47,480	16,643
Affiliated transfer agent fee payable	53,652	53,741	210	113
Deferred trustees’ fees	3,343	3,343	3,343	3,343
Distribution fee payable	108,722	106,452	—	—
Dividends payable	—	1,381	5,274	364
Due to broker for variation margin	—	11,995	—	5,188
Due to broker	—	895,000	42,000	—
Options written(G)	—	146,268	460	—
Payments received for swap agreements	—	439,849	34,372	—
Unrealized depreciation on over-the-counter swap agreements	—	145,757	54,912	—
Unrealized depreciation on forward foreign currency exchange contracts	—	561,854	56,176	—
Securities sold short, at value(F)	—	—	1,076,664	3,936,818
Total liabilities	11,013,148	83,245,424	3,266,624	43,719,946

NET ASSETS	$484,491,703	$414,595,059	$124,057,929	$43,878,965

See Notes to Financial Statements.

The TARGET Portfolio Trust	159

Statement of Assets & Liabilities as of July 31, 2014 (continued)

	INTERNATIONAL EQUITY PORTFOLIO	TOTAL RETURN BOND PORTFOLIO	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$35,168	$37,667	$12,248	$4,103
Paid-in capital in excess of par	437,469,185	406,431,519	125,365,780	45,954,404
	437,504,353	406,469,186	125,378,028	45,958,507
Undistributed net investment income (loss)	6,460,944	(425,990)	416,114	25,216
Accumulated net realized gain (losses)	(21,553,593)	1,244,160	(3,757,120)	(2,519,461)
Net unrealized appreciation (depreciation)	62,079,999	7,307,703	2,020,907	414,703
Net assets, July 31, 2014	$484,491,703	$414,595,059	$124,057,929	$43,878,965
(A) Identified cost of unaffiliated investments	$400,559,419	$419,825,222	$116,708,836	$50,421,639
(B) Identified cost of affiliated investments	$25,912,369	$1,405,831	$553,285	$28,442,034
(C) Including securities on loan of	$8,128,312	—	—	—
(D) Identified cost of currency	$4,298,004	$63,692	$362,825	—
(E) Identified cost of repurchase agreements	—	$32,500,000	$5,300,000	—
(F) Proceeds received from short sales	—	—	$1,079,844	$3,938,973
(G) Premiums received from options written	—	$201,671	$19,871	—

NET ASSET VALUE:
Class Q:
Net Assets	$167,988,400	—	—	—
Shares Outstanding	12,163,516	—	—	—
Net asset value, offering price and redemption price per share	$13.81	—	—	—
Class R:
Net Assets	$251,907,920	$250,999,483	—	—
Shares Outstanding	18,324,204	22,871,358	—	—
Net asset value, offering price and redemption price per share	$13.75	$10.97	—	—
Class T:
Net Assets	$64,595,383	$163,595,576	$124,057,929	$43,878,965
Shares Outstanding	4,680,574	14,795,458	12,248,238	4,103,293
Net asset value, offering price and redemption price per share	$13.80	$11.06	$10.13	$10.69

See Notes to Financial Statements.

160	The TARGET Portfolio Trust

Statement of Operations

	LARGE CAPITALIZATION GROWTH PORTFOLIO		LARGE CAPITALIZATION VALUE PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Nine Months Ended July 31, 2014	Year Ended October 31, 2013

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$1,734,273	$2,625,292	$6,602,752	$6,103,233
Affiliated income from securities lending, net	14,129	22,921	13,802	27,483
Affiliated dividend income	7,022	9,844	6,707	8,617
Interest	9	—	—	—
Less: Foreign withholding taxes	(13,002)	(29,639)	(76,555)	(59,738)
Total income	1,742,431	2,628,418	6,546,706	6,079,595
Expenses
Management fee	1,256,763	1,427,902	1,257,140	1,424,488
Distribution fee—Class R	1,052,935	1,145,211	1,064,679	1,149,320
Transfer agent’s fees and expenses(a)	234,000	255,000	222,000	251,000
Custodian’s fees and expenses	76,000	104,000	65,000	81,000
Reports to shareholders	30,000	37,000	33,000	32,000
Registration fees	27,000	30,000	20,000	31,000
Audit fees	26,000	25,000	26,000	25,000
Trustees’ fees	16,000	14,000	11,000	14,000
Legal fees	13,000	19,000	13,000	19,000
Insurance fees	3,000	—	3,000	—
Loan interest expense	127	588	94	214
Miscellaneous	12,205	19,869	8,449	20,369
Total expenses	2,747,030	3,077,570	2,723,362	3,047,391
Less: Distribution fee waiver—Class R	(350,978)	(381,737)	(354,893)	(383,107)
Net expenses	2,396,052	2,695,833	2,368,469	2,664,284
Net investment income (loss)	(653,621)	(67,415)	4,178,237	3,415,311

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	10,374,476	35,935,579	20,691,600	14,672,477
Foreign currency transactions	(257)	3,155	—	—
Total net realized gain (loss)	10,374,219	35,938,734	20,691,600	14,672,477
Net change in unrealized appreciation (depreciation) on:
Investments	8,827,633	27,630,724	5,182,497	44,093,729
Foreign currencies	(180)	25	—	—
Net change in unrealized appreciation (depreciation)	8,827,453	27,630,749	5,182,497	44,093,729
Net gain (loss)	19,201,672	63,569,483	25,874,097	58,766,206

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,548,051	$63,502,068	$30,052,334	$62,181,517
(a) Including affiliated expense of	$179,300	$194,600	$182,000	$195,300

See Notes to Financial Statements.

The TARGET Portfolio Trust	161

Statement of Operations (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO		SMALL CAPITALIZATION VALUE PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Nine Months Ended July 31, 2014	Year Ended October 31, 2013

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$419,340	$1,017,911	$24,027,521	$27,541,907
Affiliated income from securities lending, net	178,032	189,626	830,732	1,177,417
Affiliated dividend income	2,666	1,950	73,511	125,816
Interest	—	—	316	551
Less: Foreign withholding taxes	(1,385)	(1,237)	(44,896)	(78,333)
Total income	598,653	1,208,250	24,887,184	28,767,358
Expenses
Management fee	619,601	700,480	8,604,472	8,655,977
Distribution fee—Class A	—	—	16	—
Distribution fee—Class R	525,594	567,017	753,834	747,512
Transfer agent’s fees and expenses(a)	126,000	129,000	616,000	557,000
Custodian’s fees and expenses	52,000	66,000	252,000	245,000
Reports to shareholders	32,000	30,000	137,000	90,000
Audit fees	26,000	25,000	33,000	33,000
Registration fees	23,000	31,000	42,000	38,000
Legal fees	13,000	16,000	21,000	24,000
Trustees’ fees	12,000	12,000	43,000	31,000
Insurance fees	1,000	—	16,000	—
Loan interest expense	32	1,278	—	—
Miscellaneous	12,044	13,583	38,783	46,397
Total expenses	1,442,271	1,591,358	10,557,105	10,467,886
Less: Distribution fee waiver—Class A	—	—	(3)	—
Less: Distribution fee waiver—Class R	(175,198)	(189,006)	(251,278)	(249,171)
Net expenses	1,267,073	1,402,352	10,305,824	10,218,715
Net investment income (loss)	(668,420)	(194,102)	14,581,360	18,548,643

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	14,578,331	8,909,751	183,110,669	125,552,495
Futures transactions	—	—	735,259	1,416,103
Foreign currency transactions	—	—	—	—
Total net realized gain (loss)	14,578,331	8,909,751	183,845,928	126,968,598
Net change in unrealized appreciation (depreciation) on:
Investments	(16,552,662)	24,945,841	(114,366,796)	284,942,247
Futures	—	—	(253,185)	58,650
Foreign currencies	—	—	—	—
Net change in unrealized appreciation (depreciation)	(16,552,662)	24,945,841	(114,619,981)	285,000,897
Net gain (loss)	(1,974,331)	33,855,592	69,225,947	411,969,495

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,642,751)	$33,661,490	$83,807,307	$430,518,138
(a) Including affiliated expense of	$91,200	$96,600	$370,400	$336,100

See Notes to Financial Statements.

162	The TARGET Portfolio Trust

Statement of Operations (continued)

	INTERNATIONAL EQUITY PORTFOLIO		TOTAL RETURN BOND PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Nine Months Ended July 31, 2014	Year Ended October 31, 2013

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$12,677,513	$12,171,019	$—	$—
Interest	1,771	—	6,292,293	9,968,204
Affiliated income from securities lending, net	24,960	455	—	—
Affiliated dividend income	15,421	16,701	2,174	1,608
Less: Foreign withholding taxes	(1,021,076)	(891,914)	—	—
Total income	11,698,589	11,296,261	6,294,467	9,969,812
Expenses
Management fee	2,428,341	2,661,225	1,378,250	2,006,781
Distribution fee—Class R	1,329,858	1,347,604	1,320,613	1,492,298
Transfer agent’s fees and expenses(a)	234,000	280,000	326,000	457,000
Custodian’s fees and expenses	197,000	267,000	115,000	175,000
Audit fees	33,000	33,000	65,000	66,000
Reports to shareholders	42,000	36,000	55,000	60,000
Registration fees	34,000	46,000	18,000	37,000
Trustees’ fees	18,000	13,000	18,000	19,000
Legal fees	15,000	21,000	15,000	19,000
Insurance fees	4,000	—	5,000	—
Loan interest expense	—	740	—	2,992
Miscellaneous	56,081	55,716	14,677	22,542
Total expenses	4,391,280	4,761,285	3,330,540	4,357,613
Less: Distribution fee waiver—Class R	(443,286)	(449,201)	(440,204)	(497,433)
Net expenses	3,947,994	4,312,084	2,890,336	3,860,180
Net investment income (loss)	7,750,595	6,984,177	3,404,131	6,109,632
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	8,452,008	12,114,429	5,795,050	(3,570,782)
Futures transactions	—	—	1,405,338	689,074
Options written transactions	—	—	590,859	1,234,365
Swap agreements transactions	—	—	(1,286,703)	(2,227,534)
Foreign currency transactions	(161,004)	60,045	(556,852)	37,058
Short sale transactions	—	—	—	149,863
Total net realized gain (loss)	8,291,004	12,174,474	5,947,692	(3,687,956)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,643,363)	61,096,324	(3,570,868)	(11,238,650)
Futures	—	—	(1,344,015)	1,544,202
Swaps	—	—	509,850	(1,722,057)
Foreign currencies	748,958	(279,226)	1,743,020	702,808
Options written	—	—	15,205	(70,459)
Short sales	—	—	2,812	(7,499)
Net change in unrealized appreciation (depreciation)	(6,894,405)	60,817,098	(2,643,996)	(10,791,655)
Net gain (loss)	1,396,599	72,991,572	3,303,696	(14,479,611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,147,194	$79,975,749	$6,707,827	$(8,369,979)
(a) Including affiliated expense of	$226,100	$227,200	$228,000	$260,900

See Notes to Financial Statements.

The TARGET Portfolio Trust	163

Statement of Operations (continued)

	INTERMEDIATE-TERM BOND PORTFOLIO		MORTGAGE BACKED SECURITIES PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Nine Months Ended July 31, 2014	Year Ended October 31, 2013

NET INVESTMENT INCOME (LOSS)
Income
Interest	$2,847,350	$4,540,199	$496,674	$977,099
Affiliated dividend income	400	747	27,331	29,526
Total income	2,847,750	4,540,946	524,005	1,006,625
Expenses
Management fee	428,627	672,534	143,603	194,755
Custodian’s fees and expenses	93,000	130,000	54,000	70,000
Audit fees	61,000	61,000	34,000	33,000
Transfer agent’s fees and expenses(a)	68,000	96,000	19,000	30,000
Reports to shareholders	36,000	27,000	17,000	20,000
Legal fees	13,000	17,000	14,000	16,000
Trustees’ fees	14,000	13,000	12,000	11,000
Registration fees	13,000	23,000	12,000	18,000
Insurance fees	2,000	—	1,000	—
Loan interest expenses	—	639	—	—
Miscellaneous	8,654	14,728	8,667	10,887
Total expenses	737,281	1,054,901	315,270	403,642
Net investment income (loss)	2,110,469	3,486,045	208,735	602,983

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	23,289	575,419	1,224,321	(502,717)
Futures transactions	(192,911)	857,839	134,348	49,867
Foreign currency transactions	(554,025)	383,949	—	—
Options written transactions	171,645	234,456	—	—
Swap agreements transactions	(1,984,793)	(1,113,642)	—	(21,014)
Short sale transactions	—	—	—	79,036
Total net realized gain (loss)	(2,536,795)	938,021	1,358,669	(394,828)
Net change in unrealized appreciation (depreciation) on:
Investments	408,208	(3,886,130)	(513,438)	(684,369)
Futures	(211,229)	(2,733)	17,541	12,967
Swaps	1,165,349	(2,648,081)	—	—
Foreign currencies	320,430	(12,617)	—	—
Options written	(18,620)	(4,154)	—	—
Short sales	3,180	—	510	4,153
Net change in unrealized appreciation (depreciation)	1,667,318	(6,553,715)	(495,387)	(667,249)
Net gain (loss)	(869,477)	(5,615,694)	863,282	(1,062,077)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,240,992	$(2,129,649)	$1,072,017	$(459,094)
(a) Including affiliated expense of	$1,900	$4,800	$680	$2,700

See Notes to Financial Statements.

164	The TARGET Portfolio Trust

Statement of Changes in Net Assets

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(653,621)	$(67,415)	$303,897
Net realized gain on investment and foreign currency transactions	10,374,219	35,938,734	17,329,169
Net change in unrealized appreciation (depreciation) on investments	8,827,453	27,630,749	90,808
Net increase in net assets resulting from operations	18,548,051	63,502,068	17,723,874
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	—	(274,592)	—
Class T	—	(555,589)	(302,875)
Total dividends from net investment income	—	(830,181)	(302,875)
Distributions from net realized gains
Class R	(9,234,450)	—	—
Class T	(4,631,311)	—	—
Total distributions from net realized gains	(13,865,761)	—	—
Trust share transactions (Note 6)
Net proceeds from shares sold	42,012,208	51,433,823	44,120,638
Net asset value of shares issued in reinvestment of dividends and distributions	13,707,145	809,020	292,761
Cost of shares reacquired	(41,885,200)	(56,810,294)	(55,953,976)
Net increase (decrease) in net assets from Trust share transactions	13,834,153	(4,567,451)	(11,540,577)
Total increase	18,516,443	58,104,436	5,880,422

NET ASSETS:
Beginning of period	268,389,025	210,284,589	204,404,167
End of period	$286,905,468	$268,389,025	$210,284,589
(a) Includes undistributed net investment income of	$—	$—	$290,135

See Notes to Financial Statements.

The TARGET Portfolio Trust	165

Statement of Changes in Net Assets (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$4,178,237	$3,415,311	$3,568,756
Net realized gain on investment and foreign currency transactions	20,691,600	14,672,477	26,237,541
Net change in unrealized appreciation (depreciation) on investments	5,182,497	44,093,729	(3,752,030)
Net increase in net assets resulting from operations	30,052,334	62,181,517	26,054,267
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(1,990,700)	(2,007,775)	(1,713,677)
Class T	(1,392,070)	(1,552,574)	(1,696,624)
Total dividends from net investment income	(3,382,770)	(3,560,349)	(3,410,301)
Trust share transactions (Note 6)
Net proceeds from shares sold	41,168,660	49,811,199	42,277,824
Net asset value of shares issued in reinvestment of dividends and distributions	3,341,125	3,507,985	3,357,595
Cost of shares reacquired	(48,448,223)	(61,015,500)	(55,169,925)
Net decrease in net assets from Trust share transactions	(3,938,438)	(7,696,316)	(9,534,506)
Total increase	22,731,126	50,924,852	13,109,460

NET ASSETS:
Beginning of period	264,639,656	213,714,804	200,605,344
End of period(a)	$287,370,782	$264,639,656	$213,714,804
(a) Includes undistributed net investment income of:	$3,342,244	$2,546,777	$2,691,815

See Notes to Financial Statements.

166	The TARGET Portfolio Trust

Statement of Changes in Net Assets (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(668,420)	$(194,102)	$(712,023)
Net realized gain on investment and foreign currency transactions	14,578,331	8,909,751	3,687,565
Net change in unrealized appreciation (depreciation) on investments	(16,552,662)	24,945,841	2,643,860
Net increase (decrease) in net assets resulting from operations	(2,642,751)	33,661,490	5,619,402
Trust share transactions (Note 6)
Net proceeds from shares sold	28,105,679	30,464,379	25,728,775
Cost of shares reacquired	(19,568,988)	(33,289,863)	(27,670,159)
Net increase (decrease) in net assets from Trust share transactions	8,536,691	(2,825,484)	(1,941,384)
Total increase	5,893,940	30,836,006	3,678,018

NET ASSETS:
Beginning of period	130,676,941	99,840,935	96,162,917
End of period	$136,570,881	$130,676,941	$99,840,935

See Notes to Financial Statements.

The TARGET Portfolio Trust	167

Statement of Changes in Net Assets (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$14,581,360	$18,548,643	$14,893,551
Net realized gain on investment and foreign currency transactions	183,845,928	126,968,598	34,081,657
Net change in unrealized appreciation (depreciation) on investments	(114,619,981)	285,000,897	48,128,206
Net increase in net assets resulting from operations	83,807,307	430,518,138	97,103,414
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(672,379)	(776,701)	(475,538)
Class T	(16,894,291)	(15,186,130)	(10,416,661)
Total dividends from net investment income	(17,566,670)	(15,962,831)	(10,892,199)
Distributions from net realized gains
Class R	(8,544,731)	(2,403,994)	(2,289,461)
Class T	(116,938,940)	(30,592,305)	(28,632,649)
Total distributions from net realized gains	(125,483,671)	(32,996,299)	(30,922,110)
Trust share transactions (Note 6)
Net proceeds from shares sold	389,878,196	421,010,529	338,281,653
Net asset value of shares issued in reinvestment of dividends and distributions	128,409,001	44,238,738	37,439,503
Cost of shares reacquired	(275,731,567)	(268,940,864)	(227,087,747)
Net increase in net assets from Trust share transactions	242,555,630	196,308,403	148,633,409
Total increase	183,312,596	577,867,411	203,922,514

NET ASSETS:
Beginning of period	1,741,825,329	1,163,957,918	960,035,404
End of period(a)	$1,925,137,925	$1,741,825,329	$1,163,957,918
(a) Includes undistributed net investment income of:	$9,541,475	$12,526,785	$9,770,053

See Notes to Financial Statements.

168	The TARGET Portfolio Trust

Statement of Changes in Net Assets (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$7,750,595	$6,984,177	$6,806,272
Net realized gain (loss) on investment and foreign currency transactions	8,291,004	12,174,474	(7,188,625)
Net change in unrealized appreciation (depreciation) on investments	(6,894,405)	60,817,098	18,376,721
Net increase in net assets resulting from operations	9,147,194	79,975,749	17,994,368
Dividends and Distributions (Note 1)
Dividends from net investment income
Class Q	(2,853,716)	(3,065,660)	(2,649,607)
Class R	(2,935,682)	(3,008,506)	(1,926,777)
Class T	(1,203,254)	(1,535,049)	(1,679,297)
Total dividends from net investment income	(6,992,652)	(7,609,215)	(6,255,681)
Trust share transactions (Note 6)
Net proceeds from shares sold	92,099,433	102,407,412	88,238,519
Net asset value of shares issued in reinvestment of dividends and distributions	6,979,844	7,582,919	6,222,967
Cost of shares reacquired	(49,641,561)	(84,338,457)	(63,003,945)
Net increase in net assets from Trust share transactions	49,437,716	25,651,874	31,457,541
Total increase	51,592,258	98,018,408	43,196,228

NET ASSETS:
Beginning of period	432,899,445	334,881,037	291,684,809
End of period(a)	$484,491,703	$432,899,445	$334,881,037
(a) Includes undistributed net investment income of:	$6,460,944	$5,703,001	$6,267,994

See Notes to Financial Statements.

The TARGET Portfolio Trust	169

Statement of Changes in Net Assets (continued)

	TOTAL RETURN BOND PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$3,404,131	$6,109,632	$9,360,151
Net realized gain (loss) on investment and foreign currency transactions	5,947,692	(3,687,956)	10,501,071
Net change in unrealized appreciation (depreciation) on investments	(2,643,996)	(10,791,655)	11,228,520
Net increase (decrease) in net assets resulting from operations	6,707,827	(8,369,979)	31,089,742
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(2,215,785)	(2,944,697)	(3,179,754)
Class T	(2,293,025)	(5,049,096)	(6,706,984)
Total dividends from net investment income	(4,508,810)	(7,993,793)	(9,886,738)
Distributions from net realized gains
Class R	—	(3,476,286)	—
Class T	—	(4,965,544)	—
Total distributions from net realized gains	—	(8,441,830)	—
Trust share transactions (Note 6)
Net proceeds from shares sold	85,223,262	143,822,780	154,665,652
Net asset value of shares issued in reinvestment of dividends and distributions	4,491,087	16,349,663	9,803,845
Cost of shares reacquired	(91,015,660)	(170,098,165)	(119,678,849)
Net increase (decrease) in net assets from Trust share transactions	(1,301,311)	(9,925,722)	44,790,648
Total increase (decrease)	897,706	(34,731,324)	65,993,652

NET ASSETS:
Beginning of period	413,697,353	448,428,677	382,435,025
End of period(a)	$414,595,059	$413,697,353	$448,428,677
(a) Includes undistributed net investment income of:	$—	$678,689	$2,029,705

See Notes to Financial Statements.

170	The TARGET Portfolio Trust

Statement of Changes in Net Assets (continued)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$2,110,469	$3,486,045	$4,425,201
Net realized gain (loss) on investment and foreign currency transactions	(2,536,795)	938,021	2,311,507
Net change in unrealized appreciation (depreciation) on investments	1,667,318	(6,553,715)	7,094,009
Net increase (decrease) in net assets resulting from operations	1,240,992	(2,129,649)	13,830,717
Dividends and Distributions (Note 1)
Dividends from net investment income
Class T	(2,614,268)	(3,200,021)	(7,110,257)
Distributions from net realized gains
Class T	(795,042)	(2,612,982)	(972,354)
Trust share transactions (Note 6)
Net proceeds from shares sold	22,544,679	25,377,628	24,370,801
Net asset value of shares issued in reinvestment of dividends and distributions	3,325,977	5,608,463	7,862,089
Cost of shares reacquired	(31,625,509)	(60,255,240)	(51,158,727)
Net decrease in net assets from Trust share transactions	(5,754,853)	(29,269,149)	(18,925,837)
Total decrease	(7,923,171)	(37,211,801)	(13,177,731)

NET ASSETS:
Beginning of period	131,981,100	169,192,901	182,370,632
End of period(a)	$124,057,929	$131,981,100	$169,192,901
(a) Includes undistributed net investment income of:	$416,114	$919,913	$186,813

See Notes to Financial Statements.

The TARGET Portfolio Trust	171

Statement of Changes in Net Assets (continued)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Nine Months Ended July 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$208,735	$602,983	$1,138,388
Net realized gain (loss) on investment and foreign currency transactions	1,358,669	(394,828)	830,161
Net change in unrealized appreciation (depreciation) on investments	(495,387)	(667,249)	(58,146)
Net increase (decrease) in net assets resulting from operations	1,072,017	(459,094)	1,910,403
Dividends and Distributions (Note 1)
Dividends from net investment income
Class T	(276,494)	(917,467)	(1,330,954)
Trust share transactions (Note 6)
Net proceeds from shares sold	7,279,189	11,870,969	18,518,112
Net asset value of shares issued in reinvestment of dividends and distributions	270,077	885,344	1,272,691
Cost of shares reacquired	(6,683,545)	(12,767,380)	(12,045,966)
Net increase (decrease) in net assets from Trust share transactions	865,721	(11,067)	7,744,837
Total increase (decrease)	1,661,244	(1,387,628)	8,324,286

NET ASSETS:
Beginning of period	42,217,721	43,605,349	35,281,063
End of period(a)	$43,878,965	$42,217,721	$43,605,349
(a) Includes undistributed net investment income of:	$25,216	$92,975	$91,041

See Notes to Financial Statements.

172	The TARGET Portfolio Trust

Notes to Financial Statements

The TARGET Portfolio Trust (the “Trust”) is an open-end management investment company. The Trust was established as a Delaware business trust on July 29, 1992 and consists of eight separate portfolios (the “Portfolio” or “Portfolios”). All the Portfolios are diversified, as defined under the Investment Company Act of 1940, as amended (“1940 Act”). Investment operations commenced on January 5, 1993.

The Trust’s fiscal year has changed from an annual reporting period that ends October 31 to one that ends July 31. This change should have no impact on the way the Trust is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year-end schedule.

The Portfolios and their investment objectives are as follows:

•	Large Capitalization Growth Portfolio (“Large Capitalization Growth”)—long-term capital appreciation.

•	Large Capitalization Value Portfolio (“Large Capitalization Value”)—total return consisting of capital appreciation and dividend income.

•	Small Capitalization Growth Portfolio (“Small Capitalization Growth”)—maximum capital appreciation.

•	Small Capitalization Value Portfolio (“Small Capitalization Value”)—above average capital appreciation.

•	International Equity Portfolio (“International Equity”)—capital appreciation.

•	Total Return Bond Portfolio (“Total Return Bond”)—total return consisting of current income and capital appreciation.

•	Intermediate-Term Bond Portfolio (“Intermediate-Term Bond”)—current income and reasonable stability of principal.

•	Mortgage Backed Securities Portfolio (“Mortgage Backed Securities”)—high current income primarily and capital appreciation secondarily, each to the extent consistent with the protection of capital.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Portfolios in the preparation of its financial statements.

Security Valuation: The Portfolios hold securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolios to utilize independent pricing vendor services, quotations from market makers, and

The TARGET Portfolio Trust	173

alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the tables following each Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

174	The TARGET Portfolio Trust

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Trust’s policy that its custodian or designated sub custodians under tri-party repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Sub- sequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Certain Portfolios entered into equity index futures contracts to gain market exposure. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

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Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Foreign Currency Contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward foreign currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gains or losses are realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Options: Certain Portfolios purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Short Sales: Certain Portfolios may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as

176	The TARGET Portfolio Trust

collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Swap Agreements: Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange traded swap, the Portfolio pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The TARGET Portfolio Trust	177

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between a Portfolio and the counterparty permits a Portfolio to offset amounts payable by a Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by a Portfolio to cover a Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Certain Portfolios are party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to a Portfolio is held in a segregated account by a Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by a Portfolio is segregated by a Portfolio’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by a Portfolio and the applicable counterparty. Collateral requirements are determined based on a Portfolio’s net position with each counterparty. Termination events applicable to a Portfolio may occur upon a decline in a Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Portfolio’s counterparties to elect early termination could impact a Portfolio’s future derivative activity.

178	The TARGET Portfolio Trust

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2014, the Portfolios have not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

The Portfolios invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on each Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2014 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Small Capitalization Growth
Equity contracts	Unaffiliated investments	$6,488	—	—

Small Capitalization Value
Equity contracts	—	$—	Due to broker for variation margin	$230,465	*

International Equity
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$598,106	—	—

The TARGET Portfolio Trust	179

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Total Return Bond
Interest rate contracts	Due to broker for variation margin	$216,525	*	Due to broker for variation margin	$267,368	*
Interest rate contracts	Payments made for swap agreements	917		Payments received for swap agreements	11,801
Interest rate contracts	Unrealized appreciation on over-the-counter swaps	101,128		Unrealized depreciation on over-the-counter swaps	135,083
Interest rate contracts	—	—		Options written	138,606
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	1,919,653		Unrealized depreciation on forward foreign currency exchange contracts	561,854
Foreign exchange contracts	—	—		Options written	7,662
Credit contracts	Due to broker for variation margin	19,475	*	—	—
Credit contracts	Payments made for swap agreements	41,090		Payments received for swap agreements	428,048
Credit contracts	Unrealized appreciation on over-the-counter swaps	489,113		Unrealized depreciation on over-the-counter swaps	10,674

Total		$2,787,901			$1,561,096

Intermediate-Term Bond
Interest rate contracts	Due from broker for variation margin	$777,922	*	Due from broker for variation margin	$489,355	*
Interest rate contracts	Unaffiliated investments	2,300		Options written	460
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	168,001		Unrealized depreciation on forward foreign currency exchange contracts	56,176
Credit contracts	Unrealized appreciation on over-the-counter swaps	338,568		Unrealized depreciation on over-the-counter swaps	54,912
Credit contracts	Payments made for swap agreements	179,848		Payments received for swap agreements	34,372

Total		$1,466,639			$635,275

Mortgage Backed Securities
Interest rate contracts	Due to broker for variation margin	$2,739	*	Due to broker for variation margin	$6,984	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-trade swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

180	The TARGET Portfolio Trust

The effects of derivative instruments on the Statement of Operations for the nine months ended July 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Options Purchased	Futures	Options Written	Swaps	Forward Currency Contracts	Total
Small Capitalization Value
Equity contracts	$—	$—	$—	$735,259	$—	$—	$—	$735,259

International Equity
Foreign exchange contracts	$—	$—	$—	$—	$—	$—	$(183,326)	$(183,326)
Equity contracts	224,744	—	—	—	—	—	—	224,744

Total	$224,744	$—	$—	$—	$—	$—	$(183,326)	$41,418

Total Return Bond
Interest rate contracts	$—	$—	$—	$1,405,338	$588,901	$(1,662,841)	$—	$331,398
Foreign exchange contracts	—	—	—	—	—	—	(514,186)	(514,186)
Credit contracts	—	—	—	—	1,958	376,138	—	378,096

Total	$—	$—	$—	$1,405,338	$590,859	$(1,286,703)	$(514,186)	$195,308

Intermediate-Term Bond
Interest rate contracts	$—	$—	$—	$(192,911)	$171,645	$(815,107)	$—	$(836,373)
Foreign exchange contracts	—	—	—	—	—	—	(421,955)	(421,955)
Credit contracts	—	—	—	—	—	(1,169,686)	—	(1,169,686)

Total	$—	$—	$—	$(192,911)	$171,645	$(1,984,793)	$(421,955)	$(2,428,014)

Mortgage Backed Securities
Interest rate contracts	$—	$—	$3,437	$134,348	$—	$—	$—	$137,785

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Options Purchased	Futures	Options Written	Swaps	Forward Currency Contracts	Total
Small Capitalization Growth
Equity contracts	$—	$(1,364)	$—	$—	$—	$—	$—	$(1,364)

Small Capitalization Value
Equity contracts	$—	$—	$—	$(253,185)	$—	$—	$—	$(253,185)

International Equity
Foreign exchange contracts	$—	$—	$—	$—	$—	$—	$814,382	$814,382

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Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Options Purchased	Futures	Options Written	Swaps	Forward Currency Contracts	Total
Total Return Bond
Interest rate contracts	$—	$—	$—	$(1,344,015)	$12,658	$270,017	$—	$(1,061,340)
Foreign exchange contracts	—	—	—	—	3,508	—	1,749,852	1,753,360
Credit contracts	—	—	—	—	(961)	239,833	—	238,872

Total	$—	$—	$—	$(1,344,015)	$15,205	$509,850	$1,749,852	$930,892

Intermediate-Term Bond
Interest rate contracts	$—	$—	$(14,108)	$(211,229)	$(18,620)	$287,036	$—	$43,079
Foreign exchange contracts	—	—	—	—	—	—	318,996	318,996
Credit contracts	—	—	—	—	—	878,313	—	878,313

Total	$—	$—	$(14,108)	$(211,229)	$(18,620)	$1,165,349	$318,996	$1,240,388

Mortgage Backed Securities
Interest rate contracts	$—	$—	$—	$17,541	$—	$—	$—	$17,541

For the nine months ended July 31, 2014, the average volume of derivative activities are as follows:

Portfolio	Options Purchased(1)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Forward foreign currency exchange purchase contracts(3)	Forward foreign currency exchange sale contracts(4)
Small Capitalization Value	$—	$4,714,678	$—	$—	$—
International Equity	—	—	—	5,267,390	32,543,077
Total Return Bond	—	416,571,089	—	37,179,975	91,108,781
Intermediate-Term Bond	12,306	51,260,755	33,252,674	7,311,722	16,057,698
Mortgage Backed Securities	—	1,672,058	2,962,030	—	—

Portfolio	Options Written(5)	Interest rate swap agreements(5)	Credit default swap agreements - Buy Protection(5)	Credit default swap agreements - Sell Protection(5)
Small Capitalization Value	$—	$—	$—	$—
International Equity	—	—	—	—
Total Return Bond	65,417,214	103,272,490	—	39,850,000
Intermediate-Term Bond	147,150,000	57,191,739	11,948,559	8,268,319
Mortgage Backed Securities	—	—	—	—

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date Payable.
(4)	Value at Settlement Date Receivable.
(5)	Notional Amount.

182	The TARGET Portfolio Trust

Securities Lending: The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to pur- chase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount of debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the Portfolio or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Certain Portfolios invest in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. All other Portfolios declare and pay a dividend from net investment income, if any, at least annually. Each Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on

The TARGET Portfolio Trust	183

ex-dividend date. Permanent book/ tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital, in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate tax-paying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The Portfolios have a tax year end of October 31st.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust’s manager is Prudential Investments LLC (“PI”). PI manages the investment operations of the Trust, administers the Trust’s affairs and is responsible for the selection, subject to review and approval of the Trustees, of the sub-advisers. PI supervises the sub-advisers’ performance of advisory services and makes recommendations to the Trustees as to whether the sub-advisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

The sub-advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the sub-advisers of the equity Portfolios—Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio and International Equity Portfolio—manages a portion of the assets of the respective Portfolios. In general, in order to maintain a division of assets between the advisers as deemed appropriate by PI, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the sub-advisers, as PI deems appropriate. In order to maintain an approximate allocation between the sub-advisers in the ratio deemed appropriate by PI, a periodic rebalancing of each sub-adviser’s share of Portfolio assets may occur to account for market fluctuations.

At July 31, 2014, the sub-advisers that provide subadvisory services are:

Portfolio	Adviser
Large Capitalization Growth	Brown Advisory, LLC and Massachusetts Financial Services Company (MFS)
Large Capitalization Value	NFJ Investment Group LLC, Hotchkis and Wiley Capital Management, LLC and Epoch Investment Partners, Inc.
Small Capitalization Growth	Eagle Asset Management and Emerald Mutual Fund Advisers Trust
Small Capitalization Value

NFJ Investment Group LLC, EARNEST Partners, LLC, Lee Munder Capital Group LLC, J.P. Morgan Investment Management, Inc., Sterling Capital Management LLC (effective January 21, 2014) and Vaughan Nelson Investment Management, L.P.

184	The TARGET Portfolio Trust

Portfolio	Adviser
International Equity	LSV Asset Management and Thornburg Investment Management, Inc.
Total Return Bond and Intermediate-Term Bond	Pacific Investment Management Company LLC
Mortgage Backed Securities	Wellington Management Company, LLP

The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each sub-adviser a fee for its services.

Portfolio	Contracted & Effective Management Fee
Large Capitalization Growth	0.60%
Large Capitalization Value	0.60%
Small Capitalization Growth	0.60%
Small Capitalization Value	0.60%
International Equity	0.70%
Total Return Bond	0.45%
Intermediate-Term Bond	0.45%
Mortgage Backed Securities	0.45%

The Trust has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class Q, Class R and Class T shares of the Trust. The Trust compensates PIMS for distributing and servicing the Trust’s Class R shares, pursuant to the plan of distribution (the “Class R Plan”), regardless of expenses actually incurred by PIMS. The distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class T shares of the Trust.

Pursuant to the Class A Plan for Small Capitalization Value, the Trust compensates PIMS for distribution related activities at an annual rate of up to 0.30% of the average daily net assets of the Class A shares. For the nine months ended July 31, 2014, PIMS has contractually agreed to limit such fees to 0.25% of the average daily net assets of the Class A shares through November 30, 2015.

Pursuant to the Class R Plan, the Trust compensates PIMS for distribution related activities at an annual rate of up to 0.75% of the average daily net assets of the Class R shares. For the nine months ended July 31, 2014, PIMS has contractually agreed to limit such fees to 0.50% of the average daily net assets of the Class R shares through November 30, 2015.

PIMS has advised the Trust that it received $100 in front-end sales charges resulting from sales of Small Capitalization Value Class A shares during the nine months ended July 31, 2014. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distributions costs.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates where applicable.

The TARGET Portfolio Trust	185

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Trust’s security lending agent. For the nine months ended July 31, 2014, PIM was compensated for these services by the following Portfolios of the Trust:

Portfolio	PIM
Large Capitalization Growth	$4,208
Large Capitalization Value	4,112
Small Capitalization Growth	53,180
Small Capitalization Value	247,246
International Equity	7,482

Certain Portfolios invest in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the nine months ended July 31, 2014, were as follows:

Portfolio	Purchases	Sales
Large Capitalization Growth . . .	$57,932,125	$62,035,916
Large Capitalization Value . . .	64,205,554	69,637,092
Small Capitalization Growth	106,897,262	99,517,260
Small Capitalization Value . . .	921,051,614	773,603,780
International Equity . . .	143,076,569	101,642,674
Total Return Bond . . .	1,546,067,610	1,473,833,794
Intermediate-Term Bond	50,611,267	71,607,875
Mortgage Backed Securities	454,021,365	453,184,571

Transactions in options written during the nine months ended July 31, 2014, were as follows:

Intermediate-Term Bond	Notional Amount (000)	Premium Received
Options outstanding at October 31, 2013	20,400	$76,659
Written options	206,300	114,869
Expired options	(41,400)	(168,726)
Closed options	(1,300)	(2,931)

Options outstanding at July 31, 2014	184,000	$19,871

Total Return Bond	Notional Amount (000)	Premium Received
Options outstanding at October 31, 2013	55,100	$108,799
Written options	285,180	609,080
Expired options	(135,480)	(515,548)
Closed options	(174,400)	(660)

Options outstanding at July 31, 2014	30,400	$201,671

186	The TARGET Portfolio Trust

Note 5. Tax Information

The Portfolios have a tax year end of October 31st.

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income or loss, accumulated net realized gains or losses and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income or loss, accumulated net realized gains or losses and paid-in capital in excess of par.

For the tax year ended October 31, 2013 the adjustments were as follows:

	Undistributed Net Investment Income or Loss	Accumulated Net Gains or Losses	Paid-In Capital In Excess of Par
Large Capitalization Growth(a)	$3,155	$(3,155)	$—
Small Capitalization Growth(b),(h)	210,624	5,507	(216,131)
Small Capitalization Value(f),(g),(h)	170,920	(170,920)	—
International Equity(a)	60,045	(60,045)	—
Total Return Bond(a),(c),(d),(e),(g)	533,145	(533,145)	—
Intermediate-Term Bond(a),(c),(d),(e),(g)	447,076	(447,076)	—
Mortgage Backed Securities(c),(e)	316,418	(316,418)	—

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of net operating loss.
(c)	Reclassification of swap income.
(d)	Reclassification of income from defaulted securities.
(e)	Reclassification of paydowns.
(f)	Reclassification of PFIC adjustments.
(g)	Redesignation of dividends paid.
(h)	Other book to tax differences.

Net investment income or loss, net realized gains or losses and net assets were not affected by these adjustments.

For the tax year ended October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
Large Capitalization Growth	$830,181	$—	$830,181
Large Capitalization Value	3,560,349	—	3,560,349
Small Capitalization Value	15,955,447	33,003,683	48,959,130
International Equity	7,609,215	—	7,609,215
Total Return Bond	16,435,623	—	16,435,623
Intermediate-Term Bond	5,813,003	—	5,813,003
Mortgage Backed Securities	917,467	—	917,467

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For the tax year ended October 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
Large Capitalization Growth	$302,875	$—	$302,875
Large Capitalization Value	3,410,301	—	3,410,301
Small Capitalization Value	12,448,988	29,365,321	41,814,309
International Equity	6,255,681	—	6,255,681
Total Return Bond	9,886,738	—	9,886,738
Intermediate-Term Bond	7,113,091	969,520	8,082,611
Mortgage Backed Securities	1,330,954	—	1,330,954

For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

As of the latest tax year ended October 31, 2013, the Portfolios had the following amounts of accumulated undistributed earnings on a tax basis:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Large Capitalization Growth	$—	$13,856,393
Large Capitalization Value	2,550,851	—
Small Capitalization Value	41,277,287	95,536,357
International Equity	6,322,024	—
Total Return Bond	1,086,358	—
Intermediate-Term Bond	723,505	792,783
Mortgage Backed Securities	98,351	—

These amounts may differ from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences. The other cost basis adjustments were primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Portfolios are permitted to carryforward capital losses realized on or after November 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to tax years ended before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following Portfolios utilized capital loss carryforward to offset net taxable gains realized in the tax year ended October 31, 2013 of approximately:

Large Capitalization Growth	$20,877,000
Large Capitalization Value	13,191,000
Small Capitalization Growth	8,787,000
International Equity	12,049,000

188	The TARGET Portfolio Trust

No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

As of the latest tax year ended October 31, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:
Total Return Bond	$2,695,000
Mortgage Backed Securities	692,000
Pre-Enactment Losses:

	Expiring October 31,
	2014	2015	2016	2017	2018	2019	Total
Large Capitalization Value	$—	$—	$—	$47,132,000	$221,000	$—	$47,353,000
Small Capitalization Growth	—	—	—	16,815,000	—	—	16,815,000
International Equity	—	—	—	26,195,000	—	2,738,000	28,933,000
Mortgage Backed Securities	807,000	900,000	531,000	958,000	—	—	3,196,000

The Large Capitalization Growth and Small Capitalization Growth Portfolios elected to treat certain late-year ordinary income losses of approximately $600,000 and $501,000 as having been incurred in the following tax year (October 31, 2014).

The United States federal income tax basis of the Portfolios’ investments and the net unrealized appreciation/ depreciation as of July 31, 2014 were as follows:

	Tax Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Large Capitalization Growth	$223,201,500	$80,344,934	$(1,821,646)	$78,523,288
Large Capitalization Value	236,016,167	68,961,515	(2,283,767)	66,677,748
Small Capitalization Growth	131,299,624	30,011,112	(5,128,372)	24,882,740
Small Capitalization Value	1,749,739,273	403,170,912	(49,322,343)	353,848,569
International Equity	428,213,994	81,284,072	(21,499,958)	59,784,114
Total Return Bond	455,034,068	7,791,268	(3,602,197)	4,189,071
Intermediate-Term Bond	123,792,255	1,704,176	(1,442,842)	261,334
Mortgage Backed Securities	78,875,900	601,914	(197,348)	404,566

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The TARGET Portfolio Trust	189

Note 6. Capital

The Trust has authorized an unlimited number of beneficial interest at $.001 par value per share. As of July 31, 2014, Prudential through its affiliates owned 381 shares of Small Cap Value Class A shares and 85 shares of International Equity Class Q shares.

Transactions in shares of beneficial interest were as follows:

	Class R		Class T
	Shares	Amount	Shares	Amount
Large Capitalization Growth
Nine Months Ended July 31, 2014:
Sold	2,006,247	$38,474,347	183,185	$3,537,861
Reinvested	500,784	9,234,450	239,310	4,472,695
Redeemed	(1,553,564)	(29,767,160)	(623,393)	(12,118,040)

Net Increase (Decrease)	953,467	$17,941,637	(200,898)	$(4,107,484)

Year Ended October 31, 2013:
Sold	2,704,253	$44,964,560	382,770	$6,469,263
Reinvested	18,401	274,592	35,371	534,428
Redeemed	(2,263,017)	(38,103,116)	(1,125,910)	(18,707,178)

Net Increase (Decrease)	459,637	$7,136,036	(707,769)	$(11,703,487)

Year Ended October 31, 2012:
Sold	2,675,452	$38,594,842	381,843	$5,525,796
Reinvested	—	—	22,196	292,761
Redeemed	(2,189,173)	(32,018,220)	(1,652,885)	(23,935,756)

Net Increase (Decrease)	486,279	$6,576,622	(1,248,846)	$(18,117,199)

Large Capitalization Value
Nine Months Ended July 31, 2014:
Sold	2,563,959	$38,384,401	188,755	$2,784,259
Reinvested	137,860	1,990,700	93,326	1,350,425
Redeemed	(2,342,647)	(35,285,786)	(876,391)	(13,162,437)

Net Increase (Decrease)	359,172	$5,089,315	(594,310)	$(9,027,753)

Year Ended October 31, 2013:
Sold	3,508,690	$43,966,355	466,834	$5,844,844
Reinvested	182,029	2,007,775	135,889	1,500,210
Redeemed	(3,252,888)	(40,693,776)	(1,649,737)	(20,321,724)

Net Increase (Decrease)	437,831	$5,280,354	(1,047,014)	$(12,976,670)

Year Ended October 31, 2012:
Sold	3,531,512	$37,077,078	499,304	$5,200,746
Reinvested	180,008	1,713,677	172,499	1,643,918
Redeemed	(3,180,267)	(33,167,122)	(2,105,961)	(22,002,803)

Net Increase (Decrease)	531,253	$5,623,633	(1,434,158)	$(15,158,139)

190	The TARGET Portfolio Trust

			Class R		Class T
			Shares	Amount	Shares	Amount
Small Capitalization Growth
Nine Months Ended July 31, 2014:
Sold			1,586,487	$25,143,311	180,333	$2,962,368
Redeemed			(857,638)	(13,604,792)	(362,048)	(5,964,196)

Net Increase (Decrease)			728,849	$11,538,519	(181,715)	$(3,001,828)

Year Ended October 31, 2013:
Sold			1,853,306	$25,101,360	390,056	$5,363,019
Redeemed			(1,683,289)	(23,198,872)	(730,252)	(10,090,991)

Net Increase (Decrease)			170,017	$1,902,488	(340,196)	$(4,727,972)

Year Ended October 31, 2012:
Sold			2,145,277	$24,346,971	118,408	$1,381,804
Redeemed			(1,487,832)	(17,143,493)	(900,516)	(10,526,666)

Net Increase (Decrease)			657,445	$7,203,478	(782,108)	$(9,144,862)

	Class A*
	Shares	Amount
Small Capitalization Value
Nine Months Ended July 31, 2014:
Sold	471	$12,400	1,662,898	$44,575,334	12,761,686	$345,290,462
Reinvested	—	—	356,699	9,217,111	4,591,367	119,191,890
Redeemed	—	—	(932,848)	(25,049,614)	(9,251,729)	(250,681,953)

Net Increase (Decrease)	471	$12,400	1,086,749	$28,742,831	8,101,324	$213,800,399

Year Ended October 31, 2013:
Sold	—	$—	1,560,059	$37,559,057	16,009,439	$383,451,472
Reinvested	—	—	152,585	3,180,695	1,961,190	41,058,043
Redeemed	—	—	(1,362,581)	(32,425,818)	(9,886,028)	(236,515,046)

Net Increase (Decrease)	—	$—	350,063	$8,313,934	8,084,601	$187,994,469

Year Ended October 31, 2012:
Sold	—	$—	1,472,289	$30,253,286	14,754,767	$308,028,367
Reinvested	—	—	144,011	2,764,999	1,799,403	34,674,504
Redeemed	—	—	(1,094,238)	(22,327,838)	(9,865,547)	(204,759,909)

Net Increase (Decrease)	—	$—	522,062	$10,690,447	6,688,623	$137,942,962

*	Commencement of operations was February 14, 2014.

The TARGET Portfolio Trust	191

	Class Q		Class R		Class T
	Shares	Amount	Shares	Amount	Shares	Amount
International Equity
Nine Months Ended July 31, 2014:
Sold	1,392,012	$19,186,040	5,060,946	$69,540,605	245,365	$3,372,788
Reinvested	215,537	2,853,716	221,896	2,935,682	89,913	1,190,446
Redeemed	(302,593)	(4,168,378)	(2,683,311)	(37,025,127)	(613,177)	(8,448,056)

Net Increase (Decrease)	1,304,956	$17,871,378	2,599,531	$35,451,160	(277,899)	$(3,884,822)

Year Ended October 31, 2013:
Sold	1,344,682	$16,686,727	6,394,524	$79,080,586	540,350	$6,640,099
Reinvested	263,373	3,065,660	258,463	3,008,506	129,618	1,508,753
Redeemed	(1,308,008)	(16,441,113)	(4,031,434)	(50,251,263)	(1,447,300)	(17,646,081)

Net Increase (Decrease)	300,047	$3,311,274	2,621,553	$31,837,829	(777,332)	$(9,497,229)

Year Ended October 31, 2012:
Sold	1,461,319	$15,723,472	6,286,224	$67,415,282	471,658	$5,099,765
Reinvested	257,744	2,649,607	187,430	1,926,776	160,173	1,646,584
Redeemed	(927,356)	(10,043,345)	(3,236,126)	(35,320,778)	(1,628,359)	(17,639,822)

Net Increase (Decrease)	791,707	$8,329,734	3,237,528	$34,021,280	(996,528)	$(10,893,473)

Total Return Bond
Nine Months Ended July 31, 2014:
Sold			5,902,908	$64,395,668	1,897,396	$20,827,594
Reinvested			203,409	2,215,784	207,127	2,275,303
Redeemed			(3,362,520)	(36,703,521)	(4,945,713)	(54,312,139)

Net Increase (Decrease)			2,743,797	$29,907,931	(2,841,190)	$(31,209,242)

Year Ended October 31, 2013:
Sold			8,477,418	$93,840,129	4,437,394	$49,982,651
Reinvested			572,923	6,420,983	879,544	9,928,680
Redeemed			(4,674,691)	(51,655,857)	(10,705,223)	(118,442,308)

Net Increase (Decrease)			4,375,650	$48,605,255	(5,388,285)	$(58,530,977)

Year Ended October 31, 2012:
Sold			7,506,147	$84,111,907	6,238,035	$70,553,745
Reinvested			283,381	3,179,749	585,596	6,624,096
Redeemed			(3,718,301)	(41,754,260)	(6,894,779)	(77,924,589)

Net Increase (Decrease)			4,071,227	$45,537,396	(71,148)	$(746,748)

192	The TARGET Portfolio Trust

	Class T
	Shares	Amount
Intermediate-Term Bond
Nine Months Ended July 31, 2014:
Sold	2,219,687	$22,544,679
Reinvested	328,410	3,325,977
Redeemed	(3,113,343)	(31,625,509)

Net Increase (Decrease)	(565,246)	$(5,754,853)

Year Ended October 31, 2013:
Sold	2,423,486	$25,377,628
Reinvested	530,434	5,608,463
Redeemed	(5,738,289)	(60,255,240)

Net Increase (Decrease)	(2,784,369)	$(29,269,149)

Year Ended October 31, 2012:
Sold	2,304,922	$24,370,801
Reinvested	752,883	7,862,089
Redeemed	(4,835,106)	(51,158,727)

Net Increase (Decrease)	(1,777,301)	$(18,925,837)

Mortgage Backed Securities
Nine Months Ended July 31, 2014:
Sold	690,515	$7,279,189
Reinvested	25,703	270,077
Redeemed	(634,522)	(6,683,545)

Net Increase (Decrease)	81,696	$865,721

Year Ended October 31, 2013:
Sold	1,119,386	$11,870,969
Reinvested	83,488	885,344
Redeemed	(1,208,287)	(12,767,380)

Net Increase (Decrease)	(5,413)	$(11,067)

Year Ended October 31, 2012:
Sold	1,720,443	$18,518,112
Reinvested	117,867	1,272,691
Redeemed	(1,115,271)	(12,045,966)

Net Increase (Decrease)	723,039	$7,744,837

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of .08% of the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The TARGET Portfolio Trust	193

The following Portfolios utilized the line of credit during the nine months ended July 31, 2014. The average balance outstanding is for the number of days that each Portfolio had an outstanding balance.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at July 31, 2014
Large Capitalization Growth	$538,000	1.42%	6	$—
Large Capitalization Value	352,000	1.42%	7	—
Small Capitalization Growth	410,000	1.42%	2	—

194	The TARGET Portfolio Trust

Financial Highlights

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class R
	Nine Months Ended July 31, 2014(b)(f)		Year Ended October 31,
			2013	2012(b)	2011(b)	2010(b)	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.10		$14.70	$13.56	$12.76	$10.85	$10.11
Income (loss) from investment operations
Net investment income (loss)	(.07)		(.03)	(.01)	(.01)	(.01)	.05
Net realized and unrealized gain on investments	1.31		4.46	1.15	.81	1.96	.76
Total from investment operations	1.24		4.43	1.14	.80	1.95	.81
Less dividends and distributions
Dividends from net investment income	—		(.03)	—	—	(.04)	(.07)
Distributions from net realized gains	(.98)		—	—	—	—	—
Total dividends and distributions	(.98)		(.03)	—	—	(.04)	(.07)
Net asset value, end of period	$19.36		$19.10	$14.70	$13.56	$12.76	$10.85

TOTAL RETURN(a)	6.77%		30.20%	8.41%	6.27%	17.99%	8.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$197,019		$176,200	$128,828	$112,255	$99,676	$70,097
Average net assets (000)	$187,703		$152,695	$121,998	$109,325	$84,636	$54,036
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	1.31	%(d)	1.31%	1.32%	1.34%	1.33%	1.36%
Expenses before waivers and/or expense reimbursements	1.56	%(d)	1.56%	1.57%	1.59%	1.58%	1.61%
Net investment income (loss)	(.48	)%(d)	(.22)%	(.07)%	(.08)%	(.08)%	.28%
Portfolio turnover rate	21	%(e)	92%	70%	97%	171%	243%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not Annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

The TARGET Portfolio Trust	195

Financial Highlights (continued)

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Nine Months Ended July 31, 2014(b)(f)		Year Ended October 31,
			2013	2012(b)	2011(b)	2010(b)	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.33		$14.87	$13.70	$12.86	$10.93	$10.19
Income (loss) from investment operations
Net investment income	—	(g)	.09	.06	.06	.05	.10
Net realized and unrealized gain on investments	1.33		4.47	1.16	.82	1.97	.76
Total from investment operations	1.33		4.56	1.22	.88	2.02	.86
Less dividends and distributions
Dividends from net investment income	—		(.10)	(.05)	(.04)	(.09)	(.12)
Distributions from net realized gains	(.98)		—	—	—	—	—
Total dividends and distributions	(.98)		(.10)	(.05)	(.04)	(.09)	(.12)
Net asset value, end of period	$19.68		$19.33	$14.87	$13.70	$12.86	$10.93

TOTAL RETURN(a)	7.17%		30.89%	8.92%	6.83%	18.55%	8.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$89,886		$92,189	$81,456	$92,149	$110,550	$124,122
Average net assets (000)	$92,345		$85,289	$87,434	$102,690	$116,806	$123,629
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	.81	%(d)	.81%	.82%	.84%	.83%	.86%
Expenses before waivers and/or expense reimbursements	.81	%(d)	.81%	.82%	.84%	.83%	.86%
Net investment income	.03	%(d)	.32%	.44%	.44%	.45%	.84%
Portfolio turnover rate	21	%(e)	92%	70%	97%	171%	243%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not Annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(g)	Less than $0.005 per share.

See Notes to Financial Statements.

196	The TARGET Portfolio Trust

Financial Highlights (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class R
	Nine Months Ended July 31,		Year Ended October 31,
	2014(b)(f)		2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$14.15		$11.06	$9.92	$9.73	$8.79	$8.78
Income (loss) from investment operations
Net investment income	.20		.16	.16	.13	.11	.15
Net realized and unrealized gain on investments	1.38		3.10	1.13	.18	.98	.13
Total from investment operations	1.58		3.26	1.29	.31	1.09	.28
Less dividends from net investment income	(.16)		(.17)	(.15)	(.12)	(.15)	(.27)
Net asset value, end of period	$15.57		$14.15	$11.06	$9.92	$9.73	$8.79

TOTAL RETURN(a)	11.25%		29.86%	13.23%	3.19%	12.45%	3.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$198,729		$175,554	$132,434	$113,434	$97,308	$70,291
Average net assets (000)	$189,796		$153,243	$121,917	$108,407	$84,613	$53,491
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	1.29	%(d)	1.30%	1.31%	1.33%	1.31%	1.33%
Expenses before waivers and/or expense reimbursements	1.54	%(d)	1.55%	1.56%	1.58%	1.56%	1.58%
Net investment income	1.83	%(d)	1.25%	1.53%	1.30%	1.21%	1.96%
Portfolio turnover rate	23	%(e)	37%	75%	43%	32%	104%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not Annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

The TARGET Portfolio Trust	197

Financial Highlights (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class T
	Nine Months Ended July 31,		Year Ended October 31,
	2014(b)(f)		2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$14.23		$11.12	$9.97	$9.78	$8.83	$8.82
Income (loss) from investment operations
Net investment income	.26		.22	.21	.18	.16	.20
Net realized and unrealized gain on investments	1.38		3.11	1.14	.18	.98	.12
Total from investment operations	1.64		3.33	1.35	.36	1.14	.32
Less dividends from net investment income	(.22)		(.22)	(.20)	(.17)	(.19)	(.31)
Net asset value, end of period	$15.65		$14.23	$11.12	$9.97	$9.78	$8.83

TOTAL RETURN(a)	11.68%		30.48%	13.86%	3.62%	13.00%	4.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$88,642		$89,086	$81,281	$87,171	$109,097	$128,187
Average net assets (000)	$90,336		$84,172	$84,322	$99,621	$119,520	$129,379
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	.79	%(d)	.80%	.81%	.83%	.81%	.83%
Expenses before waivers and/or expense reimbursements	.79	%(d)	.80%	.81%	.83%	.81%	.83%
Net investment income	2.35	%(d)	1.77%	2.03%	1.80%	1.74%	2.64%
Portfolio turnover rate	23	%(e)	37%	75%	43%	32%	104%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not Annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

198	The TARGET Portfolio Trust

Financial Highlights (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class R
	Nine Months Ended July 31,		Year Ended October 31,
	2014(f)(g)		2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$15.42		$11.56	$10.97	$9.66	$7.71	$7.17
Income (loss) from investment operations
Net investment loss	(.10)		(.04)	(.09)	(.07)	(.05)	(.04)
Net realized and unrealized gain (loss) on investments	(.18)		3.90	.68	1.38	2.00	.58
Total from investment operations	(.28)		3.86	.59	1.31	1.95	.54
Capital Contributions	—		—	—	—	— (c)	—
Net asset value, end of period	$15.14		$15.42	$11.56	$10.97	$9.66	$7.71

TOTAL RETURN(a)	(1.82)%		33.39%	5.38%	13.56%	25.29%	7.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$95,752		$86,336	$62,731	$52,325	$41,025	$28,129
Average net assets (000)	$93,696		$75,602	$57,399	$47,547	$35,238	$22,037
Ratios to average net assets(b)
Expenses after waivers and/or expense reimbursements	1.39	%(d)	1.38%	1.42%	1.44%	1.46%	1.52%
Expenses before waivers and/or expense reimbursements	1.64	%(d)	1.63%	1.67%	1.69%	1.71%	1.77%
Net investment loss	(.81	)%(d)	(.35)%	(.93)%	(.80)%	(.72)%	(.77)%
Portfolio turnover rate	74	%(e)	50%	71%	92%	64%	92%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than one full year are not annualized.
(b)	Does not include expenses of the underlying fund in which the Portfolio invests.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Not Annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(g)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements.

The TARGET Portfolio Trust	199

Financial Highlights (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Nine Months Ended July 31,		Year Ended October 31,
	2014(f)(g)		2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$15.96		$11.90	$11.24	$9.84	$7.82	$7.25
Income (loss) from investment operations
Net investment income (loss)	(.04)		.03	(.04)	(.02)	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	(.20)		4.03	.70	1.42	2.03	.60
Total from investment operations	(.24)		4.06	.66	1.40	2.02	.58
Less dividends from net investment income	—		—	—	—	—	(.01)
Capital Contributions	—		—	—	—	— (c)	—
Net asset value, end of period	$15.72		$15.96	$11.90	$11.24	$9.84	$7.82

TOTAL RETURN(a)	(1.50)%		34.12%	5.87%	14.23%	25.83%	8.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$40,819		$44,341	$37,110	$43,838	$51,777	$52,671
Average net assets (000)	$44,372		$41,144	$40,486	$50,339	$53,128	$51,109
Ratios to average net assets(b)
Expenses after waivers and/or expense reimbursements	.89	%(d)	.88%	.92%	.94%	.96%	1.02%
Expenses before waivers and/or expense reimbursements	.89	%(d)	.88%	.92%	.94%	.96%	1.02%
Net investment income (loss)	(.31	)%(d)	.17%	(.44)%	(.29)%	(.18)%	(.26)%
Portfolio turnover rate	74	%(e)	50%	71%	92%	64%	92%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than one full year are not annualized.
(b)	Does not include expenses of the underlying fund in which the Portfolio invests.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Not Annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(g)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements.

200	The TARGET Portfolio Trust

Financial Highlights (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class A
	February 14(d) through July 31, 2014(b)(g)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$26.26
Income (loss) from investment operations
Net investment income	.09
Net realized and unrealized gain on investments	.35
Total from investment operations	.44
Net asset value, end of period	$26.70

TOTAL RETURN(a)	1.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$13
Average net assets (000)	$12
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	.93	%(e)
Expenses before waivers and/or expense reimbursements	.98	%(e)
Net investment income	.74	%(e)
Portfolio turnover rate	42	%(f)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Commencement of operations.
(e)	Annualized.
(f)	Not Annualized.
(g)	For the period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

The TARGET Portfolio Trust	201

Financial Highlights (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class R
	Nine Months Ended July 31,		Year Ended October 31,
	2014(b)(f)		2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$27.48		$21.21	$20.17	$18.80	$15.41	$14.10
Income (loss) from investment operations
Net investment income	.11		.20	.19	.11	.10	.13
Net realized and unrealized gain on investments	.98		6.87	1.65	1.35	3.41	1.42
Total from investment operations	1.09		7.07	1.84	1.46	3.51	1.55
Less dividends and distributions
Dividends from net investment income	(.15)		(.19)	(.14)	(.09)	(.12)	(.16)
Distributions from net realized gains	(1.91)		(.61)	(.66)	—	—	(.08)
Total dividends and distributions	(2.06)		(.80)	(.80)	(.09)	(.12)	(.24)
Net asset value, end of period	$26.51		$27.48	$21.21	$20.17	$18.80	$15.41

TOTAL RETURN(a)	4.17%		34.55%	9.51%	7.75%	22.93%	11.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$143,655		$119,047	$84,483	$69,790	$52,587	$33,574
Average net assets (000)	$134,383		$99,668	$76,205	$63,352	$43,680	$26,425
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	1.18	%(d)	1.17%	1.18%	1.21%	1.26%	1.30%
Expenses before waivers and/or expense reimbursements	1.43	%(d)	1.42%	1.43%	1.46%	1.51%	1.55%
Net investment income	.54	%(d)	.83%	.92%	.55%	.57%	.96%
Portfolio turnover rate	42	%(e)	40%	37%	44%	33%	48%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not Annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

202	The TARGET Portfolio Trust

Financial Highlights (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class T
	Nine Months Ended July 31,		Year Ended October 31,
	2014(b)(f)		2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$27.71		$21.39	$20.33	$18.95	$15.51	$14.21
Income (loss) from investment operations
Net investment income	.21		.32	.29	.22	.19	.20
Net realized and unrealized gain on investments	1.00		6.91	1.67	1.34	3.45	1.41
Total from investment operations	1.21		7.23	1.96	1.56	3.64	1.61
Less dividends and distributions
Dividends from net investment income	(.28)		(.30)	(.24)	(.18)	(.20)	(.23)
Distributions from net realized gains	(1.91)		(.61)	(.66)	—	—	(.08)
Total dividends and distributions	(2.19)		(.91)	(.90)	(.18)	(.20)	(.31)
Net asset value, end of period	$26.73		$27.71	$21.39	$20.33	$18.95	$15.51

TOTAL RETURN(a)	4.60%		35.16%	10.11%	8.22%	23.64%	11.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$1,781,471		$1,622,779	$1,079,475	$890,245	$800,761	$538,202
Average net assets (000)	$1,782,968		$1,342,995	$1,000,086	$872,587	$674,452	$439,058
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	.68	%(d)	.67%	.68%	.71%	.76%	.80%
Expenses before waivers and/or expense reimbursements	.68	%(d)	.67%	.68%	.71%	.76%	.80%
Net investment income	1.05	%(d)	1.32%	1.42%	1.06%	1.07%	1.46%
Portfolio turnover rate	42	%(e)	40%	37%	44%	33%	48%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not Annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

The TARGET Portfolio Trust	203

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class Q
	Nine Months Ended July 31,		Year Ended October 31,		March 1, 2011(b), through October 31, 2011(e)
	2014(e)(g)		2013(e)	2012(e)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$13.77		$11.42	$11.10	$12.56
Income (loss) from investment operations
Net investment income	.26		.27	.27	.26
Net realized and unrealized gain (loss) on investments	.04		2.37	.32	(1.72)
Total from investment operations	.30		2.64	.59	(1.46)
Less dividends from net investment income	(.26)		(.29)	(.27)	—
Net asset value, end of period	$13.81		$13.77	$11.42	$11.10

TOTAL RETURN(a)	2.26%		23.57%	5.60%	(11.62)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$167,988		$149,490	$120,574	$108,378
Average net assets (000)	$159,618		$135,226	$110,908	$94,827
Ratios to average net assets(f)
Expenses after waivers and/or expense reimbursements	.81	%(c)	.82%	.84%	.87	%(c)
Expenses before waivers and/or expense reimbursements	.81	%(c)	.82%	.84%	.87	%(c)
Net investment income	2.55	%(c)	2.15%	2.51%	3.21	%(c)
Portfolio turnover rate	23	%(d)	26%	16%	19	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of offering.
(c)	Annualized.
(d)	Not Annualized.
(e)	Calculated based upon average shares outstanding during the period.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.
(g)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

204	The TARGET Portfolio Trust

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class R
	Nine Months Ended July 31,		Year Ended October 31,
	2014(b)(f)		2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$13.69		$11.36	$11.02	$11.84	$10.78	$8.99
Income (loss) from investment operations
Net investment income	.20		.19	.21	.22	.14	.13
Net realized and unrealized gain (loss) on investments	.04		2.36	.32	(.90)	1.00	2.08
Total from investment operations	.24		2.55	.53	(.68)	1.14	2.21
Less dividends from net investment income	(.18)		(.22)	(.19)	(.14)	(.11)	(.42)
Capital Contributions(g)	—		—	—	—	.03	—
Net asset value, end of period	$13.75		$13.69	$11.36	$11.02	$11.84	$10.78

TOTAL RETURN(a)	1.82%		22.83%	5.01%	(5.84)%	10.93%	26.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$251,908		$215,215	$148,857	$108,715	$79,234	$57,184
Average net assets (000)	$237,069		$179,681	$125,953	$93,879	$68,032	$43,233
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	1.42	%(d)	1.44%	1.45%	1.48%	1.54%	1.51%
Expenses before waivers and/or expense reimbursements	1.67	%(d)	1.69%	1.70%	1.73%	1.79%	1.76%
Net investment income	1.97	%(d)	1.53%	1.91%	1.87%	1.29%	1.46%
Portfolio turnover rate	23	%(e)	26%	16%	19%	41%	38%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not Annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(g)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeds involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

The TARGET Portfolio Trust	205

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class T
	Nine Months Ended July 31,		Year Ended October 31,
	2014(b)(f)		2013(b)	2012(b)	2011(b)	2010(b)	2009(b)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$13.75		$11.41	$11.08	$11.90	$10.83	$9.03
Income (loss) from investment operations
Net investment income	.25		.25	.26	.30	.19	.17
Net realized and unrealized gain (loss) on investments	.05		2.37	.32	(.93)	1.01	2.10
Total from investment operations	.30		2.62	.58	(.63)	1.20	2.27
Less dividends from net investment income	(.25)		(.28)	(.25)	(.19)	(.16)	(.47)
Capital Contributions(g)	—		—	—	—	.03	—
Net asset value, end of period	$13.80		$13.75	$11.41	$11.08	$11.90	$10.83

TOTAL RETURN(a)	2.22%		23.39%	5.52%	(5.36)%	11.45%	26.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$64,595		$68,194	$65,450	$74,592	$98,978	$119,006
Average net assets (000)	$67,125		$65,268	$67,572	$112,082	$106,108	$110,053
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	.92	%(d)	.94%	.95%	.98%	1.04%	1.01%
Expenses before waivers and/or expense reimbursements	.92	%(d)	.94%	.95%	.98%	1.04%	1.01%
Net investment income	2.41	%(d)	2.02%	2.39%	2.47%	1.75%	1.94%
Portfolio turnover rate	23	%(e)	26%	16%	19%	41%	38%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	Annualized.
(e)	Not Annualized.
(f)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(g)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeds involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

206	The TARGET Portfolio Trust

Financial Highlights (continued)

	TOTAL RETURN BOND PORTFOLIO
	Class R
	Nine Months Ended July 31,		Year Ended October 31,
	2014(i)		2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.92		$11.51	$10.94	$11.34	$10.93	$9.86
Income (loss) from investment operations
Net investment income	.07		.12	.21	.26	.30	.42
Net realized and unrealized gain (loss) on investments	.08		(.33)	.59	(.03)	.68	1.82
Total from investment operations	.15		(.21)	.80	.23	.98	2.24
Less dividends and distributions
Dividends from net investment income	(.10)		(.17)	(.23)	(.27)	(.30)	(.62)
Distributions from net realized gains	—		(.21)	—	(.36)	(.27)	(.55)
Total dividends and distributions	(.10)		(.38)	(.23)	(.63)	(.57)	(1.17)
Capital Contributions(b)	—		—	—	—	— (f)	—
Net asset value, end of period	$10.97		$10.92	$11.51	$10.94	$11.34	$10.93

TOTAL RETURN(a)	1.41%		(1.86)%	7.42%	2.24%	9.33%	24.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$250,999		$219,719	$181,334	$127,837	$102,992	$71,457
Average net assets (000)	$235,421		$198,973	$154,728	$117,927	$86,806	$56,103
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	1.16	%(g)	1.14%	1.13%	1.15%	1.17%	1.32	%(d)
Expenses before waivers and/or expense reimbursements	1.41	%(g)	1.39%	1.38%	1.40%	1.42%	1.57	%(e)
Net investment income	.91	%(g)	1.09%	1.92%	2.50%	2.79%	4.20%
Portfolio turnover rate	637	%(h)	500%	308%	243%	369%	657%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeds involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The annualized expense ratio without interest expense would have been 1.30% for the year ended October 31, 2009.
(e)	The annualized expense ratio without interest expense would have been 1.55% for the year ended October 31, 2009.
(f)	Less than $0.005 per share.
(g)	Annualized.
(h)	Not Annualized.
(i)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

The TARGET Portfolio Trust	207

Financial Highlights (continued)

	TOTAL RETURN BOND PORTFOLIO
	Class T
	Nine Months Ended July 31,		Year Ended October 31,
	2014(h)		2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$11.00		$11.60	$11.02	$11.42	$11.01	$9.93
Income (loss) from investment operations
Net investment income	.11		.18	.28	.33	.36	.47
Net realized and unrealized gain (loss) on investments	.09		(.35)	.59	(.04)	.68	1.84
Total from investment operations	.20		(.17)	.87	.29	1.04	2.31
Less dividends and distributions
Dividends from net investment income	(.14)		(.22)	(.29)	(.33)	(.36)	(.68)
Distributions from net realized gains	—		(.21)	—	(.36)	(.27)	(.55)
Total dividends and distributions	(.14)		(.43)	(.29)	(.69)	(.63)	(1.23)
Capital Contributions(e)	—		—	—	—	— (d)	—
Net asset value, end of period	$11.06		$11.00	$11.60	$11.02	$11.42	$11.01

TOTAL RETURN(a)	1.87%		(1.43)%	8.01%	2.76%	9.82%	25.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$163,596		$193,978	$267,095	$254,598	$266,960	$217,784
Average net assets (000)	$174,072		$246,978	$260,059	$249,230	$242,590	$198,247
Ratios to average net assets(b)
Expenses after waivers and/or expense reimbursements	.66	%(f)	.64%	.63%	.65%	.67%	.82	%(c)
Expenses before waivers and/or expense reimbursements	.66	%(f)	.64%	.63%	.65%	.67%	.82	%(c)
Net investment income	1.39	%(f)	1.59%	2.46%	2.99%	3.28%	4.71%
Portfolio turnover rate	637	%(g)	500%	308%	243%	369%	657%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Does not include expenses of the underlying fund in which the Portfolio invests.
(c)	The annualized expense ratio without interest expense would have been .80% for the year ended October 31, 2009.
(d)	Less than $0.005 per share.
(e)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeds involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.
(f)	Annualized.
(g)	Not Annualized.
(h)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

208	The TARGET Portfolio Trust

Financial Highlights (continued)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Class T
	Nine Months Ended July 31,		Year Ended October 31,
	2014(h)		2013	2012	2011	2010		2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.30		$10.85	$10.50	$10.96	$10.85		$10.27
Income (loss) from investment operations
Net investment income	.17		.25	.27	.27	.27		.36
Net realized and unrealized gain (loss) on investments	(.07)		(.40)	.56	— (b)	.66		1.27
Total from investment operations	.10		(.15)	.83	.27	.93		1.63
Less dividends and distributions
Dividends from net investment income	(.21)		(.22)	(.42)	(.36)	(.28)		(.42)
Distributions from net realized gains	(.06)		(.18)	(.06)	(.37)	(.54)		(.63)
Total dividends and distributions	(.27)		(.40)	(.48)	(.73)	(.82)		(1.05)
Capital Contributions(e)	—		—	—	—	—	(b)	—
Net asset value, end of period	$10.13		$10.30	$10.85	$10.50	$10.96		$10.85

TOTAL RETURN(a)	1.01%		(1.41)%	8.13%	2.70%	9.07%		17.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$124,058		$131,981	$169,193	$182,371	$248,817		$245,517
Average net assets (000)	$127,349		$149,452	$177,149	$210,348	$247,716		$218,911
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	.77	%(f)	.71%	.66%	.66%	.66	%(d)	.74	%(d)
Expenses before waivers and/or expense reimbursements	.77	%(f)	.71%	.66%	.66%	.66	%(d)	.74	%(d)
Net investment income	2.22	%(f)	2.33%	2.50%	2.61%	2.53%		3.47%
Portfolio turnover rate	234	%(g)	193%	175%	392%	938%		527%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than one full year are not annualized.
(b)	Less than $0.005 per share.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The annualized expense ratio without interest expense would have been .64% and .69%, respectively, for the years ended October 31, 2010 and 2009.
(e)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceeds involving allegations of improper trading in Portfolio shares during the fiscal year ended October 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of the settlement.
(f)	Annualized.
(g)	Not Annualized.
(h)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

The TARGET Portfolio Trust	209

Financial Highlights (continued)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Class T
	Nine Months Ended July 31,		Year Ended October 31,
	2014(g)		2013	2012	2011	2010		2009

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.50		$10.83	$10.68	$10.60	$9.96		$9.26
Income (loss) from investment operations
Net investment income	.05		.15	.29	.49	.54		.70
Net realized and unrealized gain (loss) on investments	.21		(.26)	.20	.05	.64		.74
Total from investment operations	.26		(.11)	.49	.54	1.18		1.44
Less dividends from net investment income	(.07)		(.22)	(.34)	(.46)	(.54)		(.74)
Net asset value, end of period	$10.69		$10.50	$10.83	$10.68	$10.60		$9.96

TOTAL RETURN(a)	2.47%		(.97)%	4.64%	5.26%	12.13%		16.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$43,879		$42,218	$43,605	$35,281	$36,157		$41,112
Average net assets (000)	$42,666		$43,290	$42,171	$34,208	$38,594		$44,081
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursements	.99	%(e)	.93%	.93%	1.03%	.88	%(b)	1.07	%(b)
Expenses before waivers and/or expense reimbursements	.99	%(e)	.93%	.93%	1.03%	.88	%(b)	1.07	%(b)
Net investment income	.65	%(e)	1.39%	2.70%	4.65%	5.23%		7.35%
Portfolio turnover rate(d)	936	%(f)	990%	847%	670%	646%		425%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for period less than one full year are not annualized.
(b)	The annualized expense ratio without interest expense would have been .87% and .79%, respectively, for the years ended October 31, 2010 and 2009.
(c)	Does not include expenses of the underlying fund in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)	Annualized.
(f)	Not Annualized.
(g)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.

See Notes to Financial Statements.

210	The TARGET Portfolio Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustee and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statements of assets and liabilities of The Target Portfolio Trust (comprised of Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of July 31, 2014, and the related statements of operations for the nine-month period ended July 31, 2014 and the year ended October 31, 2013, the statements of changes in net assets for the nine-month period ended July 31, 2014 and for each of the years in the two-year period ended October 31, 2013 and the financial highlights for the nine-month period ended July 31, 2014 and each of the years in the five-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2014, and the results of their operations for the nine-month period ended July 31, 2014 and the year ended October 31, 2013, the changes in their net assets for the nine-month period ended July 31, 2014 and for each of the years in the two-year period ended October 31, 2013 and the financial highlights for the nine-month period ended July 31, 2014 and each of the years in the five-year period ended October 31, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 19, 2014

The TARGET Portfolio Trust	211

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Portfolios is set forth below. Board Members who are not deemed to be “interested persons” of the Portfolios, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Portfolios are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Portfolios and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Portfolios.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (62) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (62) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

The TARGET Portfolio Trust

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (72) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

    The TARGET Portfolio Trust

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

The TARGET Portfolio Trust

(1)	The year that each individual joined the Board of the Target Portfolio Trust is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.	Since 2014

Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

The TARGET Portfolio Trust

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

The TARGET Portfolio Trust

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

¡	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¡	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¡

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¡

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

The TARGET Portfolio Trust

Approval of Advisory Agreements

The Trust’s Board of Trustees

The Board of Trustees (the “Board”) of The Target Portfolio Trust (the “Trust”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its Portfolios and their operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Trust’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC (“PI”) and each Portfolio’s subadvisory agreement. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interest of each of the Trust’s Portfolios and their shareholders.

In advance of the meetings, the Trustees requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and the Trust’s subadvisers. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided by PI and each subadviser, the performance of each Portfolio of the Trust, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be

[1]

The Trust is comprised of the following series (each, a “Portfolio” and collectively, the “Portfolios”): Target Large Capitalization Value Portfolio, Target Large Capitalization Growth Portfolio, Target Small Capitalization Value Portfolio, Target Small Capitalization Growth Portfolio, Target International Equity Portfolio, Target Intermediate-Term Bond Portfolio, Target Mortgage-Backed Securities Portfolio and Target Total Return Bond Portfolio.

The TARGET Portfolio Trust

Approval of Advisory Agreements (continued)

shared with each Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Trustees determined that the overall arrangements between the Trust and PI, which serves as the Trust’s investment manager pursuant to a management agreement, and between PI and each subadviser,2 each of which serve pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Trust, each Portfolio and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping and compliance services to the Trust. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the

[2]	The respective subadvisers for each Portfolio are as follows:
•	Target Large Capitalization Value Portfolio (Hotchkis and Wiley Capital Management, LLC, Epoch Investment Partners, Inc. and NFJ Investment Group LLC);
•	Target Large Capitalization Growth Portfolio (Massachusetts Financial Services Company and Brown Advisory, LLC);
•	Target Small Capitalization Value Portfolio (EARNEST Partners, LLC, J.P. Morgan Investment Management, Inc., Lee Munder Capital Group, LLC, NFJ Investment Group, LLC, Vaughan Nelson Investment Management, L.P., and Sterling Capital Management LLC);
•	Target Small Capitalization Growth Portfolio (Eagle Asset Management, Inc. and Emerald Mutual Fund Advisers Trust)
•	Target International Equity Portfolio (LSV Asset Management and Thornburg Investment Management, Inc.)
•	Target Intermediate-Term Bond Portfolio (Pacific Investment Management Company LLC),

The TARGET Portfolio Trust

investment subadvisory services provided by each subadviser, as well as compliance with the Trust’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also considered the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of each Portfolio. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Portfolios by each subadviser, and that there was a reasonable basis on which to conclude that the Trust and its Portfolios benefit from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Trust’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to certain of the Portfolios during the year ended December 31, 2013 exceeded the benefits gained by PI, resulting in an operating loss to PI. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

•	Target Mortgage-Backed Securities Portfolio (Wellington Management Company, LLP);
•	Target Total Return Bond Portfolio (Pacific Investment Management Company LLC).

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Approval of Advisory Agreements (continued)

The Board separately considered the profitability, to the extent available, of the Trust’s subadvisers. However, the Board noted that none of the Trust’s subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Portfolios’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the advisory fee schedule for the Portfolios of the Trust does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints in each Portfolio’s fee schedule is acceptable at this time.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Trust and its Portfolios. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Portfolios’ securities lending agent, transfer agency fees received by the Trust’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Portfolios. The Board concluded that the potential benefits to be

The TARGET Portfolio Trust

derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Portfolios / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of each Portfolio for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered each Portfolio’s actual management fee, as well as each Portfolio’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for each Portfolio as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Portfolio shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Portfolio represents the actual expense ratio incurred by Portfolio shareholders.

The mutual funds included in the Peer Universe3 and the Peer Group for each Portfolio were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed each Portfolio in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Portfolio’s performance, fees and overall expenses. The

[3]	Peer Universes for each Portfolio are denoted below:

Large Capitalization Growth Portfolio: Lipper Large-Cap Growth Funds Performance Universe.

Large Capitalization Value Portfolio: Lipper Large-Cap Value Funds Performance Universe.

Small Capitalization Growth Portfolio: Lipper Small-Cap Growth Funds Performance Universe.

Small Capitalization Value Portfolio: Lipper Small-Cap Value Funds Performance Universe. Although Lipper classifies the Portfolio in its Small-Cap Core Funds Performance Universe, the Lipper Small-Cap Value Funds Performance Universe was utilized for performance comparisons, because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

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Approval of Advisory Agreements (continued)

table sets forth gross performance comparisons (which do not reflect the impact on performance of any portfolio expenses, or subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Large Capitalization Growth Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	4th Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-year period, although it underperformed the benchmark index over the three-, five- and ten-year periods.
•	The Board considered that during 2012 the Portfolio added a new subadviser, noting the Portfolio’s recent performance had improved.
•

The Board concluded that it was reasonable to continue to monitor the Portfolio’s performance, and that in light of the recent subadvisory changes, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

International Equity Portfolio: a custom blend of mutual funds included in the Lipper International Multi-Cap Core Funds and International Large-Cap Core Funds Performance Universes. Although Lipper classifies the Portfolio in its International Multi-Cap Core Funds Performance Universe, the custom blend was utilized for performance comparisons, because PI believes that the funds included in this custom blend provide a more appropriate basis for Portfolio performance comparisons.

Total Return Bond Portfolio: Lipper Core Bond Funds Performance Universe. Although Lipper classifies the Portfolio in its BBB-rated Corporate Debt Funds Performance Universe, the Lipper Core Bond Funds Performance Universe was utilized for performance comparisons, because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

Intermediate Term Bond Portfolio: Lipper Core Bond Funds Performance Universe.

Mortgage-Backed Securities Portfolio: Lipper U.S. Mortgage Funds Performance Universe.

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Large Capitalization Value Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	4th Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the one-year, and it underperformed the benchmark index less than 1% over the three-, five- and ten-year periods.
•	The Board further noted that during 2012 the Portfolio added a new subadviser, noting that the Portfolio’s recent performance had improved.
•

The Board concluded that, in light of the recent change in subadvisers and competitive performance against its benchmark index, and against Peer Universe over the one-year period, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Small Capitalization Growth Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio underperformed its benchmark index over all periods.
•	The Board further noted that a new subadviser was added in 2012, and therefore the Portfolio’s long-term performance did not reflect the change in subadvisers.
•	The Board further noted information provided by PI, which indicated that the Portfolio’s recent performance had improved, with the Portfolio ranked in the first quartile for the first quarter of 2014.
•

The Board concluded that, in light of the Portfolio’s recent subadviser addition, it would be in the best interests of the Portfolio and its shareholders to continue to closely monitor the Portfolio’s performance and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

The TARGET Portfolio Trust

Approval of Advisory Agreements (continued)

Small Capitalization Value Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over all periods.
•

The Board concluded that, in light of the Portfolio’s competitive performance against its benchmark index, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

International Equity Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, and it underperformed its benchmark index by less than 1% over the one-year period.
•

The Board concluded that, in light of the Portfolio’s competitive performance against its benchmark index and Peer Universe, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Total Return Bond Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed its benchmark index over the one-year period.

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•	The Board noted that the Fund’s actual management fee ranked less than one basis point from its Peer Group median.
•

The Board concluded that, in light of the Portfolio’s competitive performance against its benchmark index and Peer Universe over longer periods, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Intermediate-Term Bond Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, although it underperformed its benchmark index over the one-year period.
•	The Board noted that the Fund’s actual management fee ranked less than one basis point from its Peer Group median.
•

The Board concluded that, in light of the Portfolio’s competitive performance against its benchmark index and Peer Universe over longer periods, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Mortgage-Backed Securities Portfolio

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Portfolio outperformed its benchmark index over the three-, five- and ten-year periods, and it underperformed its benchmark index by one basis point over the one-year period.
•

The Board also noted information from PI indicating that performance had improved, with the Fund performing in the first quartile of its Peer Universe and outperforming its benchmark index for the year-to-date period ended April 30, 2014.

The TARGET Portfolio Trust

Approval of Advisory Agreements (continued)

•

The Board concluded that, in light of the Portfolio’s competitive performance against its benchmark index and Peer Universe, it would be in the best interests of the Portfolio and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of each Portfolio and its shareholders.

The TARGET Portfolio Trust

■ ■MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees has delegated to the Trust’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Trust. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Brown Advisory, LLC	901 S. Bond Street Suite 400 Baltimore, MD 21231

	Eagle Asset Management, Inc.	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Emerald Mutual Fund Advisers Trust	3175 Oregon Pike Leola, PA 17540

	Epoch Investment Partners, Inc.	399 Park Avenue New York, NY 10022

	Hotchkis and Wiley Capital Management, LLC	725 S. Figueroa Street 39th Floor Los Angeles, CA 90017

	J.P. Morgan Investment Management, Inc.	245 Park Avenue New York, NY 10167

	Lee Munder Capital Group, LLC	200 Clarendon Street Boston, MA 02116

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

	Massachusetts Financial Services Company	111 Huntington Avenue Boston, MA 02199

	NFJ Investment Group LLC	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	650 Newport Center Drive Newport Beach, CA 92660

	Sterling Capital Management LLC	Two Morrocroft Centre 4064 Colony Road Suite 300 Charlotte, NC 28211

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

	Wellington Management Company, LLP	280 Congress Street Boston, MA 02110

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Trust carefully before investing. The prospectus and summary prospectuses contain this and other information about the Trust. An investor may obtain a prospectus and summary prospectuses by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectuses and summary prospectuses should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, The Target Portfolio Trust, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s schedule of portfolio holdings is also available on the Trust’s website as of the end of each month.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

THE TARGET PORTFOLIO TRUST	NASDAQ	CUSIP		NASDAQ	CUSIP
Large Capitalization Growth (Class R)	TLCRX	875921868	Total Return Bond (Class T)	TATBX	875921884
Large Capitalization Growth (Class T)	TALGX	875921207	Mortgage-Backed Securities (Class T)	TGMBX	875921702
Small Capitalization Growth (Class R)	TSCRX	875921835	Large Capitalization Value (Class R)	TLVRX	875921850
Small Capitalization Growth (Class T)	TASGX	875921405	Large Capitalization Value (Class T)	TALVX	875921108
International Equity (Class Q)	TIEQX	875921793	Small Capitalization Value (Class A)	TSVAX	875921785
International Equity (Class R)	TEQRX	875921827	Small Capitalization Value (Class R)	TSVRX	875921843
International Equity (Class T)	TAIEX	875921504	Small Capitalization Value (Class T)	TASVX	875921306
Total Return Bond (Class R)	TTBRX	875921819	Intermediate-Term Bond (Class T)	TAIBX	875921801

TMF158E    0266854-00001-00

Item 2	–	Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period November 1, 2013 through July 31, 2014and the fiscal year ended October 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $302,290 and $300,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

  Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal period November 1, 2013 through July 31, 2014 and the fiscal year ended October 31, 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period November 1, 2013 through July 31, 2014 and the fiscal year ended October 31, 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 18, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	September 18, 2014